                                                                 EXHIBIT 10.DD.1





                               U.S. $1,230,000,000

            AMENDED AND RESTATED SPONSOR SUBSIDIARY CREDIT AGREEMENT

                       Originally Dated as of May 9, 2000
              Amended and Restated as of December 15, 2000 and June
                                    29, 2001
             and as further Amended and Restated as of July 19, 2002
                                      among

                             NORIC HOLDINGS, L.L.C.

                                   as borrower

                                       and

                   THE OTHER SPONSOR SUBSIDIARIES PARTY HERETO

                                 as co-obligors

                                       and

                           CLYDESDALE ASSOCIATES, L.P.

                                    as lender

                                       and

                            WILMINGTON TRUST COMPANY

                     as Sponsor Subsidiary Collateral Agent



Sponsor Subsidiary Credit Agreement

                                TABLE OF CONTENTS


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                                                                                                               Page
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                                     ARTICLE I DEFINITIONS AND ACCOUNTING TERMS

Section 1.01. Certain Defined Terms...............................................................................1
Section 1.02. Computation of Time Periods.........................................................................1
Section 1.03. No Presumption Against Any Party....................................................................1
Section 1.04. Use of Certain Terms................................................................................1
Section 1.05. Headings and References.............................................................................2
Section 1.06. Accounting Terms....................................................................................2
Section 1.07. Balance in Cash Reserve.............................................................................2
Section 1.08. Face Value Amount...................................................................................2
Section 1.09. Supplements to Schedules............................................................................2
Section 1.10. E&P Assets - Interest Coverage......................................................................3
Section 1.11. Sponsor Subsidiary Notices..........................................................................4
Section 1.12. Material Adverse Effect.............................................................................4

                                    ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES

Section 2.01. The Advances........................................................................................4
Section 2.02. Making the Advances.................................................................................4
Section 2.03. Interest............................................................................................5
Section 2.04. Repayment of Advances...............................................................................5
Section 2.05. Prepayment of Advances..............................................................................5
Section 2.06. Payments and Computations; Additional Amounts......................................................10
Section 2.07. Taxes..............................................................................................10
Section 2.08. Evidence of Indebtedness...........................................................................11
Section 2.09. E&P Assets - E&P Borrowing Base Determinations.....................................................11
Section 2.10. Collateral Shortfall...............................................................................15
Section 2.11. Adjustments to Energy Investment Loan Values.......................................................17

                                         ARTICLE III CONDITIONS TO ADVANCES

Section 3.01. Conditions Precedent to Making the Initial Advance.................................................18
Section 3.02. Conditions Precedent to Making the Additional Advances.............................................23
Section 3.03. Conditions Precedent to Amending and Restating this Agreement on July 19, 2002.....................24

                                     ARTICLE IV REPRESENTATIONS AND WARRANTIES

Section 4.01. Representations and Warranties with Respect to Each Sponsor Subsidiary.............................30
Section 4.02. Representations and Warranties with Respect to Energy Investments and Controlled
                      Businesses.................................................................................35
Section 4.03. Representations and Warranties with Respect to E&P Assets..........................................38



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                                       ii


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Section 4.04. Timing of Representations and Warranties with respect to Operative Documents.......................39

                                    ARTICLE V COVENANTS OF SPONSOR SUBSIDIARIES

Section 5.01. Affirmative Covenants with Respect to Sponsor Subsidiaries.........................................40
Section 5.02. Negative Covenants with Respect to Sponsor Subsidiaries............................................43
Section 5.03. Refinancing of the Controlled Business Debt........................................................49
Section 5.04. Financial Covenants................................................................................50
Section 5.05. Certain Negative Covenants with respect to Lipizzan and Noric LP...................................52
Section 5.06. A-Loans and Total Cash Collateral Amount...........................................................54
Section 5.07. Appraisals of Energy Investments...................................................................55
Section 5.08. Affirmative Covenants with Respect to Controlled Businesses........................................55
Section 5.09. Negative Covenants with Respect to Each Controlled Business........................................58
Section 5.10. Covenants with Respect to E&P Participation Agreements and Production Payment
                      Agreements.................................................................................68
Section 5.11. Application of Amounts from Disposition of Transaction Assets......................................70

                                            ARTICLE VI EVENTS OF DEFAULT

Section 6.01. Events of Default..................................................................................71

                               ARTICLE VII ADMINISTRATION, SETTLEMENT AND COLLECTION

Section 7.01. Maintaining the Sponsor Subsidiary Cash Reserve and the Sponsor Subsidiary Operating
                      Account....................................................................................77
Section 7.02. Deposit of Funds into the Sponsor Subsidiary Cash Reserve..........................................79
Section 7.03. Permitted Investments..............................................................................80
Section 7.04. Transfers from the Sponsor Subsidiary Cash Reserve.................................................82
Section 7.05. Transfers from the Sponsor Subsidiary Operating Account............................................87
Section 7.06. Subsisting Event of Default or Incipient Event.....................................................88
Section 7.07. Transfers from the Sponsor Subsidiary Cash Reserve and the Sponsor Subsidiary
                      Operating Account in Respect of Payments on the Maturity Date and Application
                      of Proceeds of Collateral Pursuant to the Sponsor Subsidiary Security Agreement............88

                                         ARTICLE VIII THE COLLATERAL AGENT

Section 8.01. Authorization and Action...........................................................................89
Section 8.02. Sponsor Subsidiary Collateral Agent's Reliance, Etc................................................89
Section 8.03. Clydesdale Credit Decision.........................................................................90
Section 8.04. Fee................................................................................................90

                       ARTICLE IX ASSIGNMENTS; ACCESSION OF ADDITIONAL SPONSOR SUBSIDIARIES;
                                         ACQUISITIONS OF TRANSACTION ASSETS

Section 9.01. No Assignment by any Sponsor Subsidiary............................................................90
Section 9.02. Additional Sponsor Subsidiaries and Acquisitions of Transaction Assets.............................91



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                                       iii


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Section 9.03. Permitted Assignment by Clydesdale.................................................................91

                                             ARTICLE X INDEMNIFICATION

Section 10.01. Indemnities by Sponsor Subsidiaries...............................................................91
Section 10.02. Survival of Indemnification Obligations...........................................................92
Section 10.03. Limitations on Indemnification Obligations........................................................92
Section 10.04. Payments..........................................................................................93
Section 10.05. Procedural Requirements...........................................................................93

                                              ARTICLE XI MISCELLANEOUS

Section 11.01. Amendments, Etc...................................................................................95
Section 11.02. Notices, Etc......................................................................................95
Section 11.03. No Waiver, Remedies...............................................................................96
Section 11.04. Costs and Expenses................................................................................96
Section 11.05. Right of Setoff...................................................................................97
Section 11.06. Binding Effect....................................................................................97
Section 11.07. Governing Law.....................................................................................97
Section 11.08. Execution in Counterparts.........................................................................97
Section 11.09. Non-Recourse Liability............................................................................98
Section 11.10. WAIVER OF JURY TRIAL..............................................................................98
Section 11.11. Authorization of Noric Holdings as Sponsor Subsidiaries' Agent....................................98
Section 11.12. Consent to Jurisdiction...........................................................................98


SCHEDULES

Schedule I                 Acquisition/Accession Procedures Schedule
Schedule 3.03(b)           Legal Opinions
Schedule 5.09(d)(A)        Oil and Gas Properties held by CIG Controlled
                           Business as at the Third Restatement Date

EXHIBITS

EXHIBIT A                  Form of E&P Participation Agreement
EXHIBIT B-1                Form of El Paso A-Loan Note
EXHIBIT B-2                Form of El Paso Affiliate A-Loan Note
EXHIBIT C-1                Form of El Paso Demand Loan (El Paso)
EXHIBIT C-2                Form of El Paso Demand Loan (El Paso Affiliates)
EXHIBIT D                  Form of E&P Borrowing Base Report
EXHIBIT E                  Hedge Agreements Trade Confirmations
EXHIBIT 5.03(b)            El Paso Undertaking



Sponsor Subsidiary Credit Agreement

            AMENDED AND RESTATED SPONSOR SUBSIDIARY CREDIT AGREEMENT

                       Originally Dated as of May 9, 2000
          Amended and Restated as of December 15, 2000 and June 29,2001
             and as further Amended and Restated as of July 19, 2002

                  NORIC HOLDINGS, L.L.C., a Delaware limited liability company ("NORIC HOLDINGS"), as borrower, each other Sponsor Subsidiary listed on the signature pages hereof and each other Additional Sponsor Subsidiary that executes a Sponsor Subsidiary Accession Agreement, CLYDESDALE ASSOCIATES, L.P., a Delaware limited partnership ("CLYDESDALE"), as lender, and WILMINGTON TRUST COMPANY, a Delaware banking corporation ("WILMINGTON"), as collateral agent for Clydesdale (the "SPONSOR SUBSIDIARY COLLATERAL AGENT"), agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  Section 1.01. Certain Defined Terms. Words and expressions defined in Exhibit A to the Third Amended and Restated Partnership Agreement of Clydesdale, originally dated as of April 28, 2000 and amended and restated as of May 9, 2000, December 15, 2000, June 29, 2001 and July 19, 2002, among Appaloosa Holdings Company, Noric Holdings, Noric Holdings I, Mustang Investors, L.L.C. and Clydesdale or in Exhibit A to the Amended and Restated El Paso Agreement, dated as of the date of this Agreement, made by El Paso Corporation shall have the same meanings in this Agreement. A reference to this "AGREEMENT" is a reference to this Sponsor Subsidiary Credit Agreement, as amended, supplemented or modified from time to time.

                  Section 1.02. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the words "FROM" and "COMMENCING ON" mean "from and including" and the words "TO", "THROUGH", "UNTIL" and "ENDING ON" each mean "to but excluding".

                  Section 1.03. No Presumption Against Any Party. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any particular party, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each party and its counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

                  Section 1.04. Use of Certain Terms. Unless the context of this Agreement requires otherwise, the plural includes the singular, the singular includes the plural, and "INCLUDING" has the inclusive meaning of "including without limitation". The words "HEREOF", "HEREIN", "HEREBY", "HEREUNDER" and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.


Sponsor Subsidiary Credit Agreement
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                                       2


                  Section 1.05. Headings and References. Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of or to this Agreement. Unless otherwise provided, references to Articles, Sections, Schedules, and Exhibits shall be deemed to be references to Articles, Sections, Schedules, and Exhibits of or to this Agreement. Whether or not stated herein or therein, references to this Agreement and to any other Operative Document or any other agreement include this Agreement and the other Operative Documents and agreements as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof as permitted by the Operative Documents. Whether or not stated herein, a reference to any law or Applicable Law shall mean that law or Applicable Law as it may be amended, modified or supplemented from time to time, and any successor law or Applicable Law. A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Agreement governing the assignment of rights and obligations under or the binding effect of any provision of this Agreement.

                  Section 1.06. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with, and certificates of compliance with covenants shall be based upon, GAAP.

                  Section 1.07. Balance in Cash Reserve. A reference in this Agreement to a "BALANCE IN" or the "BALANCE OF" the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve, the Noric Cash Reserve or the Noric LP Cash Reserve at any time is a reference to the aggregate value of:

                  (a) the cash balance standing to the credit of the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve, the Noric Cash Reserve or the Noric LP Cash Reserve, as the case may be, at that time; and

                  (b) the face value amount of all Permitted Investments in the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve, the Noric Cash Reserve or the Noric LP Cash Reserve, as the case may be, at that time. Any Investments that are not Permitted Investments or are in default at such time (after giving effect to any grace period provided for under clause (a) of the definition of El Paso Event) shall be deemed to have no value.

                  Section 1.08. Face Value Amount. A reference in this Agreement to the "FACE VALUE AMOUNT" of any Permitted Investment at any time is a reference to:

                  (a) where the Permitted Investment is a Cash Equivalent, the face value of such Cash Equivalent less any unamortized discount at such time; or

                  (b) where the Permitted Investment is an El Paso Demand Loan, the outstanding principal amount of such El Paso Demand Loan at that time.

                  Section 1.09. Supplements to Schedules. Parts I, II, III, IV, V, IX and X of Schedule I to the Sponsor Subsidiary Security Agreement shall automatically be supplemented by Parts I, II, III, IV, V, IX and X, respectively, of any Transaction Asset Schedule attached to a Sponsor Subsidiary Accession Agreement or to a Sponsor Subsidiary Security Agreement


Sponsor Subsidiary Credit Agreement
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                                       3


Supplement on the applicable Acquisition/Accession Date, whereupon any reference in any Operative Document to such Schedule shall be a reference to each such Schedule as supplemented in accordance with this Section 1.09.

                  Section 1.10. E&P Assets - Interest Coverage(a) . (a) E&P Participation Property. For the purposes of Section 6.01(f), if at the time of testing the ratio in Section 6.01(f) any E&P Participation Property with respect to any E&P Asset has been held by a Sponsor Subsidiary, Noric or Noric LP, as the case may be, for less than four complete Fiscal Quarters, the aggregate net cash received by the relevant Sponsor Subsidiary, Noric or Noric LP, as the case may be, in respect of such E&P Participation Property for the most recently completed four Fiscal Quarters shall be equal to the aggregate net cash received by such Sponsor Subsidiary, Noric or Noric LP, as the case may be, in respect of such E&P Participation Property for such number of complete Fiscal Quarters since the Closing Date or the applicable Acquisition/Accession Date, as the case may be, multiplied by a fraction of which the numerator is four and the denominator is the number of complete Fiscal Quarters that have elapsed since the Closing Date or the applicable Acquisition/Accession Date, as the case may be.

                  (b) Production Payments. (i) For purposes of calculating the amount under clause (x) of Section 6.01(f)(i), if at the time of testing the ratio in Section 6.01(f) any Subject Interest has been held by any Counterparty to any Production Payment Agreement for less than four complete Fiscal Quarters, the aggregate cash revenues from such Subject Interest for the most recently completed four Fiscal Quarters shall be deemed equal to the cash revenues from such Subject Interest (without regard to the respective Production Payment) minus all operating expenses, capital expenditures and Taxes attributable to such Subject Interest for such number of complete Fiscal Quarters since the date of acquisition of such Subject Interest by such Counterparty to such Production Payment Agreement, multiplied by a fraction of which the numerator is four and the denominator is the number of complete Fiscal Quarters that have elapsed since the date of acquisition of such Subject Interest by such Counterparty to such Production Payment Agreement.

                  (ii) For purposes of calculating the amount under clause (y) of Section 6.01(f)(i), if at the time of testing the ratio in Section 6.01(f) any increased portion of the Scheduled Quantities listed on Schedule 1 to any Production Payment Conveyance for the most recently completed four Fiscal Quarters has been included on such Schedule 1 for less than four complete Fiscal Quarters, the aggregate cash received by Lipizzan in respect of the Production Payment granted pursuant to such Production Payment Conveyance for the most recently completed four Fiscal Quarters shall be deemed equal to (A) the aggregate cash received by Lipizzan in respect of such portion of the Scheduled Quantities for such number of complete Fiscal Quarters since the date such Scheduled Quantities were included on such Schedule 1, multiplied by a fraction of which the numerator is four and the denominator is the number of complete Fiscal Quarters that have elapsed since the date such Scheduled Quantities were included on such Schedule 1, plus (B) all other cash received by Lipizzan in respect of the Production Payment granted pursuant to such Production Payment Conveyance for the most recently completed four Fiscal Quarters.


Sponsor Subsidiary Credit Agreement
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                                       4


                  Section 1.11. Sponsor Subsidiary Notices. Any notice, request or information required hereunder to be provided by a specified Sponsor Subsidiary (other than in Article III hereof) may be provided by any Sponsor Subsidiary on behalf of any or all Sponsor Subsidiaries.

                  Section 1.12. Material Adverse Effect. A reference in this Agreement to a "MATERIAL ADVERSE EFFECT" on the business, operations, performance, properties or financial condition (or any specified subset thereof) of any Controlled Business means a "material adverse effect" on the business, operations, performance, properties or financial condition (or any specified subset thereof) of the issuer of any Energy Investment, and the related Intermediate Holders and Underlying Businesses, taken as a whole on a consolidated basis.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  Section 2.01. The Advances. (a) On the terms and conditions hereinafter set forth, Clydesdale has made available to Noric Holdings an advance (the "INITIAL ADVANCE") on the Closing Date in a principal amount of $280,000,000.

                  (b) On the terms and conditions hereinafter set forth, Clydesdale has made available to Noric Holdings a subsequent advance (such advance, together with each advance referred to in the following sentence of this Section 2.01 (b), each an "ADDITIONAL ADVANCE") on December 15, 2000 in a principal amount of $950,000,000. Clydesdale may in its absolute discretion from time to time on or before the Capital Contribution Date, agree to make available to Noric Holdings further advances.

                  (c) Amounts borrowed hereunder and repaid or prepaid may not be reborrowed.

                  (d) Each Sponsor Subsidiary shall be jointly and severally liable for the repayment of the principal amount of, and for the payment of interest and all other amounts in respect of, each Advance made to Noric Holdings hereunder and each Sponsor Subsidiary shall be jointly and severally liable for all Obligations hereunder as a primary obligor and not as a surety.

                  Section 2.02. Making the Advances. (a) Subject to satisfaction of the conditions precedent set forth herein, Clydesdale made and Noric Holdings borrowed the Initial Advance on the Closing Date.

                  (b) Subject to Section 2.01(b), Noric Holdings may at any time and from time to time prior to the Capital Contribution Termination Date by written notice to Clydesdale request Clydesdale to make an Additional Advance. Such notice shall state the following:

                  (i) the amount of such requested Additional Advance (which shall not be less than $25,000,000 and integral multiples of $5,000,000 in excess thereof); and


Sponsor Subsidiary Credit Agreement

                  (ii) the date for the making of such requested Additional Advance, which in any event shall be the corresponding Capital Contribution Date under the Clydesdale Partnership Agreement.

                  A notice by the Clydesdale General Partner to the Clydesdale Class B Limited Partner under Section 5.4 of the Clydesdale Partnership Agreement shall be deemed to satisfy the foregoing notification requirement.

                  (c) Clydesdale shall make the Initial Advance available to Noric Holdings by deposit of the proceeds thereof to the Sponsor Subsidiary Operating Account on the Closing Date. If Clydesdale agrees to make any Additional Advance, Clydesdale shall, subject to the conditions precedent set forth in Section 3.02, make such Additional Advance to Noric Holdings by deposit of the proceeds thereof to the Sponsor Subsidiary Operating Account on the applicable Capital Contribution Date.

                  (d) The Sponsor Subsidiaries shall jointly and severally indemnify Clydesdale against any cost or expense incurred by Clydesdale as a result of any failure to fulfill on or before the Closing Date or any Capital Contribution Date (as applicable) the applicable conditions set forth in Article
III. A notice by Clydesdale to Noric Holdings of the amount of such cost or expense shall, in the absence of manifest error, be conclusive and binding for all purposes.

                  Section 2.03. Interest. (a) The Sponsor Subsidiaries shall jointly and severally pay interest on the unpaid principal amount of each Advance outstanding from time to time from the Closing Date or the applicable Capital Contribution Date (as applicable) until the principal amount shall be paid in full at a rate per annum at all times during each Interest Period equal to the Funding Rate for such Interest Period, payable on the Payment Date next succeeding the last day of such Interest Period.

                  (b) Clydesdale shall notify Noric Holdings of such Funding Rate for an Interest Period (or portion thereof) three Business Days prior to the Payment Date for such Interest Period. A notice by Clydesdale to Noric Holdings of the Funding Rate shall be binding on each Sponsor Subsidiary.

                  Section 2.04. Repayment of Advances. The Sponsor Subsidiaries shall jointly and severally repay on the Maturity Date the principal amount of all Advances then outstanding in full.

                  Section 2.05. Prepayment of Advances. (a) Voluntary. A Sponsor Subsidiary may, upon at least five Business Days' notice to Clydesdale stating the proposed date and the aggregate principal amount of the prepayment, and, if such notice is given, such Sponsor Subsidiary shall, prepay the outstanding principal amount of an Advance in whole or in part together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment; provided, however, that each partial prepayment shall be in an aggregate principal amount of not less than $1,000,000.

                  (b) Mandatory.


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                                       6


                  (i) Disposition of Controlled Business upon Merger or Consolidation. If any Controlled Business enters into any transaction of consolidation or merger with or into any other Person (other than a merger permitted pursuant to Section 5.09(c)), then such merger or consolidation shall be treated as a Disposition of such Controlled Business, and on the effective date of such consolidation or merger the Sponsor Subsidiaries shall prepay the Advances in a principal amount equal to the Energy Investment Loan Value applicable to such Controlled Business, together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment.

                  (ii) Disposition of Energy Investments. Upon a Disposition of any Energy Investment by a Sponsor Subsidiary (whether to El Paso, an Affiliate of El Paso or any other Person), the Sponsor Subsidiaries shall forthwith on the effective date of such Disposition, prepay Advances in a principal amount equal to the Energy Investment Loan Value of such Energy Investment, together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment.

                  (iii) Disposition of Assets of Underlying Businesses. Except in the case of any Disposition permitted by Section 5.09(d)(G), if all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business relating to an Energy Investment (other than a Publicly Traded Investment) are Disposed of (whether to El Paso, an Affiliate of El Paso or any other Person) at any time after the Closing Date or the Acquisition/Accession Date of such Energy Investment (as applicable), then the Sponsor Subsidiaries shall forthwith on the effective date of such Disposition, prepay Advances in a principal amount equal to the Energy Investment Loan Value of the Energy Investment to which such Intermediate Holder or Underlying Business relates, together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment.

                  (iv) Excess Distribution. On the date of each Distribution by an Underlying Business, the Sponsor Subsidiaries shall prepay Advances in a principal amount equal to the Excess Distribution (if any) calculated as of such date, together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment.

                  (v) A-Loans. (A) If El Paso or any Affiliate of El Paso prepays any principal under any A-Loan Note, the Sponsor Subsidiaries shall forthwith prepay Advances in a principal amount equal to the principal amount of such prepayment, together with all other amounts required to be paid pursuant to
Section 2.06(c) in connection with such prepayment.

                  (B) If the Sponsor Subsidiaries prepay Advances (other than in accordance with clause (A) above), then El Paso or any Affiliate of El Paso that is an obligor under an A-Loan Note shall (x) be deemed to have prepaid the principal amount outstanding under such A-Loan Note in the principal amount of such prepayment of Advances by the Sponsor Subsidiaries and (y) pay interest accrued on the principal deemed to have been so prepaid under such A-Loan Note in accordance with the terms thereof; provided that the amount described in clause (x) above shall be deemed to be distributed to El Paso or such Affiliate of El Paso and the outstanding principal amount of the A-Loan Notes shall be reduced by the principal amount of such deemed prepayment.


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                                       7


                  (vi) E&P Borrowing Base Reductions. The Sponsor Subsidiaries shall prepay Advances in a principal amount equal to the amount, and at the times, specified in Section 2.10(a)(i), Section 5.11(b)(i) or (ii) and Section 7.04(i)(A) or (B), together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment.

                  (vii) Minimum Unrecovered Capital. If, as a result of any voluntary or mandatory prepayment under this Section 2.05, the Unrecovered Capital of Mustang in Clydesdale would be less than $150,000,000 (or $300,000,000, if the aggregate principal amount of the Advances immediately prior to such voluntary or mandatory prepayment is more than $500,000,000), then the Sponsor Subsidiaries shall on the date of such voluntary or mandatory prepayment prepay the Advances in full together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment.

                  (viii) El Paso RA Event. If the senior unsecured long-term debt credit ratings of El Paso fall below BBB- by S&P and below Baa3 by Moody's (an "EL PASO RA EVENT"), then the Sponsor Subsidiaries shall prepay the Advances in a principal amount equal to:

                  (A) the Net Cash Proceeds from any Dispositions described in Sections 5.02(d)(C)(3) and (4), 5.05(a)(C) and (D) and 5.09(d)(C) and
         (D) and the Disposition Value of the E&P Assets Disposed of pursuant to
         Section 5.05(a)(E) and (F) and occurring during the continuance of an El Paso RA Event; provided that such prepayment of the Advances shall be made at the earlier of (x) the next Payment Date following any such Disposition and (y) any date, following the initial occurrence of such El Paso RA Event and thereafter following the making of any prepayment under this clause (A), on which the aggregate amount of Net Cash Proceeds from all such Dispositions described in Sections 5.02(d)(C)(3) and (4), 5.05(a)(C) and (D) and 5.09(d)(C) and (D) and the Disposition Value of the E&P Assets from all such Dispositions described in Sections 5.05(a)(E) and (F) is at least $5,000,000;

                  (B) on each Payment Date during the continuance of an El Paso RA Event, the lesser of (x) the excess of (1) the gross revenues (other than proceeds from sales of assets (other than current assets as defined under GAAP) or capital contributions) for the Fiscal Quarter in which such El Paso RA Event occurs (and in each subsequent Fiscal Quarter while such El Paso RA Event continues) of the Energy Investments (other than any Publicly Traded Investment) over (2) the aggregate amount of all operating expenditures in the ordinary course of business and all Maintenance Capital Expenditures paid (or in respect of which an obligation to pay any such expenditure was incurred) in any such Fiscal Quarter with respect to the Energy Investments (other than any Publicly Traded Investment) (such aggregate amount not to exceed $76,000,000 in any such Fiscal Quarter solely for purposes of the calculation in this clause (B)(2)) and (y) the aggregate amount of the net income of the Energy Investments (other than any Publicly Traded Investment) reflected in the most recent financial statements delivered pursuant to Section 5.4 of the El Paso Agreement; provided that an amount (if any) equal to the positive value of the difference between the amount described in clause (x) above and the amount described in clause (y) above shall be deposited into the applicable Proceeds Account and held therein; and provided further that:


Sponsor Subsidiary Credit Agreement

                  (I) if such prepayment of the Advances falls on the first Payment Date following the end of the fourth Fiscal Quarter of the immediately preceding Fiscal Year, the amount described in clause (y) above shall be the amount of such net income as reflected in the financial statements as of the end of the third Fiscal Quarter of the immediately preceding Fiscal Year, and such amount shall be (aa) increased by the absolute amount (if any) by which the amount of net income reflected in the financial statements as of the end of such third Fiscal Quarter of the immediately preceding Fiscal Year exceeds the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such third Fiscal Quarter of the immediately preceding Fiscal Year or (bb) reduced by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the third Fiscal Quarter of the immediately preceding Fiscal Year is less than the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such third Fiscal Quarter of the immediately preceding Fiscal Year;

                  (II) if such prepayment of the Advances falls on the first Payment Date following the end of the first Fiscal Quarter of the current Fiscal Year, the amount described in clause (y) above shall be the amount of such net income as reflected in the financial statements as of the end of the third Fiscal Quarter of the immediately preceding Fiscal Year;

                  (III) if such prepayment of the Advances falls on the first Payment Date following the end of the second Fiscal Quarter of the current Fiscal Year, the amount described in clause (y) above shall be the amount of such net income as reflected in the financial statements as of the end of the first Fiscal Quarter of the current Fiscal Year, and such amount shall be
                           (aa) increased by the absolute amount (if any), by which the amount of net income reflected in financial statements as of the end of the fourth Fiscal Quarter of the immediately preceding Fiscal Year and as of the end of the first Fiscal Quarter of the current Fiscal Year, respectively, exceeds the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such fourth Fiscal Quarter of the immediately preceding Fiscal Year and the end of such first Fiscal Quarter of the current Fiscal Year, respectively, or (bb) reduced by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the fourth Fiscal Quarter of the immediately preceding Fiscal Year and as of the end of the first Fiscal Quarter of the current Fiscal Year, respectively, is less than the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such fourth Fiscal Quarter of the immediately preceding Fiscal Year and the end of such first Fiscal Quarter of the current Fiscal Year, respectively; and


Sponsor Subsidiary Credit Agreement

                  (IV) if such prepayment of the Advances falls on first the Payment Date following the end of the third Fiscal Quarter of the current Fiscal Year, the amount described in clause (y) above shall be the amount of such net income as reflected in the financial statements as of the end of the second Fiscal Quarter of the current Fiscal Year, and such amount shall be
                           (aa) increased by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the second Fiscal Quarter of the current Fiscal Year exceeds the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such second Fiscal Quarter of the current Fiscal Year or (bb) reduced by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the second Fiscal Quarter of the current Fiscal Year is less than the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such second Fiscal Quarter of the current Fiscal Year.

         provided, however, that with respect to this clause (B), if in any Fiscal Quarter (1) the amount described in clause (x) thereof is greater than the amount described in clause (y) thereof, and (2) the sum of all cumulative amounts described in such clause (x) for all prior Fiscal Quarters is less than the sum of all cumulative amounts described in such clause (y) for all such prior Fiscal Quarters, then the Sponsor Subsidiaries shall make an additional prepayment of Advances in a principal amount equal to the lesser of (I) the amount described in clause (x) for such current Fiscal Quarter minus the amount described in clause (y) for such current Fiscal Quarter, and
         (II) the sum of all cumulative amounts described in such clause (y) for all such prior Fiscal Quarters minus the sum of all cumulative amounts described in such clause (x) for all such prior Fiscal Quarters;

                  (C) on each Payment Date during the continuance of an El Paso RA Event, the excess of (x) the aggregate (1) net cash received by the Sponsor Subsidiaries, Noric and Noric LP (without double counting) in respect of each E&P Participation Property (other than proceeds from sales of Relevant Assets or capital contributions) and (2) gross cash received by Lipizzan in respect of the Production Payments (other than proceeds from sales of Relevant Assets) for the Fiscal Quarter in which such El Paso RA Event occurs (and in each subsequent Fiscal Quarter while such El Paso RA Event continues) over (y) the aggregate ---- amount of all operating expenditures in the ordinary course of business of the relevant Sponsor Subsidiary, Noric and Noric LP and, with respect to Noric and Noric LP only, Taxes consistent with past practice, for the Fiscal Quarter in which such El Paso RA Event occurs (and in each subsequent Fiscal Quarter while such El Paso RA Event continues); and

                  (D) the E&P Holdback Amount then in effect on the date of an El Paso RA Event,

in each case together with all other amounts required to be paid pursuant to
Section 2.06(c) in connection with such prepayment.


Sponsor Subsidiary Credit Agreement

                  Section 2.06. Payments and Computations; Additional Amounts.
(a) Clydesdale Operating Account. Each Sponsor Subsidiary shall make each payment hereunder, irrespective of any right of setoff or counterclaim, no later than 10:00 a.m. (New York City time) on the day when due in immediately available Dollars to the Clydesdale Operating Account.

                  (b) Calculation. All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed (except that where interest is calculated by reference to the Base Rate, the computation of interest hereunder shall be made on the basis of a year of 365 days or 366 days, as applicable). Each determination by Clydesdale of an interest rate hereunder shall be conclusive and binding for all purposes, in the absence of manifest error.

                  (c) Additional Amounts. All payments of principal under this Agreement (whether on prepayment or otherwise) shall be made together with (without duplication) all accrued interest to the date of such payment or prepayment on the principal amount paid or prepaid, any accrued and unpaid fees to the date of such payment or prepayment, expenses and indemnities and other Obligations of the Sponsor Subsidiaries (including any interest on the principal amount paid or prepaid) owing hereunder.

                  (d) Notice. Each payment under this Agreement shall be accompanied by written notice by Noric Holdings identifying the nature of the payment.

                  Section 2.07. Taxes. (a) Any and all payments by each Sponsor Subsidiary hereunder shall be made free and clear of and without deduction for any and all present or future Taxes and all liabilities with respect thereto. If a Sponsor Subsidiary shall be required by Applicable Law to deduct any Taxes from or in respect of any sum payable hereunder to Clydesdale, (a) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.07) Clydesdale receives an amount equal to the sum it would have received had no such deductions been made, (b) such Sponsor Subsidiary shall make such deductions, and (c) such Sponsor Subsidiary shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

                  (b) In addition, the Sponsor Subsidiaries agree jointly and severally to pay any present or future transfer, ad valorem, registration, title, license, stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any transfer made under, from possession arising under, from any action of the Sponsor Subsidiary Collateral Agent contemplated in, or any payment made under, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Sponsor Subsidiary Credit Document (hereinafter referred to as "OTHER TAXES").

                  (c) Each Sponsor Subsidiary, to the fullest extent permitted by Applicable Law, jointly and severally indemnifies Clydesdale and the Clydesdale Partners (other than the Clydesdale Class A Limited Partners), on an after-tax basis, for the full amount of Taxes or Other Taxes (including any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this
Section 2.07) paid by Clydesdale and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or


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
                                       11


Other Taxes were correctly or legally asserted. This indemnification shall be made within two Business Days from the date Clydesdale makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes by or at the direction of any Sponsor Subsidiary, Noric Holdings will furnish to Clydesdale the original or a certified copy of a receipt evidencing payment thereof.

                  Section 2.08. Evidence of Indebtedness. Clydesdale shall maintain an account or accounts evidencing the indebtedness of each Sponsor Subsidiary to Clydesdale resulting from the Advances, including the amounts of principal and interest payable and paid to Clydesdale from time to time hereunder.

                  Section 2.09. E&P Assets - E&P Borrowing Base Determinations. The E&P Borrowing Base of all E&P Participation Property and the Production Payments shall be determined from time to time in the manner described in this
Section 2.09.

                  (a) Initial E&P Borrowing Base Determination. The E&P Borrowing Base shall be $506,600,000 during the period from the Third Restatement Date until the E&P Borrowing Base is determined or redetermined pursuant to this Section 2.09. The portion of the E&P Borrowing Base attributable to the E&P Participation Property shall be $61,600,000 and the portion of the E&P Borrowing Base attributable to the Production Payments shall be $445,000,000.

                  (b) Scheduled E&P Borrowing Base Determinations. A determination of the E&P Borrowing Base (each, an "E&P BORROWING BASE DETERMINATION") shall be made once during each calendar year in accordance with this Section 2.09(b).

                           (i) No later than March 1 of each calendar year,
                  Noric Holdings shall deliver a Reserve Report dated as of the Reserve Report Date to the Calculation Agent, with a copy to Clydesdale; provided that Noric Holdings shall have the right to prepare such Reserve Report on a pro forma basis, reflecting the Proved Reserves attributable to the E&P Assets (including, for this purpose, Subject Interests relating to any Production Payment) to be acquired and/or Disposed of prior to the effectiveness of the E&P Borrowing Base to be determined based on such pro forma Reserve Report.

                           (ii) No later than 30 days after the date of delivery
                  of the Reserve Report pursuant to clause (i) above, the Calculation Agent on behalf of Clydesdale shall deliver to Noric Holdings a copy of a draft E&P Borrowing Base Report. In making its determination of such draft E&P Borrowing Base Report the Calculation Agent shall, not later than 10 Business Days prior to the delivery of such draft E&P Borrowing Base Report to Noric Holdings, consult in good faith with the Designated Representative and shall consult in good faith with the Designated Representative through the remainder of the process of establishing an ERP Borrowing Issue pursuant to this Section 2.09.

                           (iii) No later than 10 days after the date of
                  delivery of the draft E&P Borrowing Base Report pursuant to clause (ii) above, Noric Holdings shall deliver


Sponsor Subsidiary Credit Agreement
                  to the Calculation Agent, with a copy to Clydesdale, its written comments and adjustments to the draft E&P Borrowing Base Report.

                           (iv) No later than 5 days after the date of delivery
                  of Noric Holdings' written comments and adjustments to the draft E&P Borrowing Base Report pursuant to clause (iii) above (during which period the Calculation Agent shall consult in good faith with the Designated Representative), the Calculation Agent on behalf of Clydesdale shall deliver to Noric Holdings the final E&P Borrowing Base Report (the date of delivery of such final report, the "FINAL BORROWING BASE REPORT DELIVERY DATE") containing the Calculation Agent's recommendation for the E&P Borrowing Base (the "E&P BORROWING BASE RECOMMENDATION"). The E&P Borrowing Base Recommendation shall (A) take into account the projected cash flows from Proved Reserves only, (B) ignore any rights or benefits of any Person other than a Sponsor Subsidiary, Noric or Noric LP, as the case may be, under any Hedge Agreement permitted by the Operative Documents and (C) be determined in accordance with the Calculation Agent's normal and customary oil and gas lending criteria.

                           (v) No later than 15 days after the Final Borrowing
                  Base Report Delivery Date (during which period the Calculation Agent shall consult in good faith with the Designated Representative), the Calculation Agent with the agreement of Clydesdale shall furnish written notice to Noric Holdings of the E&P Borrowing Base Determination, which shall contain the determination of the new E&P Borrowing Base.

                           (vi) Such new E&P Borrowing Base shall become
                  effective, at Noric Holdings' discretion and upon delivery by Noric Holdings of written notice to the Calculation Agent, on any date (the "E&P BORROWING BASE EFFECTIVE DATE") from, and including, the date of the notice to Noric Holdings under clause (v) above to, and including, the date falling 60 days after the date of such notice (the "OUTSIDE DATE"; it being understood that if Noric Holdings does not deliver such written notice to the Calculation Agent, the E&P Borrowing Base Effective Date shall be the Outside Date) and shall remain effective during the period from such date to the effective date of the next change to the E&P Borrowing Base occurring thereafter pursuant to this Section 2.09 (such period being the "E&P BORROWING BASE PERIOD"). The E&P Borrowing Base in effect during any E&P Borrowing Base Period is referred to as the "CURRENT E&P BORROWING BASE").

                           (vii) During each E&P Borrowing Base Period, (A) the
                  "REDETERMINATION THRESHOLD" for such E&P Borrowing Base Period shall be an amount equal to 10% of the Current E&P Borrowing Base, (B) the "ADJUSTED REDETERMINATION THRESHOLD" for such E&P Borrowing Base Period shall be an amount equal to the Redetermination Threshold for such E&P Borrowing Base Period minus the Disposition Value of all Relevant Assets which have been Disposed of during the Threshold Adjustment Period for such E&P Borrowing Base Period, and (C) the "THRESHOLD ADJUSTMENT PERIOD" for such E&P Borrowing Base Period shall be a period starting from the Reserve Report Date in


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
                                       13


                  respect of the Current E&P Borrowing Base and ending on the E&P Borrowing Base Effective Date for such E&P Borrowing Base Period.

                           (viii) Notwithstanding anything to the contrary
                  contained herein, in the event the Reserve Report used to determine a new E&P Borrowing Base was prepared on a pro forma basis, a new E&P Borrowing Base shall not become effective until any proposed acquisition reflected in such Reserve Report has been completed (including, without limitation, the completion of any amendment, filing, recordation and other actions required in connection with such acquisition). If an E&P Borrowing Base shall fail to become effective due to the failure of one or more proposed acquisitions reflected in such Reserve Report to be completed prior to or on the Outside Date relating to such E&P Borrowing Base, the E&P Borrowing Base shall be adjusted by the Calculation Agent by subtracting therefrom the aggregate amount of the portion of the E&P Borrowing Base attributable to the Relevant Asset in connection with each of such proposed acquisitions, and such adjusted E&P Borrowing Base shall become effective on the Outside Date.

                  (c) Optional Redeterminations of the E&P Borrowing Base. (i) In addition to the annual E&P Borrowing Base Determination pursuant to
         Section 2.09(b), redeterminations of the E&P Borrowing Base (each an "E&P BORROWING BASE REDETERMINATION") may be made from time to time upon notice (each a "REDETERMINATION NOTICE") under Section 2.09(d) and
         Section 2.09(e), and subject to this Section 2.09(c).

                  (ii) An E&P Borrowing Base Redetermination shall become effective on the E&P Borrowing Base Effective Date applicable thereto and shall remain effective during the period from such date to the effective date of the next change to the E&P Borrowing Base occurring thereafter pursuant to this Section 2.09.

                  (d) E&P Borrowing Base Redeterminations - Annual Option. (i) Clydesdale may, not more than once per calendar year, deliver to Noric Holdings and the Calculation Agent a Redetermination Notice under this
         Section 2.09(d)(i) (and identifying this Section 2.09(d)(i)), following which the E&P Borrowing Base shall be determined in accordance with the procedure set forth in Section 2.09(b) above; provided that the reference to "March 1" in Section 2.09(b)(i) shall be construed as a reference to the date falling 30 days after the date of delivery of the Redetermination Notice.

                  (ii) Noric Holdings may, not more than once per calendar year, deliver a Redetermination Notice to Clydesdale and the Calculation Agent under this Section 2.09(d)(ii) (and identifying this Section 2.09(d)(ii)), following which the E&P Borrowing Base shall be determined pursuant to the procedure set forth in Section 2.09(b) above; provided that the reference to "March 1" in Section 2.09(b)(i) shall be construed as a reference to the date of delivery of the Redetermination Notice.

                  (e) E&P Borrowing Base Redeterminations - Acquisitions and Dispositions. If any Sponsor Subsidiary, Lipizzan, Noric or Noric LP (as the case may be):


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
                                       14


                           (i) acquires any E&P Asset (including as a result of
                  a proportional increase thereof); or

                           (ii) Disposes of any E&P Assets (or any portion
                  thereof),

                  (the E&P Assets so acquired or Disposed of, the "RELEVANT ASSETS"), and:

                           (A) the PV-10 Value of the Relevant Assets acquired,
                  together with that of any other Relevant Assets acquired by any Sponsor Subsidiary, Lipizzan, Noric or Noric LP, during the current E&P Borrowing Base Period equals or exceeds the Redetermination Threshold for such current E&P Borrowing Base Period; or

                           (B) the Disposition Value of the Relevant Assets
                  Disposed of, together with that of any other Relevant Assets Disposed of by any Sponsor Subsidiary, Lipizzan, Noric or Noric LP, during the current E&P Borrowing Base Period equals or exceeds the Adjusted Redetermination Threshold for such current E&P Borrowing Base Period, then Clydesdale or Noric Holdings may deliver a Redetermination Notice to the other under this Section 2.09(e) (and identifying this Section 2.09(e)), following which the E&P Borrowing Base shall be redetermined in accordance with the procedure set forth in Section 2.09(b) above; provided that Noric Holdings may, at its discretion, prepare a new Reserve Report to be dated as of the date of delivery of such Redetermination Notice and in contemplation of the occurrence of acquisitions and/or Dispositions that will result in an option to deliver a Redetermination Notice as provided above, on a pro forma basis reflecting the Proved Reserves attributable to the E&P Assets to be acquired and/or Disposed of and deliver such Reserve Report to the Calculation Agent, with a new E&P Borrowing Base becoming effective at the later of (x) the date on which all of such proposed acquisitions are completed (including, without limitation, the completion of any amendment, filing, recordation and other actions required in connection with such acquisitions) and (y) the new E&P Borrowing Base Effective Date determined in accordance with the procedure set forth in Section 2.09(b) above (it being agreed that the date referred to in this clause
         (y) may be contemporaneous with the date referred to in clause (x) above); and provided further that, in making such redetermination, the reference to "March 1" in Section 2.09(b)(i) shall be construed as a reference to (1) the date of delivery of the Redetermination Notice (where Noric Holdings delivers such Redetermination Notice) and (2) the date falling 30 days after the date of delivery of the Redetermination Notice (where Clydesdale delivers such Redetermination Notice).

                  For the purposes of the calculation to be made pursuant to the immediately preceding paragraph:

                           (1) subject to paragraph (2) below, any Relevant
                  Assets acquired by Noric Holdings I and then transferred to Noric by way of a capital contribution shall only be considered to have been acquired by Noric;


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
                                       15


                           (2) any Relevant Asset that is acquired by Noric
                  (including pursuant to paragraph (1) above) and then transferred to Noric LP by way of a capital contribution shall only be considered to have been acquired by Noric LP;

                           (3) any Relevant Asset that is transferred by Noric
                  Holdings I to Noric or Noric to Noric LP by way of a capital contribution shall not be considered as a Disposition of such Relevant Asset;

                           (4) any Relevant Asset acquired by Noric Holdings IV
                  and then transferred to Lipizzan by way of a capital contribution shall only be considered to have been acquired by Lipizzan; and

                           (5) any Relevant Asset that is transferred by Noric
                  Holdings IV to Lipizzan by way of a capital contribution shall not be considered as a Disposition of such Relevant Asset.

                  (f) Scheduled Quantity Adjustments. The Scheduled Quantities under any Production Payment Conveyance may, upon the request of Noric Holdings or Clydesdale, be adjusted on each E&P Borrowing Base Determination and each E&P Borrowing Base Redetermination. Such adjustment, if any, shall be agreed to by the Counterparty to such Production Payment Conveyance and shall be determined together with the new E&P Borrowing Base on the same terms and conditions and following the procedure set forth in Section 2.09(b) above; provided that the E&P Borrowing Base Report shall contain, in addition to the recommendation to the new E&P Borrowing Base, a recommendation of the new Scheduled Quantities under such Production Payment Conveyance and the written notice delivered by the Calculation Agent to Noric Holdings referred to in clause (v) of Section 2.09(b) shall contain the determination of such new Scheduled Quantities. The new Scheduled Quantities under such Production Payment Conveyance shall become effective on the E&P Borrowing Base Effective Date relating to such E&P Borrowing Base Determination or E&P Borrowing Base Redetermination and upon execution and delivery of an amendment to such Production Payment Conveyance reflecting the new Scheduled Quantities.

                  (g) Further Assurance. Each Sponsor Subsidiary shall, and Noric Holdings I in its capacity as the Noric Class A Member shall cause Noric and Noric LP to, and Noric Holdings IV in its capacity as the Lusitano Member shall cause Lusitano as the Lipizzan General Partner to, provide all documents and other information reasonably necessary to enable each E&P Borrowing Base Determination, E&P Borrowing Base Redetermination and adjustment of the Scheduled Quantities to be completed in accordance with this Section 2.09.

                  Section 2.10. Collateral Shortfall. The following provisions shall apply in respect of each annual E&P Borrowing Base Determination made pursuant to Section 2.09(b).

                  (a) If, following any such annual E&P Borrowing Base Determination, the Energy Investment Exposure exceeds the Aggregate Energy Investment Loan Value Amount at such time (after giving effect to such annual E&P Borrowing Base


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
                                       16


         Determination) (such excess, the "COLLATERAL SHORTFALL AMOUNT"), then the Sponsor Subsidiaries shall on the E&P Borrowing Base Effective Date either:

                           (i)(A) prepay Advances from amounts standing to the
                  credit of the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve at such time in an aggregate principal amount equal to the lesser of (1) the Collateral Shortfall Amount and (2) the excess of (I) the credit balance of the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve and the Noric LP Cash Reserve over (II) the sum of (v) the E&P Holdback Amount for the most recently completed Fiscal Quarter, (w) the Noric LP Required Cash Reserve Balance at such time, (x) the Noric Holdings IV Required Cash Reserve Balance at such time, (y) the Sponsor Subsidiary Required Cash Reserve Balance at such time and (z) the Total Cash Collateral Amount at such time; and

                              (B) pay, or make a deemed payment of, additional
                  Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve in an aggregate principal amount equal to the difference between the Collateral Shortfall Amount and the amounts pre-paid pursuant to clause (i)(A); or

                           (ii) pay, or make a deemed payment of, additional
                  Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve in an aggregate principal amount equal to the Collateral Shortfall Amount;

         provided, however, that, with respect to clause (a)(i)(A) above, such prepayment of Advances shall be required and, with respect to clause
         (a)(i)(B) and clause (a)(ii) above, such payment of additional Cash Collateral Amounts shall be required only if the Unrecovered Capital of Mustang in Clydesdale at such time shall be greater than the sum of (x) the Aggregate Energy Investment Loan Value Amount, (y) the new E&P Borrowing Base and (z) the Total Cash Collateral Amount at such time.

                  (b) Subject to clause (d) below, if the Sponsor Subsidiaries prepay Advances in accordance with clause (a)(i)(A) above or if no prepayments or payments are required pursuant to the proviso of Section 2.10(a), then on the E&P Borrowing Base Effective Date the Sponsor Subsidiaries may Distribute from the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve (free of any Lien under the Sponsor Subsidiary Credit Documents) to any Sponsor Subsidiary Member or such other Person or account as Noric Holdings directs an aggregate amount equal to the amount (if any) by which the E&P Holdback Amount as of the end of the last Fiscal Quarter of the Fiscal Year ended immediately prior to such E&P Borrowing Base Effective Date exceeds the difference between the Collateral Shortfall Amount and the amounts pre-paid pursuant to clause (a)(i)(A) above.

                  (c) Subject to clause (d) below, if the Sponsor Subsidiaries pay, or make a deemed payment of, Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve in accordance with clause (a)(i)(B) or (a)(ii)


Sponsor Subsidiary Credit Agreement
         above or if there is no Collateral Shortfall Amount or if no prepayments or payments are required pursuant to the proviso of Section 2.10(a), then the Sponsor Subsidiaries may on the E&P Borrowing Base Effective Date Distribute from the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve (free from any Lien under the Sponsor Subsidiary Credit Documents) to the Noric Holdings Member or such other Person or account as Noric Holdings directs an aggregate amount equal to the E&P Holdback Amount as of the end of the last Fiscal Quarter of the Fiscal Year ended immediately prior to such E&P Borrowing Base Effective Date.

                  (d) The Sponsor Subsidiaries may only make a Distribution pursuant to clause (b) or (c) above:

                           (i) to the extent there are funds standing to the
                  credit of the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve (after liquidation or calling in of any Permitted Investments);

                           (ii) if immediately prior to and immediately after
                  such Distribution the Sponsor Subsidiaries are in compliance with Section 5.04(c);

                           (iii) if no El Paso RA Event shall have occurred and
                  be continuing; and

                           (iv) if no Incipient Event, Event of Default, Notice
                  Event, Termination Event or Liquidating Event shall have occurred and be continuing or would result therefrom;

         provided, however, that, after the occurrence and during the continuance of an El Paso RA Event, no such Distribution shall be permitted to be made, and the E&P Holdback Amount shall be applied to prepay the Advances in accordance with Section 2.05(b)(viii)(D).

                  Section 2.11. Adjustments to Energy Investment Loan Values.
(a) Noric Holdings may at any time deliver a written request to Clydesdale for an approval to an increase in the Energy Investment Loan Value of any Energy Investment (with respect to any Energy Investment, such increased amount being, the "REVISED ENERGY INVESTMENT LOAN VALUE" of such Energy Investment). Noric Holdings may not deliver more than two such requests per year, however each request may request an increase in the Energy Investment Loan Value of any number of Energy Investments. Such request shall be accompanied by such documents and evidence necessary to support the request for such increase.

                  (b) Clydesdale shall no later than the applicable Energy Investment Loan Value Voting Date advise Noric Holdings in writing as to whether it agrees to the Revised Energy Investment Loan Value for each Energy Investment the subject of such request.

                  (c) If Clydesdale agrees to the Revised Energy Investment Loan Value for any Energy Investment the subject of such request, then as from the applicable Energy Investment Loan Value Voting Date the Energy Investment Loan Value Amount for such Energy Investment shall be deemed to be the Revised Energy Investment Loan Value for such Energy Investment and shall remain effective during the period from such date to the effective date of


Sponsor Subsidiary Credit Agreement
the next change to the Energy Investment Loan Value for such Energy Investment occurring thereafter pursuant to this Section 2.11.

                  (d) Each Energy Investment Loan Value shall be from time to time:

                  (i) decreased by the amount of the Energy Investment Loan Value attributable to any Energy Investment Disposed of pursuant to
         Section 5.02(d)(B); and

                  (ii) decreased by the amount of the Energy Investment Loan Value attributable to the Disposition pursuant to Section 5.09(d)(B) of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business (other than any Intermediate Holder or Underlying Business relating to a Publicly Traded Investment and other than any Disposition permitted under Section 5.09(d)(G)) relating to such Energy Investment.

                  (e) The Aggregate Energy Investment Loan Value Amount shall be $500,000,000 during the period from the Third Restatement Date until the effective date of the next change of an Energy Investment Loan Value for any Energy Investment pursuant to this Section 2.11.

                                   ARTICLE III

                             CONDITIONS TO ADVANCES

                  Section 3.01. Conditions Precedent to Making the Initial Advance. The agreement of Clydesdale to make the Initial Advance on the Closing Date was subject to the following conditions precedent being satisfied on or prior to the Closing Date:

                  (a) In the case of El Paso and its Consolidated Subsidiaries, since December 31, 1999, nothing shall have occurred that will have resulted in a Material Adverse Effect (adopting for the purposes of this Section 3.01(a) the definition of "Material Adverse Effect" set forth in clause (b) of the definition thereof in Exhibit A to the Clydesdale Partnership Agreement).

                  (b) Clydesdale shall have received the following documents, each dated as of the Closing Date (other than the documents described in clause (b)(iv)) and duly executed by the respective party or parties thereto, and otherwise in form and substance reasonably satisfactory to Clydesdale and (except for any El Paso Demand Note, A-Loan Note, B-Loan Note (as defined in the Original Sponsor Subsidiary Credit Agreement), Convertible Note (as defined in the Original Sponsor Subsidiary Credit Agreement) and any document listed in clauses (b)(ii) and (b)(iv)) in four original counterparts:

                           (i) Each Operative Document.

                           (ii) Duly executed copies of proper financing
                  statements (Form UCC-1) under the UCC (or its equivalent) of all jurisdictions that may be


Sponsor Subsidiary Credit Agreement
                  necessary or advisable in order to perfect and protect the Liens created by the Sponsor Subsidiary Security Agreement.

                           (iii) Evidence that all other actions to the extent
                  necessary to perfect and protect the Liens created by the Sponsor Subsidiary Security Agreement have been taken.

                           (iv) Certificates of the Secretary of State of the
                  State of Delaware with respect to Noric, Appaloosa, Noric Holdings, Noric Holdings I, Noric Holdings II, each other Sponsor Subsidiary, El Paso, each Counterparty to each E&P Participation Agreement and Assignment of Receivables (as defined in the Original Sponsor Subsidiary Credit Agreement), each Issuer of any A-Loan Note, B-Loan Note (as defined in the Original Sponsor Subsidiary Credit Agreement), Convertible Note (as defined in the Original Sponsor Subsidiary Credit Agreement) and El Paso Demand Note and the Intermediate Lessee (as defined in the Original Sponsor Subsidiary Credit Agreement) (each dated on or a recent date prior to the Closing Date), in each case, attaching the certificate of formation or charter of such Person and each amendment thereto on file in such office and certifying that (A) such certificate of formation or charter is a true and complete copy thereof, (B) such amendments are the only amendments to such certificate of formation or charter on file in such office, (C) such Person has paid all franchise taxes to the date of such certificate, and (D) such Person is duly formed and in good standing under the laws of Delaware.

                           (v) Certificates of each of Appaloosa, Noric, Noric
                  Holdings, Noric Holdings I, Noric Holdings II, each other Sponsor Subsidiary, El Paso, each Counterparty to each E&P Participation Agreement and Assignment of Receivables (as defined in the Original Sponsor Subsidiary Credit Agreement), each issuer of any A-Loan Note, B-Loan Note (as defined in the Original Sponsor Subsidiary Credit Agreement), Convertible Note (as defined in the Original Sponsor Subsidiary Credit Agreement) and El Paso Demand Note and the Intermediate Lessee (as defined in the Original Sponsor Subsidiary Credit Agreement), signed on behalf of each such Person by a managing member, President, Vice President, Treasurer, Assistant Treasurer, Secretary, Deputy Corporate Secretary, Assistant Secretary or Deputy Treasurer of each such Person (the statements made in which certificate shall be true and correct on and as of the Closing Date), certifying as to:

                                    (A) the absence of any amendments to the
                           charter or certificate of formation of such Person since the date of the certificate referred to in
                           Section 3.01(b)(iv),

                                    (B) with respect to El Paso, Appaloosa, each
                           Counterparty to each E&P Participation Agreement and Assignment of Receivables (as defined in the Original Sponsor Subsidiary Credit Agreement), each issuer of any A-Loan Note, B-Loan Note (as defined in the Original Sponsor Subsidiary Credit Agreement), Convertible Note (as defined in the


Sponsor Subsidiary Credit Agreement

                           Original Sponsor Subsidiary Credit Agreement) and El Paso Demand Note and the Intermediate Lessee (as defined in the Original Sponsor Subsidiary Credit Agreement), a true and correct copy of the by-laws of such Person as in effect on the Closing Date,

                                    (C) the due incorporation or formation and
                           good standing of such Person as a corporation or limited liability company, as the case may be, under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Person,

                                    (D) in the case of each such Person, that
                           attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, executive (or other) committee of the board of directors, board of managers, managing member or manager, as applicable, of such Person authorizing the execution, delivery and performance of the Operative Documents to which it is or is to be a party,

                                    (E) in the case of each such Person, that
                           such resolutions have not been revoked, annulled or modified in any manner and are in full force and effect,

                                    (F) in the case of each such Person, the
                           incumbency and specimen signature of each officer or managing member, as applicable, of such Person executing the Operative Documents described in clause
                           (D) above, and a certification of another officer or an authorized representative of such Person or of a managing member of such Person, as applicable, as to the signature of the officers signing certificates referred to in this subclause (v),

                                    (G) no Liquidating Event, Termination Event,
                           Notice Event, Event of Default, or Incipient Event has occurred and is continuing or would result from the making of the Initial Advance,

                                    (H) in the case of Noric Holdings and Noric
                           Holdings I, Noric Holdings and Noric Holdings I have each made or are simultaneously making all capital contributions required to be made by Noric Holdings and Noric Holdings I on the Closing Date pursuant to the Clydesdale Partnership Agreement,

                                    (I) in the case of Noric Holdings I, Noric
                           Holdings I has made or is simultaneously making all capital contributions required to be made by Noric Holdings I on the Closing Date pursuant to the Noric Company Agreement, and

                                    (J) in the case of Appaloosa, Appaloosa has
                           made or is simultaneously making all capital contributions required to be made by it on the Closing Date pursuant to the Clydesdale Partnership Agreement and Appaloosa, as the Clydesdale General Partner, will simultaneously


Sponsor Subsidiary Credit Agreement
                           cause Clydesdale to make all capital contributions required to be made by Clydesdale on the Closing Date pursuant to the Noric Company Agreement.

                           (vi) The legal opinions described in Schedule
                  3.01(b)(vi) to the Original Sponsor Subsidiary Credit
                  Agreement.

                           (vii) A certificate of Appaloosa certifying that, on
                  the Closing Date and after giving effect to the use of proceeds and the other transactions contemplated by the Operative Documents on the Closing Date: (A) Appaloosa is the Clydesdale General Partner, each of Noric Holdings and Noric Holdings I is a Clydesdale Class A Limited Partner and Mustang is the Clydesdale Class B Limited Partner and (B) Appaloosa's, Noric Holdings', Noric Holdings I's and Mustang's Capital Account under and as defined in the Clydesdale Partnership Agreement (after giving effect to all allocations required to be made through the Closing Date and the making of additional capital contributions to Clydesdale in respect of Appaloosa's Clydesdale General Partnership Interest, Noric Holdings' Clydesdale Class A Limited Partnership Interest, Noric Holdings I's Class A Limited Partnership Interest and Mustang's Clydesdale Class B Limited Partnership Interest) is not less than $5,000,000, $25,000,000, $25,000,000 and
                  $250,000,000, respectively.

                           (viii) A certificate of Noric Holdings I certifying
                  that, on the Closing Date and after giving effect to the use of proceeds and the other transactions contemplated by the Operative Documents on the Closing Date: (A) Noric Holdings I is the Noric Class A Member and Clydesdale is the Noric Class B Member and (B) Noric Holdings I and Clydesdale have made all capital contributions required to be made by Noric Holdings I and Clydesdale, respectively, to Noric on the Closing Date pursuant to the terms of the Noric Company Agreement.

                           (ix) A copy of each notice by Noric Holdings required
                  pursuant to Section 7.01(b) and Section 7.02(b) hereof.

                           (x) Any other documents referred to in Exhibit 5 to
                  the Acquisition/Accession Procedures Schedule relating to any Transaction Assets contributed on the Closing Date.

                           (xi) Certificates from Noric Holdings and Noric
                  Holdings I certifying that, on or prior to the Closing Date, Noric Holdings and Noric Holdings I have received capital contributions from their respective members in amounts not less than $25,000,000 and $25,000,000, respectively.

                           (xii) Such other certificates, documents and opinions
                  as Clydesdale may reasonably request.

                  (c) Appaloosa shall be the Clydesdale General Partner, Noric Holdings and Noric Holdings I shall each be a Clydesdale Class A Limited Partner, Noric Holdings I


Sponsor Subsidiary Credit Agreement
         shall be the Noric Class A Member, Mustang shall be the Clydesdale Class B Limited Partner and Clydesdale shall be the Noric Class B Member and each such Person shall have made all capital contributions to Clydesdale and Noric (as applicable) required by the terms of the Clydesdale Partnership Agreement and the Noric Company Agreement, as applicable.

                  (d) All agreements related to, and the capital and legal structure of, Appaloosa, Noric, the Sponsor Subsidiaries and any Intermediate Lessee (as defined in the Original Sponsor Subsidiary Credit Agreement) (including, but not limited to, the Operative Documents) and all organizational documents shall be reasonably satisfactory to Clydesdale.

                  (e) All necessary governmental and third-party approvals in connection with the Transactions shall have been received, except for such governmental and third party approvals that, pursuant to the provisions hereof or the Operative Documents, are not required to be obtained on or prior to the Closing Date.

                  (f) No litigation by any entity (private or governmental) shall be pending, or to Noric Holdings' knowledge threatened, against or involving (i) Noric, Clydesdale, any Sponsor Subsidiary, any Intermediate Holder, any Underlying Business or any Counterparty to any E&P Participation Agreement or any Assignment of Receivables (as defined in the Original Sponsor Subsidiary Credit Agreement) or affecting any of their respective properties, assets, rights or businesses or (ii) any E&P Participation Agreement, any Assignment of Receivables (as defined in the Original Sponsor Subsidiary Credit Agreement), any E&P Participation Property or any underlying property or affecting any of the rights of any party thereto, or owner thereof, in each case in any court, or before any arbitrator of any kind, or before or by any governmental body which, in the reasonable judgment of Clydesdale (taking into account the exhaustion of all appeals) would have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

                  (g) All fees and reasonable out-of-pocket costs and expenses, including reasonable legal fees and expenses (and other compensation contemplated hereby) payable to the Sponsor Subsidiary Collateral Agent, required to be paid by the Sponsor Subsidiaries hereunder shall have been paid to the extent due.

                  (h) Clydesdale shall be reasonably satisfied with all legal issues including tax and regulatory matters relating to the Operative Documents and the Transactions.

                  (i) Evidence that the Sponsor Subsidiary Cash Reserve, the Noric Cash Reserve, the Clydesdale Operating Account and the Sponsor Subsidiary Operating Account have been established.

                  (j) On the Closing Date, the following statements shall be true (and acceptance by Noric Holdings of the proceeds of the Initial Advance on the Closing Date shall constitute a representation and warranty by Noric Holdings that on the Closing Date such statements are true):


Sponsor Subsidiary Credit Agreement

                           (i) the representations and warranties of each El
                  Paso Party contained in each Operative Document to which it is a party are correct in all material respects on and as of the Closing Date, before and after giving effect to the Initial Advance and to the application of the proceeds therefrom, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date));

                           (ii) no event has occurred and is continuing, or
                  would result from the making of the Initial Advance or from the application of the proceeds therefrom, that constitutes a Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event; and

                           (iii) the proceeds of the Initial Advance will be
                  used solely to make A-Loans and B-Loans (as defined in the Original Sponsor Subsidiary Credit Agreement).

                  (k) Lord Securities shall have been appointed as (i) an independent member of each Sponsor Subsidiary pursuant to the terms of each Sponsor Subsidiary Company Agreement, (ii) an independent director of Appaloosa and (iii) an independent member of the Intermediate Lessee (as defined in the Original Sponsor Subsidiary Credit Agreement).

                  (l) The aggregate principal amount of A-Loans to be made on the Closing Date is equal to $231,711,000, and the aggregate principal amount of B-Loans (as defined in the Original Sponsor Subsidiary Credit Agreement) to be made on the Closing Date is equal to $48,289,000.

                  Section 3.02. Conditions Precedent to Making the Additional Advances. If Clydesdale agrees to make an Additional Advance, the agreement of Clydesdale to make such Additional Advance on the applicable Capital Contribution Date is subject to the following conditions:

                  (a) On the date of the notice referred to in Section 2.02(b)(i) and on such Capital Contribution Date, the following statements shall be true (and acceptance by Noric Holdings of the proceeds of an Additional Advance on the applicable Capital Contribution Date shall constitute a representation and warranty by Noric Holdings that on each such date such statements are true):

                           (i) the representations and warranties of each El
                  Paso Party contained in each Operative Document to which it is a party are correct in all material respects on and as of each such date, before and after giving effect to such Additional Advance and to the application of the proceeds therefrom, as though made on and as of each such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date));


Sponsor Subsidiary Credit Agreement

                           (ii) no event has occurred and is continuing, or
                  would result from the making of such Additional Advance or from the application of the proceeds therefrom, that constitutes a Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event; and

                           (iii) the proceeds of such Additional Advance will be
                  used solely to make additional A-Loans.

                  (b) Evidence that the aggregate principal amount of the A-Loans on such Additional Advance Date is at least equal to the aggregate principal amount of the Advances outstanding on such Additional Advance Date.

                  (c) Each of Appaloosa, Noric Holdings, Noric Holdings I and Mustang shall have made all capital contributions to Clydesdale required by the terms of the Clydesdale Partnership Agreement on such Additional Advance Date.

                  (d) Any other documents referred to in Exhibit 5 to the Acquisition/Accession Procedures Schedule relating to any Transaction Assets contributed on such Additional Advance Date.

                  (e) All fees and reasonably out-of-pocket costs and expenses, including reasonable legal fees and expenses, required to be paid by the Sponsor Subsidiaries hereunder shall have been paid to the extent due.

                  (f) Unless waived by Clydesdale, certified copies of the resolutions of the Board of Directors of El Paso authorizing the transactions contemplated on such Capital Contribution Date, and of all documents evidencing other necessary corporate action and government approvals, if any, with respect to the transactions contemplated on such Capital Contribution Date.

                  (g) Such other certificates, documents and opinions as Clydesdale may reasonably request.

                  Section 3.03. Conditions Precedent to Amending and Restating this Agreement on July 19, 2002. The third amendment and restatement of this Agreement as of July 19, 2002 (the "THIRD RESTATEMENT DATE") is subject to, and shall take effect upon, the following conditions precedent being satisfied on or prior to such date:

                  (a) In the case of El Paso and its Consolidated Subsidiaries, since December 31, 2001, nothing shall have occurred that will have resulted in a Material Adverse Effect (adopting for the purposes of this Section 3.03(a) the definition of "Material Adverse Effect" set forth in clause (b) of the definition thereof in Exhibit A to the Clydesdale Partnership Agreement).

                  (b) Clydesdale shall have received the following documents, each dated as of the Third Restatement Date (other than the documents described in clause (b)(iii)) and duly executed by the respective party or parties thereto, and otherwise in form and


Sponsor Subsidiary Credit Agreement
         substance reasonably satisfactory to Clydesdale and (except for any A-Loan Note and any document listed in clause (b)(iii)) in four original counterparts:

                           (i) This Agreement, as amended and restated as of the
                  Third Restatement Date.

                           (ii) A replacement A-Loan Note dated the Third
                  Restatement Date (to be delivered against receipt of the then existing A-Loan Note and the then existing B-Loan Note (as defined in the Original Sponsor Subsidiary Credit Agreement)).

                           (iii) Certificates of the Secretary of State of the
                  State of Delaware with respect to (without duplication) Lusitano, Lipizzan, El Paso Production Oil & Gas USA, El Paso Oil & Gas Resources and El Paso Energy Raton, L.L.C, in each case, certifying that (A) such Person has paid all franchise taxes to the date of such certificate and (B) such Person is duly formed and in good standing under the laws of its state of formation or incorporation and attaching the certificate of formation or certificate of limited partnership and each amendment thereto on file in such office and certifying, (1) such certificate of formation or certificate of limited partnership is a true and complete copy thereof and (2) such amendments are the only amendments to such certificate of formation or certificate of limited partnership on file in such office.

                           (iv) Certificates of each of (without duplication)
                  Appaloosa, Noric, Noric LP, Palomino, Paso Fino, Noric Holdings, Noric Holdings I, Noric Holdings III, Noric Holdings IV, each other Sponsor Subsidiary, Lusitano, Lipizzan, El Paso, each Counterparty to each E&P Participation Agreement, El Paso Production Oil & Gas USA, El Paso Oil & Gas Resources, El Paso Energy Raton, L.L.C, each issuer of any A-Loan Note and El Paso Demand Note, signed on behalf of each such Person by a managing member, President, Vice President, Treasurer, Assistant Treasurer, Secretary, Deputy Corporate Secretary, Assistant Secretary or Deputy Treasurer of each such Person or its managing member or general partner, as applicable (the statements made in which certificate shall be true and correct on and as of the Third Restatement Date), certifying as to:

                                    (A) the absence of any amendments to the
                           charter, certificate of formation or certificate of limited partnership of such Person since the date of the certificate referred to in Section 3.01(b)(iv) (or since December 15, 2000 in the case of Noric LP, Palomino or Paso Fino or since June 19, 2001 in the case of Noric Holdings III) and with respect to Lusitano, Lipizzan, El Paso Production Oil & Gas USA, El Paso Oil & Gas Resources and El Paso Energy Raton, L.L.C, the absence of any amendments to the certificate of formation or certificate of limited partnership of such Person since the date of the certificate referred to in Section 3.03(b)(iii),


Sponsor Subsidiary Credit Agreement

                                    (B) with respect to (without duplication) El
                           Paso, Appaloosa, each Counterparty to each E&P Participation Agreement, each issuer of any A-Loan Note and El Paso Demand Note, the absence of any amendments to the by-laws of such Person since delivery of such by-laws under Section 3.01(b)(v)(B), with respect to El Paso Energy Raton, L.L.C., a true and correct copy of its company agreement and, with respect to each Counterparty to any Production Payment Agreement, a true and correct copy of the partnership agreement of such Person,

                                    (C) the due incorporation or formation and
                           good standing of such Person as a corporation, limited partnership or limited liability company, as the case may be, under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Person,

                                    (D) in the case of each such Person, that
                           attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, executive (or other) committee of the board of directors, board of managers, managing member, general partner or manager, as applicable, of such Person authorizing the execution, delivery and performance of the Operative Documents to which it is or is to be a party as amended and restated as of the Third Restatement Date,

                                    (E) in the case of each such Person, that
                           such resolutions, or if no resolutions are delivered as described in clause (D) above such resolutions as were previously delivered under Section 3.01 with respect to such Person, have not been revoked, annulled or modified in any manner and are in full force and effect,

                                    (F) in the case of each such Person, the
                           incumbency and specimen signature of each officer of such Person or of a managing member or general partner of such Person, as applicable, executing the Operative Documents described in clause (D) above, and a certification of another officer or an authorized representative of such Person or of a managing member or general partner of such Person, as applicable, as to the signature of the officers signing certificates referred to in this subclause
                           (v), and

                                    (G) no Liquidating Event, Termination Event,
                           Notice Event, Event of Default, or Incipient Event has occurred and is continuing or would result from the amendment and restatement of this Agreement and the other transactions contemplated on the Third Restatement Date.

                           (v) The Sponsor Subsidiary Security Agreement, as
                  amended and restated as of the Third Restatement Date.


Sponsor Subsidiary Credit Agreement

                           (vi) The El Paso Guaranty, as amended and restated as
                  of the Third Restatement Date.

                           (vii) The El Paso Agreement, as amended and restated
                  as of the Third Restatement Date.

                           (viii) The Clydesdale Partnership Agreement, as
                  amended and restated as of the Third Restatement Date.

                           (ix) The Noric Holdings Company Agreement, as amended
                  and restated as of the Third Restatement Date.

                           (x) The Noric Holdings I Company Agreement, as
                  amended and restated as of the Third Restatement Date.

                           (xi) The Noric Holdings III Company Agreement, as
                  amended and restated as of the Third Restatement Date.

                           (xii) The Noric Holdings IV Company Agreement.

                           (xiii) The Noric Company Agreement, as amended and
                  restated as of the Third Restatement Date.

                           (xiv) The Noric LP Partnership Agreement, as amended
                  and restated as of the Third Restatement Date.

                           (xv) The Lusitano Company Agreement.

                           (xvi) The Lipizzan Partnership Agreement.

                           (xvii) The Notice Agreement, as amended and restated
                  as of the Third Restatement Date.

                           (xviii) Each Production Payment Conveyance in
                  sufficient counterparts for recording in all appropriate jurisdictions.

                           (xix) Each Production and Delivery Agreement in
                  sufficient counterparts for recording in all appropriate jurisdictions.

                           (xx) Financing statements for filing in each
                  appropriate jurisdiction in order to perfect the security interests granted under each Production and Delivery Agreement.

                           (xxi) A Liquidation Indemnity with respect to each of
                  Noric Holdings IV, Lusitano and Lipizzan.

                           (xxii) The Mustang Company Agreement, as amended and
                  restated as of the Third Restatement Date.


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
                                       28


                           (xxiii) The Sponsor Subsidiary Consent.

                           (xxiv) Amendment No. 2 to the Administration
                  Agreement.

                           (xxv) A copy of each notice required pursuant to
                  Section 7.01(b) and Section 7.02(b).

                           (xxvi) The legal opinions described in Schedule
                  3.03(b).

                           (xxvii) A certificate of Noric Holdings IV certifying
                  that, on the Third Restatement Date and after giving effect to the use of proceeds and the other transactions contemplated by the Operative Documents on the Third Restatement Date: (A) Noric Holdings IV is the Lusitano Member and the Lipizzan Limited Partner, (B) Lusitano is the Lipizzan General Partner and (C) Noric Holdings IV has made all capital contributions required to be made by Noric Holdings IV to Lipizzan on the Third Restatement Date pursuant to the terms of the Lipizzan Partnership Agreement.

                           (xxviii) The Engage Letter

                           (xxix) Such other certificates, documents and
                  opinions as Clydesdale may reasonably request.

                  (c) Evidence that all other actions to the extent necessary or desirable, in the judgment of Clydesdale, to perfect and protect the Liens created by the Sponsor Subsidiary Security Agreement have been taken, including without limitation, the delivery of copies of proper Financing Statements (Form UCC-1 and/or UCC-3) with respect to the financing statements filed in connection with the Sponsor Subsidiary Security Agreement.

                  (d) All agreements related to, and the capital and legal structure of, Appaloosa, Noric, Noric LP, Palomino, Paso Fino, the Sponsor Subsidiaries, Lusitano and Lipizzan (including, but not limited to, the Operative Documents) and all organizational documents shall be reasonably satisfactory to Clydesdale.

                  (e) All necessary governmental and third-party approvals in connection with the transactions contemplated hereby and by the other Operative Documents on the Third Restatement Date or otherwise referred to herein shall have been received, except for such governmental and third party approvals that, pursuant to the provisions hereof or the Operative Documents, are not required to be obtained on or prior to the Third Restatement Date.

                  (f) No litigation by any entity (private or governmental) shall be pending, or to Noric Holdings' knowledge threatened, against or involving (i) Noric, Noric LP, Palomino, Paso Fino, Clydesdale, any Sponsor Subsidiary, Lusitano, Lipizzan, any Underlying Business or any Counterparty to any E&P Participation Agreement or any Production Payment Agreement or affecting any of their respective properties, assets, rights or businesses or (ii) any E&P Participation Agreement, any Production Payment


Sponsor Subsidiary Credit Agreement

         Agreement, any E&P Participation Property, any Production Payment Interests or any underlying property or affecting any of the rights of any party thereto, or owner thereof, in each case in any court, or before any arbitrator of any kind, or before or by any governmental body which, in the reasonable judgment of Clydesdale (taking into account the exhaustion of all appeals) would have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

                  (g) All fees and reasonable out-of-pocket costs and expenses, including reasonable legal fees and expenses (and other compensation contemplated hereby) payable to the Sponsor Subsidiary Collateral Agent, required to be paid by the Sponsor Subsidiaries hereunder shall have been paid to the extent due.

                  (h) Clydesdale shall be reasonably satisfied with all legal issues including tax and regulatory matters relating to the Operative Documents and the Transactions.

                  (i) On the Third Restatement Date, the following statements shall be true (and each Sponsor Subsidiary hereby represents as of the Third Restatement Date that such statements are true):

                           (i) the representations and warranties of each El
                  Paso Party contained in each Operative Document to which it is a party are correct in all material respects on and as of the Third Restatement Date, before and after giving effect to the amended and restatement of this Agreement as of such date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date)); and

                           (ii) no event has occurred and is continuing, or
                  would result from the amendment and restatement of this Agreement as of such Date, that constitutes a Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event.

                  (j) Lord Securities shall have been appointed as an independent member of Noric Holdings IV pursuant to the terms of the Noric Holdings IV Company Agreement.

                  (k) Evidence that all of the B-Loans (as defined in the Original Sponsor Subsidiary Credit Agreement) outstanding immediately prior to the Third Restatement Date have been converted to A-Loans.

                  (l) Evidence that the aggregate principal amount of the A-Loans on the Third Restatement Date is at least equal to the aggregate principal amount of the Advances outstanding on the Third Restatement Date.

                  (m) Evidence that, immediately after the Third Restatement Date, the Sponsor Subsidiaries shall be in compliance with the requirements of Section 5.04(b).


Sponsor Subsidiary Credit Agreement

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.01. Representations and Warranties with Respect to Each Sponsor Subsidiary. Each Sponsor Subsidiary represents and warrants as follows in respect of itself and, in the case of Noric Holdings I only, in respect of each of Noric, Palomino, Paso Fino and Noric LP, and, in the case of Noric Holdings IV only, in respect of each of Lusitano and Lipizzan:

                  (a) Due Formation. Each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is duly formed, validly existing and in good standing under the laws of the State of Delaware. Each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) has all requisite limited liability company or limited partnership powers to carry on its business as now conducted and all governmental licenses, authorizations, consents and approvals required in each case to carry on its business as now conducted, except for such governmental licenses, authorizations, consents and approvals of which the failure to obtain could not reasonably be expected to have a Material Adverse Effect.

                  (b) Authorization of Agreements. Each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) has the limited liability company or limited partnership (as the case may be) power and authority to execute and deliver each Operative Document to which it is a party and to perform its obligations thereunder. The execution, delivery and performance by each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) of each Operative Document to which it is a party have been duly authorized by all necessary limited liability company or limited partnership action (as the case may be).

                  (c) Enforceability. Each Operative Document to which each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is a party constitutes the legal, valid and binding obligation of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) and is enforceable against such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) in accordance with its terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

                  (d) Compliance with Applicable Laws. Each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is in compliance with all Applicable Laws applicable to it and all licensing requirements of all Governmental Authorities the violation of which could reasonably be expected to have a Material Adverse Effect, and none of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is the subject of any outstanding or threatened citation, order, or investigation by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.


Sponsor Subsidiary Credit Agreement

                  (e) No Conflict with Restrictions; No Default. The execution, delivery and performance by such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) of each Operative Document to which such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is a party does not (i) contravene or constitute a breach or default under (A) any provision of Applicable Law (including Regulation T, U, or X issued by the Board of Governors of the Federal Reserve System) applicable to such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be), (B) the Organizational Documents of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be),
         (C) any judgment, injunction, order, decree or agreement binding upon it, (D) any contract, loan agreement, indenture, mortgage, deed of trust, lease or other agreement or instrument binding upon or with respect to such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be), or (E) any of the properties of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be), or (ii) result in the creation or imposition of any Lien on any of the assets of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be), except for Permitted Liens. None of such Sponsor Subsidiary, Noric, Lusitano, Lipizzan, Palomino, Paso Fino or Noric LP (as the case may be) is in violation of any such Applicable Law, or in breach of or in default under any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other agreement or instrument, except for any violation, breach or default which could not reasonably be expected to have a Material Adverse Effect.

                  (f) Authorizations. (i) The execution, delivery and performance by such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) of each Operative Document to which such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is a party and the consummation of the Transactions;

                  (ii) the grant by such Sponsor Subsidiary of the Liens pursuant to the Sponsor Subsidiary Security Agreement;

                  (iii) the perfection or maintenance of the Liens created pursuant to the Sponsor Subsidiary Security Agreement (including the first priority nature thereof, subject to Permitted Liens); and

                  (iv) the exercise by the Sponsor Subsidiary Collateral Agent or Clydesdale of their respective rights under the Operative Documents or the remedies in respect of the Collateral pursuant thereto (other than any consents, approvals, notices or filings that may be required under the Securities Act and Article 9 of the UCC (or its equivalent) as in effect in the relevant jurisdiction in connection with the perfection of the security interests in or with foreclosure on, and Disposition of, the Collateral and other than any consents, approvals, notices or filings that may be required under any securities laws or FERC regulations of general applicability in connection with the Disposition of the Collateral), in each case do not require any action by or in respect of (including any license or permit), or filing with, any Governmental Authority or any other Person that


Sponsor Subsidiary Credit Agreement
         has not been obtained or made and that is not in full force and effect, except for (A) actions or filings expressly required by Section 4(d) of the Purchase Option Agreement that are to be performed or filed at a date after the date of the Purchase Option Agreement, (B) the filing of financing statements and any continuation statements with respect to filings under the UCC (or its equivalent) in relevant jurisdictions permitted by the provisions of the Operative Documents to be performed or filed at a later date and (C) the registration of the pledge of any Collateral constituting uncertificated securities on the books of the issuer thereof, and such consents, authorizations, approvals, actions, notices and filings as (1) have been obtained, made, taken or given are in full force and effect and copies of which have been furnished to Clydesdale and the Agent or (2) are not yet required to be obtained, made, taken or given under the terms of the Operative Documents to which such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is a party.

                  (g) Litigation. There is no action, suit or proceeding pending, or to such Sponsor Subsidiary's knowledge threatened, against or involving such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) or affecting any of such Person's properties, assets, rights or businesses (excluding, for the purposes of this representation and warranty, any Intermediate Holder or Underlying Business relating to any Energy Investment) in any court, or before any arbitrator of any kind, or before or by any governmental body, which, in such Sponsor Subsidiary's reasonable judgment (taking into account the exhaustion of all appeals), would have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

                  (h) Investment Company Act; Public Utility Holding Company Act. None of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is an "investment company" within the meaning of the Investment Company Act. None of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

                  (i) No Event. No Incipient Event, Event of Default, Liquidating Event, Termination Event or Notice Event has occurred and is continuing or would result from the making of any Advance.

                  (j) El Paso Company. Such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is an El Paso Company.

                  (k) No Prior Activities. Since the date of its formation, none of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) has engaged in any activity other than that contemplated by the Operative Documents or entered into any commitment or incurred any Indebtedness other than pursuant to, or as permitted under, the Operative Documents to which it is a party.


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
                                       33


                  (l) Purpose. Such Sponsor Subsidiary was formed to carry out the activities set forth in its Sponsor Subsidiary Company Agreement and, except in connection therewith (and except as contemplated by the Operative Documents), it has no significant assets or liabilities. Noric was formed to carry out the activities set forth in the Noric Company Agreement and, except in connection therewith (and except as contemplated by the Operative Documents), Noric has no significant assets or liabilities. Each of Palomino and Paso Fino was formed to carry out the activities set forth in the Palomino Company Agreement and Paso Fino Company Agreement, respectively, and, except in connection therewith (and except as contemplated by the Operative Documents), neither Palomino nor Paso Fino has any significant assets or liabilities. Noric LP was formed to carry out the activities set forth in the Noric LP Partnership Agreement and, except in connection therewith (and except as contemplated by the Operative Documents), Noric LP has no significant assets or liabilities. Each of Lusitano and Lipizzan was formed to carry out the activities set forth in the Lusitano Company Agreement and Lipizzan Partnership Agreement, respectively, and, except in connection therewith (and except as contemplated by the Operative Documents), neither Lusitano nor Lipizzan has any significant assets or liabilities.

                  (m) No Material Adverse Effect. Since the date of its formation, there has been no event with respect to such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) that has resulted, or is reasonably likely to result, in a Material Adverse Effect.

                  (n) Collateral. (i) All of the existing Collateral pledged by it pursuant to the Sponsor Subsidiary Security Agreement is owned legally and beneficially by it free and clear of all Liens, except for Permitted Liens.

                  (ii) The Sponsor Subsidiary Credit Agreement and the pledge and/or assignment of the Collateral created pursuant to the Sponsor Subsidiary Security Agreement together with the financing statements to be filed with respect thereto, the Sponsor Subsidiary Collateral Agent's taking and maintaining possession of all instruments and certificates representing or evidencing the Collateral, the registration of any Collateral constituting uncertificated securities on the books of the issuer thereof in the name of the Sponsor Subsidiary Collateral Agent and the other actions taken by it in accordance with Section 4 of the Sponsor Subsidiary Security Agreement and the filing of the financing statements referred to in Section 3.01(b)(ii) of this Agreement, create valid and enforceable perfected security interests in and Liens on such Collateral, securing the payment of all Obligations purported to be secured thereby.

                  (iii) Such security interests are first priority, subject to Permitted Liens.

                  (iv) No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Sponsor Subsidiary Collateral Agent relating to this Agreement.

                  (v) It has no trade names.


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
                                       34


                  (vi) Such Sponsor Subsidiary does not own any securities that are not Collateral.

                  (vii) Schedule I to the Sponsor Subsidiary Security Agreement and each Transaction Asset Schedule (other than Parts IX and X thereof) are true, correct and complete in all material respects.

                  (o) Agreement Collateral. (i) None of the Assigned Agreements has been amended or otherwise modified (except, in the case of each Assigned Agreement other than an Operative Document, any modifications made on or before the Closing Date) except as disclosed in Schedule I to the Sponsor Subsidiary Security Agreement or Schedule I to the Noric Company Agreement or as disclosed in any Transaction Asset Schedule, and as otherwise permitted by the Operative Documents, and each Assigned Agreement is in full force and effect.

                  (ii) It is not and, to the best of its knowledge, no other party to any Assigned Agreement is, in default of its material obligations under any Assigned Agreement.

                  (iii) None of the Agreement Collateral (as defined in the Sponsor Subsidiary Security Agreement) is evidenced by a promissory note or other instrument or chattel paper (each within the meaning of the UCC) that has not been delivered to the Sponsor Subsidiary Collateral Agent pursuant to Section 4 of the Sponsor Subsidiary Security Agreement.

                  (iv) Each party to the Assigned Agreements to which such Sponsor Subsidiary is a party other than the Sponsor Subsidiaries and the other parties to the Operative Documents has executed and delivered to such Sponsor Subsidiary a consent, in substantially the form of Exhibit A to the Sponsor Subsidiary Security Agreement, to the assignment of the Assigned Agreement to the Sponsor Subsidiary Collateral Agent pursuant to the Sponsor Subsidiary Security Agreement.

                  (p) Registered Office. Such Sponsor Subsidiary's chief place of business and chief executive office are located at the address specified for Noric Holdings in Section 2.2 of the Clydesdale Partnership Agreement.

                  (q) Tort Claims. Neither it nor any of its officers or directors nor any Responsible Officer of El Paso has actual knowledge of any facts, circumstances, conditions or occurrences that could reasonably be anticipated to form the basis of any tort claim against any Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP, Clydesdale or any Counterparty to any E&P Participation Agreement or any Production Payment Agreement, or any Sponsor Subsidiary Property, Lusitano Property, Lipizzan Property, Noric Property, Palomino Property, Paso Fino Property, Noric LP Property, Clydesdale Property, E&P Participation Property, Production Payment Interest or Subject Interest that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                  (r) A-Loans. As of the Third Restatement Date and each Capital Contribution Date, the aggregate outstanding principal amount of all A-Loans made by all Sponsor


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
                                       35


         Subsidiaries equals at least the outstanding principal amount of all Advances made hereunder to all Sponsor Subsidiaries as of each such date.

                  (s) Assets. None of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) has any material assets other than Permitted Assets.

                  (t) Taxes. Such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) has filed and paid, or caused to be filed and paid on a timely basis, all tax returns and Taxes (whether gains Taxes, transfer Taxes, recording fees or Taxes or any other Taxes) due and owing, and such other tax returns and Taxes that arise in connection with the Transactions, on the Closing Date, the Third Restatement Date and each Capital Contribution Date, but excluding Taxes the non-timely filing or payment of which, in the context of the Operative Documents, the Transactions and the rights and remedies of the respective parties thereto, could not reasonably be expected to have a Material Adverse Effect.

                  (u) Principal Subsidiaries. None of any Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP, any Intermediate Holder or any Underlying Business is:

                           (i) a Principal Subsidiary, a Restricted Subsidiary
                  or a Material Subsidiary; or

                           (ii) directly owned by El Paso.

                  (v) E&P Assets. (i) All of each E&P Asset held by such Sponsor Subsidiary, Lipizzan, Noric or Noric LP (as the case may be) has been Freely Transferred to it.

                           (ii) All of each E&P Asset held by such Sponsor
                  Subsidiary, Lipizzan, Noric or Noric LP (as the case may be) is Freely Transferable.

                           (iii) Each E&P Asset held by such Sponsor Subsidiary,
                  Lipizzan, Noric or Noric LP (as the case may be) is an Eligible Investment.

                           (iv) All of the rights and obligations of EPPC under
                  each Hedge Agreement the subject of each trade confirmation attached as Exhibit E hereto have been validly assigned and delegated to Noric or Noric LP, as the case the case may be, free and clear of any Liens.

                  (w) Compliance with Financial Covenants. It is in compliance with the requirements of Section 5.04 of this Agreement.

                  Section 4.02. Representations and Warranties with Respect to Energy Investments and Controlled Businesses. Each Sponsor Subsidiary represents and warrants as follows with respect to (x) each Energy Investment owned by it and (y) each Controlled Business which is a direct or indirect Subsidiary of such Sponsor Subsidiary, subject in the case of this


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
                                       36


clause (y) to Part VI of the Transaction Asset Schedule with respect to each such Controlled Business:

                  (a) Energy Investments. After giving effect to the Transactions on the Closing Date and each Acquisition/Accession Date:

                           (i) Schedule I to the Sponsor Subsidiary Security
                  Agreement and each Transaction Asset Schedule together set forth as of each such date a complete and accurate list of each Energy Investment (including each Intermediate Holder (if any) and each Underlying Business relating to each such Energy Investment) owned by each Sponsor Subsidiary.

                           (ii) Each such Schedule sets forth as of each such
                  date for each such Energy Investment each outstanding class of Investment with respect to each Intermediate Holder (if any) and each Underlying Business related thereto and the percentage of such class of such Investment held directly, or indirectly through one or more Intermediate Holders (if any), by each Sponsor Subsidiary.

                           (iii) Each such Energy Investment has been duly
                  authorized and validly issued by the issuer thereof.

                           (iv) Each such Energy Investment is fully paid and
                  nonassessable and is not subject to any mandatory capital call or similar obligation, except as otherwise described in
                  Schedule I to the Sponsor Subsidiary Security Agreement and each Transaction Asset Schedule.

                           (v) All of each Energy Investment held by such
                  Sponsor Subsidiary has been Freely Transferred to it.

                           (vi) All of each Energy Investment held by such
                  Sponsor Subsidiary is Freely Transferable (it being understood that the Pre-approved Energy Investment is subject to Section
                  4.14 (Change of Control) of the Indenture dated as of June 15, 1990 between Colorado Interstate Gas Company, a Delaware corporation and Texas Commerce Bank National Association, a national banking association, as trustee).

                           (vii) Each Energy Investment is an Eligible
                  Investment.

                           (viii) Part V of Schedule I to the Sponsor Subsidiary
                  Security Agreement and Part V of each Transaction Asset Schedule together set forth all Material Agreements with respect to each Energy Investment.

                  (b) Due Formation. Each Controlled Business is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. Each Controlled Business possesses all corporate, limited liability company or other applicable Business Entity powers and other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect.


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
                                       37


                  (c) Authorization of Material Agreements. Part V of Schedule I to the Sponsor Subsidiary Security Agreement and Part V of each Transaction Asset Schedule, as applicable, with respect to each Controlled Business sets forth all Material Agreements with respect to such Controlled Business. The execution, delivery and performance by each Controlled Business of each Material Agreement to which it is a party are or were within its corporate, limited liability company or other applicable Business Entity powers, have been duly authorized by all necessary corporate, limited liability company or other applicable Business Entity action, and do not contravene (i) its Organizational Documents, (ii) any Applicable Law, except to the extent that such contravention would not have a Material Adverse Effect or (iii) any material contractual restriction binding on or affecting it.

                  (d) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by each Controlled Business of each Material Agreement to which it is a party, except filings necessary to comply with Applicable Laws in the ordinary course to enable the Sponsor Subsidiaries to comply with the ongoing obligations set forth in Sections 5.08 and 5.09 and under such Material Agreements and to perfect security interests.

                  (e) Enforceability. Each Material Agreement to which each Controlled Business is a party constitutes the legal, valid and binding obligation of such Controlled Business, enforceable against such Controlled Business in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

                  (f) Compliance with Laws, Etc. Each Controlled Business is in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to so comply, individually or in the aggregate, would not in the reasonable judgment of such Sponsor Subsidiary be expected to result in a Material Adverse Effect.

                  (g) Litigation. There is no action, suit or proceeding pending, or to the knowledge of such Sponsor Subsidiary threatened, against or involving any Controlled Business in any court, or before any arbitrator of any kind, or before or by any governmental body, which, in the reasonable judgment of such Sponsor Subsidiary (taking into account the exhaustion of all appeals), would have a Material Adverse Effect, or which purports to affect the legality, validity, binding effect or enforceability of any Material Agreement.

                  (h) Taxes. Each Controlled Business has duly filed all tax returns required to be filed, and has duly paid and discharged all taxes, assessments and governmental charges upon it or against its properties due and payable on the Closing Date, each Additional Advance Date or the Acquisition/Accession Date with respect to such Controlled Business (as applicable), the failure to pay which would have a Material


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         Adverse Effect, unless and to the extent only that the same are being contested by any such Person in good faith and by appropriate proceedings.

                  (i) Title to Property. Each Controlled Business has good title to its properties and assets, free and clear of all mortgages, liens and encumbrances, except for mortgages, liens and encumbrances (including covenants, restrictions, rights, easements and minor irregularities in title) which do not materially interfere with the business or operations of such Controlled Business as presently conducted or which are permitted by Section 5.09(a) and except that no representation or warranty is made with respect to Margin Stock.

                  (j) Investment Company; Holding Company. (i) No Controlled Business is an "investment company" within the meaning of the Investment Company Act of 1940.

                           (ii) No Controlled Business is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

                  Section 4.03. Representations and Warranties with Respect to E&P Assets. Noric Holdings represents and warrants on the date of delivery of each Reserve Report pursuant to Section 2.09(b), Section 2.09(d) and Section 2.09(e) that (provided that the representations and warranties to be made under clauses (b) and (c) below shall only be made with respect to each Reserve Report prepared by Noric Holdings):

                  (a) the information (excluding any projections or estimates) contained in such Reserve Report and any other information delivered therewith is true and correct in all material respects as of the date of the Reserve Report;

                  (b) any projections set forth in such Reserve Report and the estimates of the Proved Reserves attributable to the E&P Participation Properties and the Subject Interests, respectively, set forth therein were made in good faith and arrived at after due and careful consideration and are believed by the Sponsor Subsidiaries to have been fair and reasonable as of the date of such Reserve Report and no Sponsor Subsidiary is aware of anything which has occurred since the date of such Reserve Report which would render the foregoing statements in this clause inaccurate or misleading in any material respect;

                  (c) all of the assumptions upon which such projections and such estimates were predicated are outlined in such Reserve Report and are believed by the Sponsor Subsidiaries to have been fair and reasonable as of the date of such Reserve Report and the Sponsor Subsidiaries are not aware of anything which has occurred since the date of such Reserve Report which would render the foregoing statements in this clause inaccurate or misleading in any material respect;

                  (d) after giving effect to all Liens permitted under Section
         4.2.3 of the applicable E&P Participation Agreement and all lessor's royalties, overriding royalties, production payments, net profit interests and other similar burdens on, or payable from, production, the Sponsor Subsidiaries, Noric and/or Noric LP (as the case may be) own


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         the net interests in production attributable to each E&P Participation
         Property the subject of such E&P Participation Agreement reflected in such Reserve Report;

                  (e) the ownership by the Sponsor Subsidiaries, Noric and/or Noric LP (as the case may be) of the Conveyed Interests (as defined in any E&P Participation Agreement) relating to an E&P Participation Property shall not obligate any such Person to bear costs and expenses relating to the maintenance, development and operations of such E&P Participation Property in an amount in excess of the working interest of such E&P Participation Property set forth in such Reserve Report;

                  (f) except as set forth in any certificate delivered pursuant to Section 5.4(b)(vi) of the El Paso Agreement, on a net basis there are no material gas imbalances, take or pay prepayments, or other prepayments, in each case with respect to any E&P Participation Property evaluated in such Reserve Report which would require any Sponsor Subsidiary, Noric or Noric LP (as the case may be) to deliver hydrocarbons produced from such E&P Participation Property at some future time without then or thereafter receiving payment therefor;

                  (g) after giving effect to all Permitted Encumbrances (as defined in each Production Payment Conveyance) and all lessor's royalties, overriding royalties, production payments, net profit interests and other similar burdens on, or payable from production (other than the relevant Production Payment), each Counterparty to such Production Payment Conveyance owns the net interests in the production attributable to each Subject Interest (and the wells attributable thereto) reflected in such Reserve Report and Lipizzan owns each Production Payment reflected in such Reserve Report;

                  (h) the ownership by each Counterparty to any Production Payment Agreement of the Subject Interests related thereto shall not obligate such Counterparty to such Production Payment Agreement to bear costs and expenses relating to the maintenance, development and operations of such Subject Interests (and the wells attributable thereto) in an amount in excess of the working interest of such Subject Interests or wells set forth in such Reserve Report; and

                  (i) except as set forth in any certificate delivered pursuant to Section 5.4(b)(vi) of the El Paso Agreement, on a net basis there are no material gas imbalances, take or pay prepayments, or other prepayments, in each case with respect to any Subject Interest or any Production Payment evaluated in such Reserve Report which would require any Counterparty to any Production Payment Agreement or Lipizzan (as the case may be) to deliver hydrocarbons produced from or attributable to such Subject Interests or such Production Payment at some future time without then or thereafter receiving payment therefor.

                  Section 4.04. Timing of Representations and Warranties with respect to Operative Documents(a). (a) On the date of execution of each E&P Participation Agreement or Novation Agreement, the Sponsor Subsidiary party thereto and, in the case of each Novation Agreement, Noric Holdings I on behalf of Noric or Noric LP, as the case may be, shall be deemed to repeat the representations set forth in Section 4.01 (other than the representations and


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                                       40


warranties in Section 4.01(i), Section 4.01(k), Section 4.01(m), Section 4.01(r) or Section 4.01(t)); provided that, any reference therein to an Operative Document shall be construed as a reference to such E&P Participation Agreement or Novation Agreement, as the case may be.

                  (b) On the date of execution of each Production Payment Agreement Noric Holdings IV, on its behalf and on behalf of Lipizzan, as the case may be, shall be deemed to repeat the representations set forth in Section
4.01 (other than the representations and warranties in Section 4.01(i), Section 4.01(k), Section 4.01(m), Section 4.01(r) or Section 4.01(t)); provided that, any reference therein to an Operative Document shall be construed as a reference to such Production Payment Agreement.

                                    ARTICLE V

                        COVENANTS OF SPONSOR SUBSIDIARIES

                  Section 5.01. Affirmative Covenants with Respect to Sponsor Subsidiaries. Until the Debt Collection Date, each Sponsor Subsidiary will at all times, unless otherwise consented to in writing by Clydesdale:

                  (a) Compliance with Laws, Etc. Comply with, and cause its properties to be maintained and used in accordance with, all Applicable Laws applicable to it or its properties, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (b) Payment of Taxes, Etc. Pay and discharge before the same shall become delinquent (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims, which, in each case, if unpaid, might by law become a Lien upon its property; provided, however, that such Sponsor Subsidiary shall not be required to pay or discharge any such tax, assessment, governmental charge, levy or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (c) Preservation of Existence, Etc. Preserve and maintain its existence as a limited liability company and its rights (charter and statutory) and authority.

                  (d) Inspection Rights. Upon reasonable notice, at any reasonable time during normal business hours and not more often than is reasonable under the circumstances, permit Clydesdale, any Clydesdale Partner or the Sponsor Subsidiary Collateral Agent or any agents or representatives thereof to examine the records and books of account of such Sponsor Subsidiary and to discuss the affairs, finances and accounts of such Sponsor Subsidiary with any officer of such Sponsor Subsidiary and to disclose to Clydesdale, such Clydesdale Partner and the Sponsor Subsidiary Collateral Agent or any agents or representatives thereof any and all financial statements and other information of any kind relating to such Sponsor Subsidiary and, after prior notice to Noric Holdings, to discuss the affairs, finances and accounts of such Sponsor Subsidiary with its independent


Sponsor Subsidiary Credit Agreement
         certified public accountants and permit such accountants to disclose to Clydesdale, such Clydesdale Partner or the Sponsor Subsidiary Collateral Agent any and all financial statements and other information of any kind that they may have with respect to such Sponsor Subsidiary. The Sponsor Subsidiaries jointly and severally shall assume or pay all reasonable costs and expenses associated with any such examination, discussion or copying; provided, however, that, except (i) during the existence of an Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event or (ii) where Clydesdale or any Clydesdale Partner acting in good faith reasonably believes there to be a reasonable expectation that an Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event has occurred and is continuing, the Sponsor Subsidiaries shall only be liable for the costs and expenses of one such examination or discussion per Fiscal Year.

                  (e) Keeping of Books. Keep complete, proper and separate books of record and account, including a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the operation of the business of such Sponsor Subsidiary, all in accordance with GAAP, in each case to the extent necessary to enable such Sponsor Subsidiary to comply with the periodic reporting requirements of this Agreement.

                  (f) Performance of Documents. Subject to Section 5.02(f), (i) perform and observe in all material respects all of the terms and provisions of, and obligations under, each Operative Document and each Assigned Agreement to be performed or observed by it (including, in respect of Noric Holdings I, causing Noric to take the Noric Required Actions, in respect of Noric Holdings IV taking all Noric Holdings IV Required Actions and, in respect of each Sponsor Subsidiary, taking the Sponsor Subsidiary Required Actions), (ii) maintain, to the extent it has the capacity to do so, each such Operative Document to which such Sponsor Subsidiary is a party and each Assigned Agreement to which it is a party in full force and effect, (iii) promptly enforce in all material respects its rights under each such Operative Document and Assigned Agreement in accordance with its terms (subject to the terms of Article VI hereof), (iv) take all such action to such end (not in violation of its Organizational Documents) as may be from time to time reasonably requested by Clydesdale or the Sponsor Subsidiary Collateral Agent, and (v) upon request of Clydesdale, make to each other party to each Operative Document to which such Sponsor Subsidiary is a party or a beneficiary such demands and requests for information and reports or for action as such Sponsor Subsidiary is entitled to make under such Operative Document.

                  (g) Maintenance of Licenses and Permits. Maintain all licenses and permits necessary to own its properties and to conduct its activities in accordance with all Applicable Laws applicable to it or its properties, except for such failures as could not reasonably be expected to result in a Material Adverse Effect.

                  (h) Search Reports. Promptly following the Closing Date and each Acquisition/Accession Date, deliver to Clydesdale, in form and substance reasonably satisfactory to Clydesdale, certified copies of reflective searches, or equivalent reports, listing all effective financing statements filed in the jurisdictions referred to in Section


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
                                       42


         3.01(b)(ii) that name such Sponsor Subsidiary as debtor, together with copies of such other financing statements.

                  (i) Maintenance of Insurance. Maintain, or cause to be maintained, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by entities engaged in similar businesses owning similar properties in the same general areas in which such Sponsor Subsidiary operates.

                  (j) Further Assurance. (i) Promptly upon request by Clydesdale, correct any material defect or error that may be discovered in any Operative Document to which it is a party or in the execution, acknowledgment, filing or recording thereof.

                           (ii) Promptly upon request by Clydesdale or the Sponsor Subsidiary Collateral Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as Clydesdale or the Sponsor Subsidiary Collateral Agent may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Sponsor Subsidiary Credit Documents, (B) to the fullest extent permitted by Applicable Law, subject such Sponsor Subsidiary's properties, assets, rights or interests to the Liens now or hereafter intended to be covered by such Sponsor Subsidiary Credit Documents, (C) perfect and maintain the validity, effectiveness and priority (subject to Permitted Liens) of the Sponsor Subsidiary Credit Documents and any of the Liens intended to be created thereunder, and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Clydesdale the rights granted or now or hereafter purported to be granted to Clydesdale under any Sponsor Subsidiary Credit Document or under any other instrument executed in connection with any Sponsor Subsidiary Credit Document to which such Sponsor Subsidiary is or is to be a party.

                  (k) Controlled Businesses. Exercise (and use all reasonable efforts to cause each of its Affiliates to exercise) all of the rights and remedies of such Sponsor Subsidiary and each of its Affiliates under each document, instrument or agreement evidencing or relating to such Sponsor Subsidiary's interest in any Controlled Business:

                           (i) to comply in all material respects with all
                  Applicable Laws (including all Environmental Laws and Environmental Permits) binding on each Controlled Business, except to the extent that non-compliance would not reasonably be expected to have a Material Adverse Effect;

                           (ii) to comply in all respects with all contractual
                  obligations binding on each Controlled Business, except to the extent non-compliance would not reasonably be expected to have a Material Adverse Effect; and

                           (iii) to operate and maintain each Controlled
                  Business in accordance with prudent industry practice.


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
                                       43


                  (l) Purpose. Apply the proceeds of the Advances solely for the purpose of making A-Loans.

                  (m) Maintenance of Title to Assets. Maintain legal and beneficial title to each of its assets, including each Transaction Asset, except to the extent permitted by Section 5.02(d) below.

                  (n) El Paso Demand Loans. Not make any further El Paso Demand Loans, or demand repayment of any outstanding El Paso Demand Loan, at the times and in accordance with Sections 7.03.

                  (o) Equity Interests. (i) In the case of Noric Holdings and Noric Holdings I, take all action necessary to maintain its Clydesdale Class A Partnership Interest (subject to the provisions of the Clydesdale Partnership Agreement and the other Operative Documents) in full force and effect.

                  (ii) In the case of Noric Holdings I only (subject to the provisions of the Noric Company Agreement and the other Operative Documents), (A) take all action necessary to maintain its Noric Class A Membership Interest in full force and effect and (B) cause Noric to (1) take all action necessary to maintain its Palomino Membership Interest and its Paso Fino Membership Interest and (2) to cause each of Palomino and Paso Fino to take all actions necessary to maintain its Noric LP General Partnership Interest and its Noric LP Limited Partnership Interest, respectively, in full force and effect.

                  (iii) In the case of Noric Holdings IV only, (A) take all action necessary to maintain its Lusitano Membership Interest and its Lipizzan Limited Partnership Interest in full force and effect and (B) cause Lusitano to take all actions necessary to maintain its Lipizzan General Partnership Interest in full force and effect.

                  (p) Eligible Investments. Maintain each Transaction Asset and each Intermediate Holder (if any) and Underlying Business with respect to each Energy Investment (except any Publicly Traded Investment and any Intermediate Holder or Underlying Business with respect thereto) as an Eligible Investment.

                  Section 5.02. Negative Covenants with Respect to Sponsor Subsidiaries. Until the Debt Collection Date, each Sponsor Subsidiary will not at any time without the written consent of Clydesdale:

                  (a) Liens, Etc. Create, incur, assume or suffer to exist any Lien on or with respect to any of its properties or assets of any character (including the Collateral) whether now owned or hereafter acquired, or assign any accounts or other right to receive income; excluding, however, from the operation of the foregoing restrictions any Permitted Lien.

                  (b) Indebtedness. Create, incur, assume or suffer to exist any Indebtedness other than Indebtedness created, incurred or assumed:


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
                                       44


                           (i) of the type described in clause (i) of the
                  definition of "Indebtedness" constituting Sponsor Subsidiary Expenses incurred in the ordinary course of business;

                           (ii) under any Hedge Agreement permitted by Section
                  5.02(o); or

                           (iii) under any Operative Document to which such
                  Sponsor Subsidiary is a party.

                  (c) Mergers, Etc. Enter into any transaction of consolidation or merger with or into any other Person, except (A) if immediately prior to or contemporaneous with such consolidation or merger all Advances are repaid in full together with all accrued interest, all amounts required to be paid pursuant to Section 2.06(c), all Indemnified Amounts and other amounts payable under the Sponsor Subsidiary Credit Documents, (B) any consolidation or merger of one Sponsor Subsidiary with or into another Sponsor Subsidiary, (C) if such Sponsor Subsidiary does not have (directly or indirectly) any Transaction Assets, any interest in any A-Loans, or any other material assets or rights of the kind described in Section 1 of the Sponsor Subsidiary Security Agreement, such Sponsor Subsidiary may consolidate with or merge into any other Subsidiary of El Paso (other than another Sponsor Subsidiary), or (D) any merger by Noric, Palomino, Paso Fino or Noric LP into Noric Holdings I (with Noric Holdings I as the surviving entity) following a transfer of all of Clydesdale's Noric Class B Membership Interest to Noric Holdings I in accordance with the terms of the Noric Company Agreement and the Clydesdale Partnership Agreement.

                  (d) Acquisitions, Sales, Etc., of Assets. (i) Enter into any partnership, joint venture or sale and leaseback transaction, (ii) purchase or otherwise acquire (in one or a series of related transactions) any portion of the property or assets of any Person or
         (iii) Dispose of, or grant any option with respect to, directly or indirectly (or agree to any of the foregoing at any future time), all or any portion of its property or assets (including any of the Collateral), except that:

                           (A) Permitted Investments may be acquired and
                  Disposed of in the ordinary course of business and subject to and in accordance with the terms of Section 7.03;

                           (B) Energy Investments may be (x) Disposed of in
                  whole but not in part or (y) acquired; provided that:

                                    (1) In each case, no Liquidating Event,
                           Termination Event, Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result from such acquisition or Disposition and the Sponsor Subsidiaries, Lipizzan, Noric and Noric LP shall be in compliance with Section 5.04 on a pro forma basis as of the last date of the calculation of the covenants in Section 5.04 (in the case of a Disposition, after giving effect to any payment, including any deemed


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                                       45


                           payment, of Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve);

                                    (2) On the effective date of a Disposition,
                           the Sponsor Subsidiaries prepay the Advances in accordance with Section 2.05(b)(ii); and

                                    (3) Any acquisition of an Energy Investment
                           shall be effected in accordance with the Acquisition/Accession Procedures Schedule;

                           (C) E&P Assets constituting E&P Participation
                  Properties may be acquired or Disposed of from time to time, in each case subject to Section 2.09(e); provided that:

                                    (1) In each case, no Liquidating Event,
                           Termination Event, Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result from such acquisition or Disposition;

                                    (2) Any acquisition of an E&P Asset
                           constituting E&P Participation Properties shall be effected in accordance with the Acquisition/Accession Procedures Schedule;

                                    (3) Starting from the Third Restatement
                           Date, Relevant Assets may be Disposed of if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) does not exceed the Adjusted Redetermination Threshold for such E&P Borrowing Base Period; and

                                    (4) Starting from the Third Restatement
                           Date, Relevant Assets may be Disposed of if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) exceeds the Adjusted Redetermination Threshold for such E&P Borrowing Base Period; provided, however, that the Net Cash Proceeds from any such Disposition in excess of such Adjusted Redetermination Threshold shall be deposited by the Sponsor Subsidiary in the Sponsor Subsidiary Cash Reserve and shall be applied pursuant to Section 7.04(i)(A) or (B);

                  provided, however, that if, at the time of any such Disposition described in clauses (3) and (4) above, an El Paso RA Event has occurred and is continuing, such Sponsor Subsidiary shall apply the Net Cash Proceeds from any such Disposition to prepay the Advances in accordance with Section 2.05(b)(viii)(A);

                           (D) Noric Holdings IV may from time to time (i)
                  acquire E&P Assets constituting Production Payment Interests solely for the purpose of transferring


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
                                       46


                  such Production Payment Interests to Lipizzan (which transfer shall not be a Disposition for purposes of Section 5.02(d)(C)) or (ii) Dispose of E&P Assets constituting Production Payment Interests solely in connection with a Disposition by Lipizzan of such Production Payment Interests; and

                           (E) Equity Interests in a CIG Excluded Subsidiary,
                  Intermediate Holder or Underlying Business may be acquired and Disposed of in connection with a Distribution under Section 5.02(j)(iii).

                  (e) Investments, Acquisitions of Transaction Assets, Etc. Make or hold any Investment except:

                           (i) in the case of Noric Holdings and Noric Holdings
                  I, for its acquisition and holding of a Clydesdale Class A Limited Partnership Interest, and additional equity contributions in Clydesdale in accordance with Section 5.3 of the Clydesdale Partnership Agreement;

                           (ii) in the case of Noric Holdings I, for its
                  acquisition and holding of the Noric Class A Membership Interest, and additional equity contributions in Noric in accordance with Section 5.2 and Section 5.3 of the Noric Company Agreement;

                           (iii) subject to Section 5.02(d) above, any
                  Investment in Permitted Assets of such Sponsor Subsidiary;

                           (iv) the making and holding of Permitted Investments
                  in accordance with the terms of Section 7.03; provided that such Sponsor Subsidiary may only maintain any defaulted Cash Equivalent for a reasonable period after the occurrence of such default to Dispose of such Cash Equivalent in an orderly fashion or to diligently pursue collection or enforcement thereof;

                           (v) the making of any capital contribution in respect
                  of an Energy Investment with the proceeds of equity capital contributions by the equity holders of such Sponsor Subsidiary;

                           (vi) the payment, including any deemed payment, of
                  any Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve; and

                           (vii) in the case of Noric Holdings IV, for its
                  acquisition and holding of the Lusitano Membership Interest and the Lipizzan Limited Partnership Interest, and additional equity contributions in Lipizzan in accordance with Sections
                  4.2 and 4.3 of the Lusitano Company Agreement and Sections 5.2 and 5.3 of the Lipizzan Partnership Agreement.

                  (f) Amendment, Etc., of Operative Documents. (i) Cancel or terminate any Operative Document to which it is a party;


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
                                       47


                  (ii) consent to or accept any cancellation or termination of any Operative Document to which it is a party;

                  (iii) forgive any obligation under, or amend, modify or change in any manner any term or condition of any Operative Document to which it is a party;

                  (iv) give any consent, waiver or approval under any Operative Document to which it is a party;

                  (v) waive any default under or any breach of any term or condition of any Operative Document to which it is a party;

                  (vi) agree in any manner to any other amendment, modification or change of any term or condition of any Operative Document to which it is a party; or

                  (vii) in the case of Noric Holdings IV, deliver to El Paso Production Oil & Gas USA and /or El Paso Oil & Gas Resources, the notice described in the Engage Letter,

         provided that this Section 5.02(f) shall not prohibit any Disposition of an E&P Asset permitted under Section 5.02(d) or any amendment permitted under Section 5.10(b).

                  (g) Negative Pledge. Enter into or suffer to exist any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) any such agreement in favor of the Sponsor Subsidiary Collateral Agent and Clydesdale or (ii) as provided in the other Operative Documents.

                  (h) Subsidiaries. Establish, create or acquire any direct Subsidiary (other than with respect to Distributions permitted under Section 5.02(j)(iii)) that holds all or any part, directly or indirectly, of any Transaction Asset unless 100% of the Equity Interests of such Subsidiary (or at least 65% if such Subsidiary is not organized under the laws of the United States or any state thereof) is pledged to the Sponsor Subsidiary Collateral Agent pursuant to the Sponsor Subsidiary Security Agreement and such Sponsor Subsidiary has taken all actions reasonably requested thereunder in respect of further assurances in connection with such pledge.

                  (i) Nature of Activities. Engage in any activity other than as set forth in Section 2.6 of the Sponsor Subsidiary Company Agreement of such Sponsor Subsidiary or possess Sponsor Subsidiary Property or assign rights to Sponsor Subsidiary Property for other than a purpose described in Section 2.6 of such Sponsor Subsidiary Company Agreement, other than any assignment by way of security pursuant to the Sponsor Subsidiary Credit Documents.

                  (j) Distributions. Declare or pay any Distributions; provided, however, that:

                           (i) a Sponsor Subsidiary may make Distributions
                  constituting or in respect of Excluded Payments;


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                                       48


                           (ii) if no Incipient Event, Event of Default, Notice
                  Event, Termination Event or Liquidating Event shall have occurred and be continuing or shall result therefrom, the Sponsor Subsidiaries may Distribute (w) on each Payment Date cash from the Sponsor Subsidiary Cash Reserve in an amount equal to the amount permitted to be so Distributed pursuant to
                  Section 7.04(a)(7), (x) on each E&P Borrowing Base Effective Date cash from the Sponsor Subsidiary Cash Reserve and the Noric Holdings IV Cash Reserve in an aggregate amount equal to the aggregate amount permitted to be so Distributed pursuant to Section 2.10(b) or Section 2.10(c), (y) on each Cash Collateral Amount Distribution Date, cash from the Total Cash Collateral Amount in the Sponsor Subsidiary Cash Reserve and the Noric Holdings IV Cash Reserve in an aggregate amount equal to the aggregate amount permitted to be so Distributed pursuant to Section 7.04(g), and (z) from time to time, cash from the Sponsor Subsidiary Cash Reserve and the Noric Holdings IV Cash Reserve in an aggregate amount equal to the aggregate amount permitted to be so Distributed pursuant to Sections 7.04(h), (i) and (j), as applicable; and

                           (iii) a Sponsor Subsidiary may make Distributions
                  constituting Equity Interests in a CIG Excluded Subsidiary, Intermediate Holder or Underlying Business to the extent a Disposition of such Equity Interests is permitted under
                  Section 5.09(d)(C) or (G).

                  (k) Sponsor Subsidiary Member Transactions. Purchase, redeem, retire, defease or otherwise acquire any part of the interest of any Sponsor Subsidiary Member in any Sponsor Subsidiary.

                  (l) Reimbursement. Reimburse any holder of an Equity Interest in any Sponsor Subsidiary for any liability, loss, cost or expense other than as expressly provided for in or contemplated by the Operative Documents.

                  (m) Employees. Have any employees.

                  (n) Affiliate Transactions. Enter into any transaction or series of related transactions (including making any loan or advance or giving any credit) with any of its Affiliates, including El Paso or any of its Affiliates, other than:

                           (i) any Hedge Agreement permitted under Section
                  5.02(o);

                           (ii) the transactions contemplated by the Operative
                  Documents to which it is a party; and

                           (iii) any transaction or series of transactions
                  expressly required or permitted, or on terms expressly required or permitted, under the Operative Documents to which it is a party and, if applicable, upon the terms required for such transaction or series of transactions under the relevant Operative Document.

                  (o) Hedge Agreements. Enter into any Hedge Agreement without the prior written consent of Clydesdale, except Hedge Agreements with Approved Hedge


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
                                       49


         Counterparties designed to hedge against fluctuations in oil and gas prices incurred in the ordinary course of business and consistent with prudent business practice so long as the aggregate volume of oil and/or gas (as applicable) hedged under each such Hedge Agreement does not materially exceed the projected actual production of oil and/or gas (as applicable) from Proved Reserves of all of the E&P Participation Properties for such period based on the most recent Reserve Report;

                  (p) El Paso Demand Loans. Make any Investment in El Paso or any Affiliate of El Paso to be evidenced by, or acquire by purchase or contribution, any El Paso Demand Loan except to the extent permitted by
         Section 7.03, unless at the time of such making or acquisition (i) the borrowing evidenced by the El Paso Demand Loan has been duly authorized by all required corporate action, such action has been duly certified by the secretary or an assistant secretary of El Paso or such Affiliate, and such certification has been delivered to it, together with certificates as to incumbency and due authorization of the officers of El Paso or such Affiliate authorized to execute and deliver such El Paso Demand Loan (which certified action may be one so taken and certification may be one so delivered before that Investment or acquisition if the certified action remains in effect at the time of, and is applicable to, that acquisition) and (ii) such El Paso Demand Loan is the legal, valid and binding obligation of El Paso or the Affiliate of El Paso (as applicable) enforceable against El Paso or such Affiliate of El Paso in accordance with its terms. The making or acquisition of any Demand Loan shall constitute a representation by the Sponsor Subsidiaries that this Section 5.02(p) has been satisfied and that the matters referred to in subclauses (i) and (ii) above are true and correct as of the date of such making or acquisition.

                  Section 5.03. Refinancing of the Controlled Business Debt. Each Sponsor Subsidiary shall, unless otherwise consented to in writing by
Clydesdale:

                  (a) Cause each Controlled Business owned by such Sponsor Subsidiary that has Controlled Business Debt to use its commercially reasonable efforts to refinance all such Controlled Business Debt on or prior to the occurrence of any CBD Maturity Event with respect to such Controlled Business Debt on arm's length terms and conditions reasonably acceptable to Clydesdale, provided that no Sponsor Subsidiary shall be in breach of this Section 5.03(a) if El Paso contributes to the capital of such Controlled Business indirectly through such Sponsor Subsidiary on or prior to any CBD Maturity Event with respect to the Controlled Business Debt of such Controlled Business sufficient cash to pay any such Controlled Business Debt on or prior to the occurrence of any CBD Maturity Event with respect to such Controlled Business Debt and such Controlled Business pays such Controlled Business Debt in full on or prior to any such CBD Maturity Event.

                  (b) Deliver to Clydesdale prior to the Acquisition/Accession Date on which any Sponsor Subsidiary that owns any Controlled Business that has Controlled Business Debt accedes to the Sponsor Subsidiary Credit Documents an undertaking by El Paso in favor of Clydesdale (in the form of Exhibit 5.03(b) hereto and otherwise in form and substance reasonably acceptable to Clydesdale) to contribute to the capital of such Controlled Business indirectly through such Sponsor Subsidiary sufficient cash to pay


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
                                       50


         any Controlled Business Debt of such Controlled Business on or prior to the occurrence of any CBD Maturity Event with respect to such Controlled Business Debt, together with customary legal opinions with respect thereto and in form and substance reasonably satisfactory to Clydesdale. The execution and delivery of such undertaking of El Paso to Clydesdale and the delivery of such opinions are conditions precedent to the accession of any such Sponsor Subsidiary to the Sponsor Subsidiary Credit Documents.

                  Section 5.04. Financial Covenants. Until the Debt Collection Date, the Sponsor Subsidiaries shall, Noric Holdings I shall cause Noric, Palomino, Paso Fino and Noric LP to, and Noric Holdings IV shall cause Lusitano and Lipizzan to:

                  (a) Energy Investments - Fixed Charge Coverage. Maintain, at all times that the Energy Investment Exposure exceeds $0, as of the date of each Compliance Certificate with respect to each Fiscal Quarter (beginning with respect to the Fiscal Quarter ending on September 30, 2001) and Fiscal Year pursuant to Section 5.4 of the El Paso Agreement (each such date a "COVERAGE TEST DATE") a ratio of:

                           (i) the sum of (A) for all Controlled Businesses, the
                  aggregate EBITDA (excluding EBITDA attributable to any CIG Excluded Subsidiary) for the most recently completed four Fiscal Quarters for the Underlying Businesses of all Controlled Businesses owned by the Sponsor Subsidiaries at the end of such Fiscal Quarter and (B) for all Publicly Traded Investments, the aggregate distributions on the equity securities of all Publicly Traded Investments received by the Sponsor Subsidiaries during the most recently completed four Fiscal Quarters less the aggregate amount ---- of all Maintenance Capital Expenditures payable during the most recently completed four Fiscal Quarters for the Underlying Businesses relating to such Controlled Businesses, other than Maintenance Capital Expenditures that were funded from capital contributions made by El Paso or an Affiliate of El Paso (other than a Sponsor Subsidiary or any Intermediate Holder relating to such Controlled Business), to

                           (ii) the sum of (A) the Energy Investment Notional
                  Amortization (after giving effect to any payment, including any deemed payment, of Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve) computed as of the Coverage Test Date and (B) interest payable during the most recently completed four Fiscal Quarters on all Controlled Business Debt, Refinanced Controlled Business Debt and CIG Existing Debt outstanding as of the Coverage Test Date, greater than 1.3 to 1.

                  (b) Energy Investments - Loan to Value. Maintain, at all times that the Energy Investment Exposure exceeds $0, as of each Coverage Test Date and the date of each Disposition of an Energy Investment or a Disposition (other than in accordance with Section 5.09(d)(G)) of all or substantially all of the assets of or Equity Interests in any


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
                                       51


         Intermediate Holder or Underlying Business (after giving effect to such Disposition, Sections 2.05(b)(i), (ii) and (iii) hereof, and Section
         7.3 of the Clydesdale Partnership Agreement) a ratio of:

                           (A) the sum of (A) the Energy Investment Exposure on
                  such date (after giving effect to any payment, including any deemed payment, of Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve on such date) and (B) the Controlled Business Debt, Refinanced Controlled Business Debt and the CIG Existing Debt on such date, to

                           (B) the aggregate Carrying Value of all Energy
                  Investments (excluding all Energy Investments, or the Energy Investments relating to the assets or Equity Interests, Disposed of) on such date,

         of not more than 0.7 to 1.

                  (c) Required Cash Reserve Amounts. (i) Maintain on deposit in the Noric LP Cash Reserve at the end of each Fiscal Quarter an amount (such amount, the "NORIC LP REQUIRED CASH RESERVE BALANCE") equal to the lesser of (x) 20% of the portion of the E&P Borrowing Base attributable to the E&P Participation Properties at such time and (y) the sum of all of the Noric LP Required Cash Reserve Increases for all previously completed Fiscal Quarters, including such Fiscal Quarter.

                  (ii) Maintain on deposit in the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve at the end of each Fiscal Quarter an aggregate amount at least equal to the sum of (1) Sponsor Subsidiary Required Cash Reserve Balance and (2) an amount (such amount, the "NORIC HOLDINGS IV REQUIRED CASH RESERVE BALANCE") equal to the lesser of (x) 20% of the portion of the E&P Borrowing Base attributable to the Production Payments at such time and (y) the sum of all of the Noric Holdings IV Required Cash Reserve Increases for all previously completed Fiscal Quarters, including such Fiscal Quarter.

                  (d) Calculations. In determining compliance with Section 5.04(a), "EBITDA" and "net income" of any Energy Investment or Underlying Business shall only include the portion thereof equal to the aggregate percentage interest of the Underlying Business owned directly or indirectly by the Sponsor Subsidiaries.

                  (e) E&P Borrowing Base Determinations and Revised Energy Investment Loan Values. In addition to being tested on each Coverage Test Date and each other specific date referred to herein and the Acquisition/Accession Procedures Schedule, the financial covenants in Sections 5.04(a) and (b) shall be tested on each E&P Borrowing Base Effective Date and each Energy Investment Loan Value Voting Date. If any ratio in Section 5.04(a) or (b) shall fail to be met on any such date, the Sponsor Subsidiaries, Lipizzan, Noric and Noric LP shall be deemed to have failed to comply with the covenant under such Sections.


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
                                       52


                  (f) Energy Investment Exposure and Energy Investment Loan Amount. Cause (by prepaying the Advance or by making a payment, including a deemed payment, of a Cash Collateral Amount), at all times that the Energy Exposure exceeds $0, as of each Coverage Test Date, the Energy Investment Exposure on such date not to exceed the Aggregate Energy Investment Loan Value Amount on such date.

                  Section 5.05. Certain Negative Covenants with respect to Lipizzan and Noric LP. Except as otherwise permitted under the Noric Company Agreement, Noric Holdings I shall cause Noric LP not to, and, except as otherwise permitted under the Lipizzan Partnership Agreement, Noric Holdings IV shall cause Lipizzan not to, at any time without the written consent of
Clydesdale:

                  (a) Acquisitions, Sales, Etc., of Assets. (x) Enter into any partnership, joint venture or sale and leaseback transaction, (y) purchase or otherwise acquire (in one or a series of related transactions) any portion of the property or assets of any Person or
         (z) Dispose of, or grant any option with respect to, directly or indirectly (or agree to any of the foregoing at any future time), all or any portion of its property or assets, except that interests in E&P Assets constituting E&P Participation Properties may be acquired or Disposed of from time to time by Noric LP and interests in Production Payment Interests may be acquired or Disposed of from time to time by Lipizzan in connection with acquisitions or Dispositions by any Counterparty to any Production Payment Agreement of Subject Interests burdened by a Production Payment, in each case subject to Section 2.09(e); provided that:

                           (A) In each case, no Liquidating Event, Termination
                  Event, Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result from such acquisition or Disposition;

                           (B) Any acquisition of an E&P Asset shall be effected
                  in accordance with the Acquisition/Accession Procedures Schedule;

                           (C) Starting from the Third Restatement Date,
                  Relevant Assets may be Disposed of by Noric LP if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) does not exceed the Adjusted Redetermination Threshold for such E&P Borrowing Base Period;

                           (D) Starting from the Third Restatement Date,
                  Relevant Assets may be Disposed of by Noric LP if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) exceeds the Adjusted Redetermination Threshold for such E&P Borrowing Base Period; provided, however, that the Net Cash Proceeds from any such Disposition in excess of such Adjusted Redetermination Threshold shall be deposited by Noric LP in the Noric LP Cash Reserve and shall be applied pursuant to
                  Section 5.11(b)(i) or (ii);


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
                                       53


         provided, however, that if, at the time of any Disposition described in clauses (C) or (D) above, an El Paso RA Event has occurred and is continuing, the Sponsor Subsidiaries shall, and shall cause Noric LP to, apply the Net Cash Proceeds from any such Disposition to prepay the Advances in accordance with Section 2.05(b)(viii)(A);

                           (E) Starting from the Third Restatement Date,
                  Relevant Assets may be Disposed of by Lipizzan if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) does not exceed the Adjusted Redetermination Threshold for such E&P Borrowing Base Period;

                           (F) Starting from the Third Restatement Date,
                  Relevant Assets may be Disposed of by Lipizzan if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) exceeds the Adjusted Redetermination Threshold for such E&P Borrowing Base Period; provided, however, that the amount of the Disposition Value of any such Relevant Assets Disposed of by Lipizzan in excess of such Adjusted Redetermination Threshold shall be deposited by Lipizzan and/or Noric Holdings IV in the Noric Holdings IV Cash Reserve and shall be applied pursuant to Section 7.04(i)(A) or (B); and

                           (G) As condition to any Disposition by Lipizzan under
                  clauses (E) and (F) above (including Dispositions under Section 5.10(a)(ii)(C) and Section 5.10(b)(iii)) Lipizzan shall receive from the applicable Counterparty to a Production Payment Agreement the Disposition Value of the Relevant Asset Disposed of; provided that any amount received pursuant to clause (E) above shall be deposited in the Noric Holdings IV Cash Reserve and may be invested in Permitted Investments and any amount received pursuant to clause (F) above shall be applied as described in such clause (F);

         provided, however, that if, at the time of any Disposition described in clauses (E) or (F) above, an El Paso RA Event has occurred and is continuing, the Sponsor Subsidiaries shall, and shall cause Lipizzan to, prepay the Advances in accordance with Section 2.05(b)(viii)(A) in an amount equal to the Disposition Value of such Relevant Assets.

                  (b) Permitted Investments. Make or hold any Investment except:

                  (i) subject to Section 5.05(a) above, any Investment in Permitted Assets of Noric LP and Lipizzan, as the case may be; and

                  (ii) in the case of Noric LP, Cash Equivalents and El Paso Demand Loans; provided that, after the occurrence and during the continuance of an El Paso RA Event, any existing El Paso Demand Loans shall be permitted to be maintained but no additional El Paso Demand Loans shall be permitted to be made.


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
                                       54


                  Section 5.06. A-Loans and Total Cash Collateral Amount. (a) A-Loans. Each Sponsor Subsidiary shall ensure that the aggregate principal amount of all A-Loans outstanding at any time is at least equal to the aggregate principal amount of the Advances outstanding at that time.

                  (b) Payments of Cash Collateral Amounts. Subject to compliance with clause (a) above and pursuant to clauses (c) and (d) below, the Sponsor Subsidiaries may, on each date specified below, pay or make a deemed payment of a Cash Collateral Amount to the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve in order to ensure compliance with the covenants in
Section 5.04:

                  (i) each Coverage Test Date;

                  (ii) each Appraisal Date;

                  (iii) the date of any change in the Energy Investment Loan Value of any Energy Investment;

                  (iv) on the date of Disposition of any Transaction Asset pursuant to Sections 5.02(d) and 5.05(a) or the Disposition of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business pursuant to Section 5.09(d)(B);

                  (v) the date referred to in Section 5.07(f);

                  (vi) the date of any prepayment pursuant to Section 2.05;

                  (vii) each E&P Borrowing Base Effective Date; and

                  (viii) each Acquisition/Accession Date.

                  (c) Cash Collateral Amounts. Subject to Section 5.06(b), each Sponsor Subsidiary Member shall have the right to make a cash capital contribution to the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve in an amount necessary for all El Paso Parties obligated under
Section 5.04 to comply with the financial covenants in Section 5.04 (each such cash capital contribution being a "CASH COLLATERAL AMOUNT").

                  (d) Deemed Cash Collateral Amounts. Notwithstanding anything to the contrary in clause (c) above and subject to Section 5.06(b), each Sponsor Subsidiary Member shall have the right to make a deemed payment of a Cash Collateral Amount to the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve in an amount specified by El Paso up to an aggregate amount, if any, by which the balance of the Sponsor Subsidiary Cash Reserve and the Noric Holdings IV Cash Reserve exceeds the sum of (i) the Sponsor Subsidiary Required Cash Reserve Balance, (ii) the Noric Holdings IV Required Cash Reserve Balance, (iii) the E&P Holdback Amount (excluding net payments received by Noric LP in respect of all E&P Participation Agreements) and (iv) the Total Cash Collateral Amount (taking into account all other Cash Collateral Amounts deemed paid under this Section 5.06(d)), each as in effect immediately prior to such deemed payment; provided, however, that no portion of such excess


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
                                       55


amount invested in El Paso Demand Loans (after giving effect to any payment thereof on or prior to the date of such deemed payment of Cash Collateral Amounts) shall be used to make such deemed payment of such Cash Collateral Amount.

                  Section 5.07. Appraisals of Energy Investments. (a) An Appraisal of each Energy Investment shall be undertaken by the Appraiser on the occurrence of each Appraisal Event.

                  (b) Each Sponsor Subsidiary shall co-operate with the Appraiser, Mustang and the Agent to ensure that each Appraisal is timely completed in accordance with the provisions of this Section 5.07. Each Sponsor Subsidiary shall promptly following the occurrence of an Appraisal Event, provide the Appraiser with access to all documents, records and other information necessary for the Appraiser to complete the Appraisal in accordance with this Section 5.07.

                  (c) Prior to the Liquidation Start Date under the Clydesdale Partnership Agreement, Noric Holdings shall, on the date of each Appraisal Event with respect to a Publicly Traded Investment, deliver a certificate to Clydesdale and the Sponsor Subsidiary Collateral Agent certifying the revised Carrying Value of such Publicly Traded Investment. Absent manifest error, the revised Carrying Value of such Publicly Traded Investment shall be deemed to be the value set forth in such certificate.

                  (d) An Appraisal of an Energy Investment (other than an Appraisal pursuant to clause (c) above and Section 5.04(c)(ii)) shall be completed as soon as reasonably practicable after the occurrence of the relevant Appraisal Event, but in any event within 30 days after the date of occurrence of such Appraisal Event (or, if such 30th day is not a Business Day, the next succeeding Business Day) (the date of completion of such Appraisal, the "APPRAISAL DATE").

                  (e) If an Appraisal of an Energy Investment pursuant to clause
(d) above is not completed within 30 days after the date of occurrence of the Appraisal Event giving rise to the Appraisal (or if such 30th day is not a Business Day, the next succeeding Business Day), then the value of such Energy Investment shall be deemed to be $0 until the next Appraisal Date for such Energy Investment.

                  (f) Within 5 Business Days after each Appraisal Date, a Responsible Officer of El Paso shall deliver to Clydesdale a Compliance Certificate, showing the pro forma calculations of the financial covenants in Sections 5.04(a), (b) and (f) in sufficient detail as of the date of such Compliance Certificate, together with copies of any such Appraisals; provided that such pro forma calculations shall use the newly appraised Carrying Values of all Energy Investments and the EBITDA of such Energy Investments as of date of the financial statements reflected in the last Compliance Certificate delivered pursuant to Section 5.4 of the El Paso Agreement. For the purposes of this clause (f), an Appraisal of each Publicly Traded Investment shall be undertaken on the date of such Compliance Certificate to enable calculation of such financial covenants.

                  Section 5.08. Affirmative Covenants with Respect to Controlled Businesses. At all times until the Debt Collection Date, each Sponsor Subsidiary will, unless otherwise


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
                                       56


consented to in writing by Clydesdale, with respect to each Controlled Business relating to each Energy Investment owned by such Sponsor Subsidiary (but subject to Part VII of the Transaction Asset Schedule with respect to each such Controlled Business):

                  (a) Compliance with Applicable Laws, Etc. Cause such Controlled Business to comply with, and its properties to be maintained and used in accordance with, all Applicable Laws applicable to it or its properties, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (b) Payment of Taxes, Etc. Cause such Controlled Business to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims which, if unpaid, might by law become a Lien upon its property; provided, however, that such Controlled Business shall not be required to pay or discharge any such tax, assessment, governmental charge, levy or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (c) Preservation of Existence, Etc. Except as otherwise permitted under Section 5.09(c) below, cause such Controlled Business to preserve and maintain its existence as a corporation, limited liability company or other applicable Business Entity and its rights (charter and statutory) and authority.

                  (d) Inspection Rights. Upon reasonable, and in any event at least three Business Days', prior notice and during normal business hours and not more often than is reasonable under the circumstances, permit Clydesdale, any Clydesdale Partner or the Sponsor Subsidiary Collateral Agent or, in each case, any agents or representatives thereof to examine the records and books of account of such Controlled Business, and to discuss the affairs, finances and accounts of such Controlled Business with any officer of such Sponsor Subsidiary or its managing member and to disclose to such Person any and all financial statements and other information of any kind relating to such Controlled Business and, after prior notice to such Sponsor Subsidiary, to discuss the affairs, finances and accounts of such Sponsor Subsidiary with its independent certified public accountants and permit such accountants to disclose to such Person any and all financial statements and other information of any kind that they may have with respect to such Controlled Business. The Sponsor Subsidiaries jointly and severally shall assume or pay all reasonable costs and expenses associated with any such examination, discussion or copying; provided, however, that, except (i) during the existence of an Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event or (ii) where Clydesdale or a Clydesdale Partner acting in good faith reasonably believes there to be a reasonable expectation that an Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event has occurred and is continuing, the Sponsor Subsidiaries shall only be liable for the costs and expenses of one such examination or discussion per Fiscal Year.


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
                                       57


                  (e) Keeping of Books. Cause such Controlled Business to keep complete, proper and separate books of record and account, including a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the operation of the business of such Controlled Business, all in accordance with GAAP, in each case to the extent necessary to enable such Sponsor Subsidiary to comply with the periodic reporting requirements of this Agreement.

                  (f) Performance of Documents. Cause such Controlled Business to:

                           (i) perform and observe in all material respects all
                  of the terms and provisions of each Material Agreement to be performed or observed by it;

                           (ii) maintain, to the extent it has the capacity to
                  do so, each such Material Agreement to which such Controlled Business is a party; provided that such Sponsor Subsidiary may terminate, or permit a Controlled Business to terminate, a Material Agreement if prior to or contemporaneously with such termination a replacement or substitute agreement is entered into, the terms (including the financial terms) of which are not materially less favorable to such Sponsor Subsidiary or Controlled Business, as the case may be, than the terminated Material Agreement, and such Sponsor Subsidiary delivers to Clydesdale and the Sponsor Subsidiary Collateral Agent a revised Transaction Asset Schedule reflecting such termination and replacement or substitution;

                           (iii) promptly enforce to the extent it is
                  commercially reasonable to do so in all material respects each such Material Agreement in accordance with its terms (subject to the terms of Article VI hereof);

                           (iv) take all such action to such end (not in
                  violation of its Organizational Documents) as may be from time to time reasonably requested by Clydesdale or (in the case of any Material Agreement relating to a Controlled Business held by a Sponsor Subsidiary) the Sponsor Subsidiary Collateral Agent; and

                           (v) upon the request of Clydesdale, make to each
                  other party to each such Material Agreement such demands and requests for information and reports or for action as such Controlled Business is entitled to make under such Material Agreement.

                  (g) Maintenance of Licenses and Permits. Cause such Controlled Business to maintain all licenses and permits necessary to own its properties and to conduct its activities in accordance with all Applicable Laws applicable to it or its properties, except for such failures as could not reasonably be expected to result in a Material Adverse Effect.

                  (h) Maintenance of Insurance. Cause such Controlled Business to maintain or cause to be maintained, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies


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                                       58


         engaged in similar businesses and owning similar properties in the same general areas in which such Controlled Business operates.

                  (i) Maintenance of Title to Assets. Cause such Controlled Business to maintain legal and beneficial title to each of its assets, except as otherwise permitted under Section 5.09(d) below.

                  (j) Transactions with Affiliates. Cause such Controlled Business to conduct all transactions otherwise permitted under the Operative Documents with any of its Affiliates, including El Paso and any of its Affiliates:

                           (i) on terms required for any such transaction under
                  the Operative Documents; or

                           (ii) otherwise on terms that are fair and reasonable
                  and that provide for exchanges of fair consideration and reasonably equivalent value between or among the parties thereto.

                  Section 5.09. Negative Covenants with Respect to Each Controlled Business. At any time until the Debt Collection Date, each Sponsor Subsidiary will not, without the written consent of Clydesdale with respect to each Controlled Business held by such Sponsor Subsidiary (but subject to Part VII of the Transaction Asset Schedule with respect to each such Controlled Business):

                  (a) Liens, Etc. Permit such Controlled Business to create, incur, assume or suffer to exist any Lien on or with respect to any of its properties or assets of any character whether now owned or hereafter acquired, or assign any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions:

                           (i) Liens to secure the performance of tenders, bids,
                  leases, trade contracts (not for borrowed money), regulatory or statutory obligations, surety or appeal bonds, tender or performance and return of money bonds, bankers' acceptances, government contracts or other obligations of a like nature incurred in the ordinary course of business;

                           (ii) Liens to secure any purchase money Indebtedness
                  permitted by Section 5.09(b)(iv) below and covering only the property acquired by such Indebtedness, accessions thereto and the proceeds thereof;

                           (iii) Liens arising out of any conditional sale or
                  other title retention agreement permitted by Section 5.09(b)(v) below and covering only the property subject thereto and the proceeds thereof;

                           (iv) Liens to secure any Indebtedness under any
                  capital lease permitted by Section 5.09(b)(vi) below and covering only the property subject thereto and the proceeds thereof;


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                                       59


                           (v) Liens for taxes, assessments or governmental
                  charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

                           (vi) Liens arising by operation of law of landlords
                  and carriers, warehousemen, mechanics, suppliers, sellers, materialmen, or repairmen, or other similar Liens, in each case arising in the ordinary course of business and with respect to amounts not yet delinquent or that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

                           (vii) Liens incurred or deposits made in the ordinary
                  course of business in connection with workers' compensation, unemployment insurance and other types of social security;

                           (viii) easements, rights-of-way, municipal and zoning
                  and building ordinances and similar charges, encumbrances, title defects or other irregularities, governmental restrictions on the use of property or conduct of business, and Liens in favor of governmental authorities and public utilities, that do not materially interfere with the ordinary course of business of such Controlled Business;

                           (ix) leases or subleases granted to other Persons
                  that do not materially interfere with the ordinary course of business of such Controlled Business;

                           (x) any interest or title of a lessor in the property
                  subject to any capital lease or operating lease permitted by
                  Section 5.09(b) below and the proceeds thereof;

                           (xi) any option or other agreement to purchase any
                  asset of such Controlled Business the purchase, sale or other disposition of which is not prohibited by any other provision of the Operative Documents;

                           (xii) Liens arising from the rendering of an interim
                  or final judgment or order against such Controlled Business; provided that the aggregate principal amount of all Liens arising under any judgment or order that is not stayed or dismissed within 60 days of the date thereof does not exceed $50,000,000, and Liens imposed against such Controlled Business in connection with any claim against such Controlled Business so long as the claim is being contested in good faith and does not materially and adversely affect the business and operations of such Controlled Business;

                           (xiii) Liens securing reimbursement obligations with
                  respect to letters of credit permitted by Section 5.09(b)(vii) below that encumber documents and other property relating to such letters of credit and the proceeds thereof;


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                                       60


                           (xiv) Liens encumbering customary initial deposits
                  and margin deposits;

                           (xv) royalties, overriding royalties, reversionary
                  interests and similar burdens with respect to the Oil and Gas Properties of any CIG Controlled Business to the extent such burdens do not reduce such CIG Controlled Business' net interest in production in its Oil and Gas Properties below the interests as at the Third Restatement Date and do not operate to deprive such CIG Controlled Business of any material right in respect of its Oil and Gas Properties; or

                           (xvi) operator's Liens incidental to the maintenance,
                  development or operation of the Oil and Gas Properties of any CIG Controlled Business in each case arising in the ordinary course of business securing amounts not yet delinquent or that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; or

                           (xvii) Liens extending, renewing or replacing any of
                  the foregoing Liens; provided that the principal amount of the Indebtedness or other obligation secured by such Lien is not increased or the maturity thereof shortened and such Lien is not extended to cover any additional Indebtedness, obligations or property, other than like obligations and the substitution of like property (or categories of property to the extent the terms of the Lien being extended, renewed or replaced, extended to or covered such categories of property) or the proceeds of the property subject thereto.

                  (b) Indebtedness. Permit such Controlled Business to create, incur, assume or suffer to exist, any Indebtedness other than Indebtedness created, incurred or assumed for or in respect of:

                           (i) Indebtedness of the type described in clause (i)
                  of the definition thereof constituting accounts payable incurred in the ordinary course of business;

                           (ii) Hedge Agreements designed to hedge against
                  fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice;

                           (iii) obligations as lessee under leases of
                  Non-Principal Property that have been or should be, in accordance with GAAP, recorded as operating leases;

                           (iv) obligations of such Controlled Business for the
                  deferred purchase price of property or services;

                           (v) obligations of such Controlled Business created
                  or arising under any conditional sale or other title retention agreement with respect to property acquired by such Controlled Business (whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

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                                       61

                           (vi)obligations of such Controlled Business in
                   respect of Capitalized Leases;

                           (vii) obligations, contingent or otherwise, of such
                  Controlled Business under acceptance, letter of credit or similar facilities;

                           (viii) obligations of such Controlled Business
                  evidenced by bonds, notes, debentures or other similar instruments, but only to the extent that such obligations relate to any of the obligations referred to in clause (iv),
                  (v) or (vii) above;

                           (ix) obligations of other Persons of the type
                  described in clause (iv), (v), (vi), (vii) or (viii) above guaranteed directly or indirectly in any manner by such Controlled Business;

                           (x) any Indebtedness of such Controlled Business (not
                  otherwise described herein) secured by any Lien permitted under Section 5.09(a) above;

                           (xi) obligations of such Controlled Business as
                  lessee under leases of Principal Property that have been or should be, in accordance with GAAP, recorded as operating leases;

                           (xii) Indebtedness of any Controlled Business
                  relating to an Energy Investment owing to any other Controlled Business relating to the same Energy Investment;

                           (xiii) the Controlled Business Debt and the CIG
                  Existing Debt and any refinancings of the Debt referred to in clause (i) of the definition of Controlled Business Debt pursuant to Section 5.03(a) to the extent that any such refinanced Debt is not subject to a CBD Maturity Condition (any such refinanced Debt, the "REFINANCED CONTROLLED BUSINESS DEBT"); and

                           (xiv) in the case of any CIG Controlled Business,
                  Hedge Agreements with Approved Hedge Counterparties designed to hedge against fluctuations in oil and gas prices incurred in the ordinary course of business and consistent with prudent business practice so long as the aggregate volume of oil and/or gas (as applicable) hedged under each such Hedge Agreement of a CIG Controlled Business does not materially exceed the projected actual production of oil and/or gas (as applicable) from proved reserves of such CIG Controlled Business for such period; and

                           (xv) any obligation of CIG Production Company, L.P.
                  to reimburse the general partner of such Underlying Business for expenses reasonably incurred by the general partner in connection with the operation of the business of such Underlying Business as contemplated in Section 5(D) of the Agreement of Limited Partnership of CIG Production Company, L.P., dated as of March 15, 1994, by and between Interstate Resource Management Company, as general partner, and Colorado Water Supply Company, as limited partner.


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
                                       62


         provided, however, that the aggregate amount of all Indebtedness of all Controlled Businesses relating to Energy Investments owned by the Sponsor Subsidiaries under or in respect of clauses (iv) to (xi) (inclusive) shall not at any time exceed 10% of the Aggregate Energy Investment Loan Value Amount at such time (taking the Indebtedness under clause (xi) above at the net present value of the aggregate amount of (without duplication) all remaining lease payments and liquidated damages on or in respect of all such leases discounted to the time of determination at a discount rate of 8% per annum).

                  (c) Mergers, Etc. Permit such Controlled Business to enter into any transaction of consolidation or merger with or into any other Person, except (i) if the Sponsor Subsidiaries prepay the Advances in accordance with Section 2.05(b)(i), together with all amounts required to be paid pursuant to Section 2.06(c) or (ii) a Controlled Business may consolidate with or merge into another Controlled Business provided that (A) immediately before and after giving effect to such consolidation or merger no Notice Event, Termination Event, Event of Default, Liquidating Event or Incipient Event has occurred and is continuing and (B) the Energy Investment or Energy Investments, as the case may be, relating to such merged or consolidated Controlled Business or Controlled Businesses, as the case may be, are pledged, transferred and assigned to the Sponsor Subsidiary Collateral Agent under the Sponsor Subsidiary Security Agreement and such pledge, transfer and assignment is perfected in accordance with the terms thereof.

                  (d) Acquisitions, Sales, Etc. of Assets. Permit such Controlled Business to (i) enter into any sale and leaseback transaction, (ii) purchase or otherwise acquire (in one or a series of related transactions) any portion of the property or assets of any Person or (iii) Dispose of, or grant any option with respect to, directly or indirectly (or agree to any of the foregoing at any future time), all or any material portion of its property or assets, except:

                           (A) in the case of any Controlled Business:

                                    (1) any purchase or other acquisition of any
                           property or assets by such Controlled Business the purchase price of which is individually or, if such property or assets are purchased in a series of related transactions, in the aggregate less than $5,000,000;

                                    (2) any purchase or other acquisition of
                           property or assets by such Controlled Business which would following such purchase or acquisition become eligible for rate coverage under the regulations promulgated by FERC; or

                                    (3) any purchase or other acquisition of Oil
                           and Gas Properties that are within reasonable proximity to the geographic location of the Oil and Gas Properties listed on Schedule 5.09(d)(A), and any fixtures and equipment necessary for the production, maintenance and operation of any such existing or acquired Oil and Gas Properties; provided that such purchase or acquisition is funded from capital contributions made by El


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
                                       63


                           Paso or an Affiliate of El Paso (other than a Sponsor Subsidiary or any Intermediate Holder) through the applicable Sponsor Subsidiary.

                           (B) any Disposition of all or substantially all of
                  the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business relating to any Energy Investment (other than a Publicly Traded Investment, Dispositions described in clause (C) below and except as otherwise permitted under clause (G) below); provided that:

                                    (1) no Liquidating Event, Termination Event,
                           Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result from such Disposition and the Sponsor Subsidiaries, Noric and Noric LP shall be in compliance with Section 5.04 on a pro forma basis as of the last date of the calculation of the covenants in Section 5.04 (after giving pro forma effect to any payment, including any deemed payment, of Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve and the Noric Holdings IV Cash Reserve on the date of such Disposition and the prepayment of Advances pursuant to clause (2) below); and

                                    (2) on the effective date of a Disposition,
                           the Sponsor Subsidiaries shall prepay the Advances in accordance with Section 2.05(b)(iii);

                           (C) starting from the Third Restatement Date, any
                  Disposition of property, plant and equipment (as defined under GAAP) of an Underlying Business or Equity Interests in any Intermediate Holder or Underlying Business relating to any Energy Investment (not subject to clause (B) above or otherwise permitted under clause (G) below) if the cumulative aggregate amount of Net Cash Proceeds from such Disposition (together with all such other Dispositions) does not exceed $15,000,000;

                           (D) starting from the Third Restatement Date, any
                  Disposition of property, plant and equipment (as defined under GAAP) of an Underlying Business or Equity Interests in any Intermediate Holder or Underlying Business relating to any Energy Investment (not subject to clause (B) above or otherwise permitted under clause (G) below) if the cumulative aggregate amount of Net Cash Proceeds from such Disposition (together with all such other Dispositions) exceeds $15,000,000; provided, however, that all such Net Cash Proceeds in excess of $15,000,000 shall be deposited by the Underlying Business that made such Disposition into the Proceeds Account of such Underlying Business and shall be applied pursuant to Section 5.11(a);

                           (E) any sale of current assets (as defined under
                  GAAP), other than as contemplated under clause (F) below, of an Underlying Business in the ordinary course of business of such Underlying Business;


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                                       64


                           (F) the limited recourse sale of accounts receivable
                  providing, by their terms, for payment within 30 days from the date of the original invoice, in connection with the factoring or securitization thereof, which sale is non-recourse to the extent customary in factoring or securitization transactions (as applicable); and

                           (G) any Disposition of all or substantially all the
                  assets of, or Equity Interests in, any CIG Excluded Subsidiary, provided that (i) such Disposition shall not be permitted, in the case of CIG Exploration, Inc. or CIG Field Services Company (as the case may be), to the extent that CIG Exploration, Inc. or CIG Field Services Company (as the case may be) has acquired assets on or after the Restatement Date and, in the case of any other CIG Excluded Subsidiary, to the extent that it has acquired assets on or after the Third Restatement Date, unless such assets were acquired with funds from (x) in the case of CIG Exploration, Inc. or CIG Field Services Company, cash balances on hand at CIG Exploration, Inc. or CIG Field Services Company as of the Third Restatement Date or, in the case of any other CIG Excluded Subsidiary, cash balances on hand at such CIG Excluded Subsidiary as of the Third Restatement Date, (y) in the case of CIG Exploration Inc. or CIG Field Services Company, EBITDA generated after the Third Restatement Date by CIG Exploration, Inc. or CIG Field Services Company or, in the case of any other CIG Excluded Subsidiary, EBITDA generated after the Third Restatement Date by such CIG Excluded Subsidiary, or (z) capital contributions made by El Paso or an Affiliate of El Paso (other than a Sponsor Subsidiary or any Intermediate Holder relating to the CIG Excluded Subsidiaries) through the applicable Sponsor Subsidiary and (ii) the Net Cash Proceeds from and to the extent of any such permitted Disposition may be deposited, at El Paso's election, in any account of El Paso or any of its Affiliates;

         provided, however, that if, at the time of any such Disposition described in clauses (C) and (D) above, an El Paso RA Event has occurred and is continuing, such Sponsor Subsidiary shall apply such Net Cash Proceeds to prepay Advances in accordance with Section 2.05(b)(viii).

                  (e) Investments. Permit such Controlled Business to make or hold any Investment other than:

                           (i) demand loans to El Paso or any of its Affiliates
                  ("AFFILIATE LOANS"); provided that an Affiliate Loan may only be made if:

                                    (A) no Incipient Event, Event of Default,
                           Notice Event, Termination Event or Liquidating Event shall have occurred and be outstanding or shall result therefrom; and

                                    (B) (1) in the case of any Affiliate Loan made to El Paso, El Paso has; or


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                                       65


                                             (2) in the case of any Affiliate
                                    Loan made to an Affiliate of El Paso, such Affiliate Loan is guaranteed by El Paso and El Paso has,

                           a senior unsecured long term debt credit rating of at least BBB- by S&P or at least Baa3 by Moody's,

                  provided further that (x) if a Liquidating Event shall occur, such Sponsor Subsidiary shall cause such Controlled Business to forthwith demand repayment of such Affiliate Loan and (y) after the occurrence and during the continuance of an El Paso RA Event, any existing Affiliate Loans shall be permitted to be maintained but no additional Affiliate Loans shall be permitted;

                           (ii) Investments by such Controlled Business in any
                  Cash Equivalents;

                           (iii) Investments by such Controlled Business in any
                  Indebtedness permitted under Section 5.09(b) above;

                           (iv) loans and advances to employees in the ordinary
                  course of the business of any such Controlled Business; and

                           (v) Investments by such Controlled Business in
                  limited partnership interests of CIG Production Company, L.P., a Delaware limited partnership, existing on the Third Restatement Date, and additional Investments by such Controlled Business in such limited partnership interests of CIG Production Company, L.P. made on or after the Third Restatement Date funded from capital contributions made by El Paso or an Affiliate of El Paso (other than a Sponsor Subsidiary or any Intermediate Holder relating to such Controlled Business) through the applicable Sponsor Subsidiary.

                  (f) Amendment, Etc. of Material Agreements. Permit such Controlled Business to:

                           (i) cancel or terminate any Material Agreement;

                           (ii) consent to or accept any cancellation or
                  termination of any Material Agreement;

                           (iii) amend, modify or change in any manner any term
                  or condition of any Material Agreement;

                           (iv) give any consent, waiver or approval under any
                  Material Agreement;

                           (v) waive any default under or any breach of any term
                  or condition of any Material Agreement; or



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                           (vi) agree in any manner to any other amendment,
                  modification or change of any term or condition of any Material Agreement,

         other than (A) any amendment, supplement, cancellation, termination, consent, approval, waiver or modification consented to or waived by Clydesdale or (B) any amendment, supplement, cancellation, termination, consent, approval, waiver or modification which would not have a material adverse effect on the business, operations, performance, properties, or financial condition of any Controlled Business and provided that after giving effect to any such amendment, supplement, cancellation, termination, consent, approval, waiver or modification no Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event shall have occurred and be continuing and the Sponsor Subsidiaries, Noric and Noric LP shall be in compliance with the financial covenants in Section 5.04 on a pro forma basis as of the last date of the calculation of the covenants in Section 5.04.

                  (g) Negative Pledge. Permit such Controlled Business to enter into or suffer to exist any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets except as set forth in the Operative Documents or except in connection with:

                           (i) any purchase money Indebtedness permitted by
                  Section 5.09(b)(iv) solely to the extent that the agreement or instrument governing such Indebtedness prohibits a Lien on the property acquired with the proceeds of such Indebtedness, accessions thereto or the proceeds thereof;

                           (ii) any Capitalized Lease of any Controlled Business
                  permitted by Section 5.09(b)(vi) solely to the extent that the agreement or instrument governing such Capitalized Lease prohibits a Lien on the property subject thereto or the proceeds thereof; or

                           (iii) the Controlled Business Debt, the Refinanced
                  Controlled Business Debt or the CIG Existing Debt, as applicable, solely to the extent that the agreements governing such Controlled Business Debt, Refinance Controlled Business Debt and CIG Existing Debt, as applicable, prohibit a Lien on the property of the respective Controlled Business (including property of Subsidiaries constituting Underlying Businesses with respect to an Underlying Business that is the obligor on any Controlled Business Debt, Refinanced Controlled Business Debt or CIG Existing Debt, as applicable); provided that to the extent any provision of the Loan Documents creates a Lien (as defined in the agreements related to the Controlled Business Debt, Refinanced Controlled Business Debt or CIG Existing Debt, as applicable) on the property of any Controlled Business, such Lien shall be permitted under such agreements.

                  (h) Affiliate Loans. (i) Subject to Section 5.09(e), permit such Controlled Business to:

                           (A) cancel, terminate or forgive any Affiliate Loan;


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                                       67


                           (B) consent to or accept any cancellation,
                  forgiveness or termination of any Affiliate Loan; or

                           (C) waive any default under or any breach of any term
                  or condition of any Affiliate Loan, other than (1) any waiver consented to by Clydesdale or (2) any waiver which would not have a Material Adverse Effect or a material adverse effect on the business, operations, performance, properties, or financial condition of any Controlled Business and provided that after giving effect to such waiver no Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event shall have occurred and be continuing and the Sponsor Subsidiaries, Noric and Noric LP shall be in compliance with the financial covenants in Section 5.04 on a pro forma basis as of the last date of the calculation of covenants in Section 5.04.

                  (ii) Permit such Controlled Business to make any Investment in El Paso or any Affiliate of El Paso to be evidenced by, or acquire by purchase or contribution, any Affiliate Loan except to the extent permitted by Section 5.09(e), unless at the time of such making or acquisition (A) the borrowing evidenced by the Affiliate Loan has been duly authorized by all required corporate action, such action has been duly certified by the secretary or an assistant secretary of El Paso or such Affiliate, and such certification has been delivered to it, together with certificates as to incumbency and due authorization of the officers of El Paso or such Affiliate authorized to execute and deliver such Affiliate Loan (which certified action may be one so taken and certification may be one so delivered before that Investment or acquisition if the certified action remains in effect at the time of, and is applicable to, that acquisition) and (B) such Affiliate Loan is the legal, valid and binding obligation of El Paso or the Affiliate of El Paso (as applicable) enforceable against El Paso or such Affiliate of El Paso in accordance with its terms. The making or acquisition of any Affiliate Loan shall constitute a representation by the Sponsor Subsidiaries that this Section 5.09(h) has been satisfied and that the matters referred to in subclauses (A) and (B) above are true and correct as of the date of such making or acquisition.

                  (i) Payments under Controlled Business Debt, Refinanced Controlled Business Debt and CIG Existing Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Controlled Business Debt, Refinanced Controlled Business Debt or CIG Existing Debt, except (i) with respect to the Controlled Business Debt, in connection with a refinancing of the Controlled Business Debt in accordance with Section 5.03, (ii) with respect to the CIG Existing Debt, a prepayment or redemption of the CIG Existing Debt funded from capital contributions made by El Paso or an Affiliate of El Paso (other than a Sponsor Subsidiary or any Intermediate Holder) through the applicable Sponsor Subsidiary, and
         (iii) with respect to the CIG Existing Debt, in connection with a refinancing of the CIG Existing Debt to the extent that such refinanced CIG Existing Debt (a) has a maturity date occurring after June 15, 2007 and (b) is not redeemable at the option of the holder, or subject to scheduled mandatory redemption, prior to June 15, 2007.


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                  Section 5.10. Covenants with Respect to E&P Participation
Agreements and Production Payment Agreements.

                  (a) Performance of E&P Participation Agreements and Production Payment Agreements. Until the Debt Collection Date, each Sponsor Subsidiary will, and Noric Holdings I will cause Noric and Noric LP to, and Noric Holdings IV will cause Lusitano as the Lipizzan General Partner to cause Lipizzan to, at all times, unless otherwise consented to in writing by Clydesdale:

                           (i) perform and observe in all material respects all
                  of the terms and provisions of each E&P Participation Agreement and each Production Payment Agreement to which it is a party to be performed or observed by it;

                           (ii) maintain each such E&P Participation Agreement
                  and each such Production Payment Agreement; provided that (A) such Sponsor Subsidiary may terminate or assign any of its rights or obligations under any E&P Participation Agreement to which it is a party in connection with a Disposition of an E&P Asset relating thereto in accordance with Section 5.02(d), (B) Noric LP may terminate or assign any of its rights or obligations under any E&P Participation Agreement to which it is a party in connection with a Disposition of an E&P Asset relating thereto in accordance with Section 5.05(a), and (C) Lipizzan may (but shall not be obligated to) assign, re-convey or release any of its rights or interests in respect of any Production Payment Interest (including any Liens granted under the relevant Production and Delivery Agreement) to the extent attributable to a Disposition of a Subject Interest by any Counterparty to a Production Payment Agreement and otherwise in accordance with Section 5.05(a);

                           (iii) promptly enforce each such E&P Participation
                  Agreement and each such Production Payment Agreement in accordance with its respective terms (subject to the terms of Article VI hereof and the Sponsor Subsidiary Security Agreement);

                           (iv) promptly take all action under or in respect of
                  each such E&P Participation Agreement and each such Production Payment Agreement as may be from time to time reasonably requested by Clydesdale or the Sponsor Subsidiary Collateral Agent; and

                           (v) upon the request of Clydesdale, promptly make to
                  each other Counterparty to each such E&P Participation Agreement and each such Production Payment Agreement such demands and requests for information and reports or for action as such Sponsor Subsidiary, Noric LP or Lipizzan, as the case may be, is entitled to make under such E&P Participation Agreement and such Production Payment Agreement (excluding, prior to the occurrence of a Liquidating Event, any request by a Sponsor Subsidiary, Noric or Noric LP , as the case may be, pursuant to Section 5.1 of any E&P Participation Agreement to convey record title to such Person of all or any part of the Conveyed Interests or


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                  the Material E&P Agreement) (in each case, as defined in such
                  E&P Participation Agreement)).

                  (b) Amendment, Etc., of E&P Participation Agreements and Production Payment Agreements. Until the Debt Collection Date, each Sponsor Subsidiary will not, and Noric Holdings I will cause Noric and Noric LP not to, and Noric Holdings IV will cause Lusitano as the Lipizzan General Partner to cause Lipizzan not to, at any time, without the written consent of Clydesdale:

                           (i) cancel or terminate any E&P Participation
                  Agreement or any Production Payment Agreement to which it is a party; provided that such Sponsor Subsidiary may cancel or terminate any E&P Participation Agreement to which it is a party in connection with a Disposition of an E&P Asset relating thereto in accordance with Sections 5.02(d);

                           (ii) consent to or accept any cancellation or
                  termination of any E&P Participation Agreement to which it is a party; provided that (A) such Sponsor Subsidiary may cancel or terminate any E&P Participation Agreement to which it is a party in connection with a Disposition of an E&P Asset relating thereto in accordance with Section 5.02(d) and (B) Noric LP may cancel or terminate any E&P Participation Agreement to which it is a party in connection with a Disposition of an E&P Asset relating thereto in accordance with Section 5.05(a);

                           (iii) forgive any obligation under, or amend, modify
                  or change in any manner any term or condition of any E&P Participation Agreement or any Production Payment Agreement to which it is a party, other than (A) amendments to Exhibit A to any E&P Participation Agreement to reflect any Disposition by such Sponsor Subsidiary or Noric LP of any interest in any E&P Participation Property, (B) amendments to Exhibit A to any Production Payment Agreement to reflect (x) any assignment, re-conveyance or release by Lipizzan of any of its rights or interests in respect of any Production Payment Interest (including any Liens granted under the relevant Production and Delivery Agreement) to the extent attributable to a Disposition of a Subject Interest by any Counterparty to a Production Payment Agreement and otherwise in accordance with
                  Section 5.05(a) or (y) any acquisition of interests in Production Payment Interests in connection with acquisitions by any Counterparty to a Production Payment Agreement of Subject Interests burdened by a Production Payment and otherwise in accordance with Section 5.05(a) and (C) any amendments to Schedule 1 to any Production Payment Conveyance to reflect any adjustments to the Scheduled Quantities made pursuant to Section 2.09(f); provided that the form of any such assignment, re-conveyance, amendment or release shall be reasonably satisfactory to the Calculation Agent;

                           (iv) give any consent, waiver or approval under any
                  E&P Participation Agreement or any Production Payment Agreement to which it is a party;


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                           (v) waive any default under or any breach of any term
                  or condition of any E&P Participation Agreement or Production Payment Agreement to which it is a party; or

                           (vi) agree in any manner to any other amendment,
                  modification or change of any term or condition of any E&P Participation Agreement or any Production Payment Agreement to which it is a party.

                  Section 5.11. Application of Amounts from Disposition of Transaction Assets(a).

                  (a) Application of Amounts on Deposit in the Proceeds Account. The amounts deposited by any Underlying Business into the Proceeds Account of such Underlying Business pursuant to Section 2.05(b)(viii)(B) and 5.09(d)(D) may, at any time, be invested by such Underlying Business in Cash Equivalents. Each Underlying Business from time to time shall also have the right to apply any amounts on deposit in the Proceeds Account of such Underlying Business (except any amounts deposited thereto pursuant to Section 2.05(b)(viii)(B)) to make Affiliate Loans or Distributions, provided that with respect to any amounts deposited into any Proceeds Account pursuant to Section 5.09(d)(D), such amounts shall be held in such Proceeds Account pending a new Appraisal of the relevant Energy Investment and, on or after the date on which a Responsible Officer of El Paso delivers a Compliance Certificate pursuant to Section 5.07(f), may be applied by the applicable Underlying Business to make Affiliate Loans pursuant to Section 5.09(e) or to make Distributions to a Sponsor Subsidiary by depositing such amounts into the Sponsor Subsidiary Cash Reserve pursuant to
Section 7.02(a)(ii) and subsequently releasing such amounts from the Sponsor Subsidiary Cash Reserve pursuant to Section 7.04(h); provided further that, prior to such application of such amounts, to the extent that the Energy Investment Exposure then in effect is greater than the Aggregate Energy Investment Loan Value Amount at such time, an amount necessary to reduce such Energy Investment Exposure (x) shall have been deposited, or deemed deposited, into the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve as a Cash Collateral Amount and/or (y) shall have been applied (by the Sponsor Subsidiaries or by any Underlying Businesses relating thereto on behalf of such Sponsor Subsidiaries) to prepay the Advances, together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment, in order to ensure compliance with the financial covenant set forth in Section 5.04(f) after giving effect to such deposit and/or prepayment.

                  (b) Application of Amounts on Deposit in the Noric LP Cash Reserve. The amounts deposited by Noric LP into the Noric LP Cash Reserve pursuant to Section 2.05(b)(viii)(C) and Section 5.05(a)(D) may, at any time, be invested by Noric LP in Cash Equivalents. Noric LP from time to time shall also have the right, subject to sub-clauses (i) and (ii) below, to apply any amounts on deposit in the Noric LP Cash Reserve to make El Paso Demand Loans or to make Distributions, provided that:

                  (i) with respect to any amounts deposited into the Noric LP Cash Reserve pursuant to Section 5.05(a)(D), such amounts shall be held in the Noric LP Cash Reserve pending an E&P Borrowing Base Redetermination pursuant to Section 2.09(e) (or, in the absence of such redetermination, a redetermination pursuant to Section 2.09(b)) and, on or after the E&P Borrowing Base Effective Date occurring after any Disposition referred


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
                                       71


         to in Section 5.05(a)(D), may be applied by Noric LP to make El Paso Demand Loans or to make Distributions by depositing such amounts in the Sponsor Subsidiary Cash Reserve pursuant to Section 7.02(a)(ii) and subsequently releasing such amounts from the Sponsor Subsidiary Cash Reserve pursuant to Section 7.04(h); provided that, prior to such application of such amounts, to the extent there is any Collateral Shortfall Amount, the amount necessary to cure such Collateral Shortfall Amount (x) shall have been deposited, or deemed deposited, into the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve as a Cash Collateral Amount and/or (y) shall have been applied to prepay the Advances in accordance with Section 2.05(b)(vi) in order to ensure compliance with the financial covenant set forth in
         Section 5.04(f) after giving effect to such deposit and/or prepayment; and

                  (ii) notwithstanding anything to the contrary contained in clause (i) above, if the new E&P Borrowing Base that will become effective on the next E&P Borrowing Base Effective Date has been determined on the basis of a pro forma Reserve Report, Noric LP may apply, immediately prior to or contemporaneously with such new E&P Borrowing Base becoming effective, (1) an amount not to exceed the aggregate Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(G) and (2) the Net Cash Proceeds from any Dispositions referred to in Sections 5.02(d)(C)(4) and 5.05(a)(D), as the case may be, solely to complete the proposed acquisition of the Relevant Assets reflected in such pro forma Reserve Report and in an aggregate amount not to exceed the aggregate PV-10 Value of such Relevant Assets to be acquired, provided that (x) the new E&P Borrowing Base shall become effective, in accordance with Section 2.09(e), immediately after or contemporaneously with the completion of such acquisition, (y) to the extent there is any Collateral Shortfall Amount, the amount necessary to cure such Collateral Shortfall Amount
         (A) shall have been deposited, or deemed deposited, into the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve as a Cash Collateral Amount and/or (B) shall have been applied to prepay the Advances in accordance with Section 2.05(b)(vi) in order to ensure compliance with the financial covenant set forth in Section 5.04(f) after giving effect to such deposit and/or prepayment, and (z) on or after such new E&P Borrowing Base Effective Date, the remaining balance, if any, of the Net Cash Proceeds from any Disposition referred to in Section 5.05(a)(D) may be applied by Noric LP to make El Paso Demand Loans or to make Distributions by depositing such amounts in the Sponsor Subsidiary Cash Reserve pursuant to Section 7.02(a)(ii) and subsequently releasing such amounts from the Sponsor Subsidiary Cash Reserve pursuant to Section 7.04(h).

                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  Section 6.01. Events of Default. If any of the following events (each an "EVENT OF DEFAULT") shall occur and be continuing:

                  (a) any Sponsor Subsidiary shall fail to pay:


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                                       72


                           (i) any principal on any Advance when the same
                  becomes due and payable; or

                           (ii) any interest on any Advance or any other amount
                  payable by it under this Agreement or under any other Sponsor Subsidiary Credit Document when the same becomes due and payable if such failure to pay shall remain unremedied for five Business Days after such amount becomes due and payable; or

                  (b) any written representation or warranty made or deemed made by any El Paso Party in any Operative Document, or in any certificate or report prepared by or furnished by or on behalf of any Sponsor Subsidiary pursuant to any Operative Document shall prove to have been incorrect in any material respect when made or deemed made; or

                  (c) any Sponsor Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Sections 5.01(m), 5.01(n), 5.01(p), 5.02(a), 5.02(b), 5.02(c), 5.02(d) (other than Section
         5.02(d)(C)(4) (but only with respect to the failure of the Sponsor Subsidiaries to deposit into the Sponsor Subsidiary Cash Reserve an amount equal to the Net Cash Proceeds from any Disposition described in
         Section 5.02(d)(C)(4) in an aggregate amount greater than an amount equal to the difference (but not less than zero) of (x) $5,000,000 minus (y) the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.05(a)(D) that Noric LP has failed to deposit in the Noric LP Cash Reserve plus the aggregate amount of the Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F) that Noric Holdings IV and Lipizzan have failed to deposit in the Noric Holdings IV Cash Reserve, in excess of the then effective Adjusted Redetermination Threshold)), 5.02(e), 5.02(f), 5.02(i), 5.02(m), 5.02(o), 5.02(p), 5.03, 5.04 (excluding Section
         5.04(c)), 5.05 (other than Section 5.05(a)(D) (but only with respect to the failure of Noric LP to deposit into the Noric LP Cash Reserve an amount equal to the Net Cash Proceeds from any Disposition described in
         Section 5.05(a)(D) in an aggregate amount greater than an amount equal to the difference (but not less than zero) of (x) $5,000,000 minus (y) the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.02(d)(C)(4) that the Sponsor Subsidiaries have failed to deposit in the Sponsor Subsidiary Cash Reserve plus the aggregate amount of the Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F) that Noric Holdings IV and Lipizzan have failed to deposit in the Noric Holdings IV Cash Reserve, in excess of the then effective Adjusted Redetermination Threshold) and other than Section 5.05(a)(F) (but only with respect to the failure of Noric Holdings IV and Lipizzan to deposit into the Noric Holdings IV Cash Reserve an amount equal to the Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F) in an aggregate amount greater than an amount equal to the difference (but not less than zero) of (x) $5,000,000 minus (y) the aggregate amount of Net Cash Proceeds from any Disposition described in
         Section 5.02(d)(C)(4) that the Sponsor Subsidiaries have failed to deposit in the Sponsor Subsidiary Cash Reserve plus the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.05(a)(D) that Noric LP has failed to deposit in the Noric LP Cash Reserve, in excess of the then effective Adjusted Redetermination Threshold)), 5.06, 5.09 (other than Section 5.09(d)(D) (but only with respect to the failure


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                                       73


         of the Sponsor Subsidiaries to, or to cause any Controlled Business to, deposit into the relevant Proceeds Account any Net Cash Proceeds from any Dispositions described in Section 5.09(d)(D) in an aggregate amount greater than the first $5,000,000 in excess of $15,000,000) and Section 5.09(g)), 5.10(a)(ii) or 5.10(b) (but, in each case, subject to any provisions relating to the cure of any Default or Event of Default referred to therein) or Section 7.02(a), 7.03(b) or 7.03(d) hereof or
         Section 20 of the Sponsor Subsidiary Security Agreement or El Paso shall fail to cause CIG Production Company L.P. (to the extent it is a CIG Controlled Business) to comply with any of such covenants or agreements applicable to it (as contemplated by Section 5.2(l) of the El Paso Agreement); or

                  (d) any Sponsor Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Section 5.02 (other than as set forth in Section 6.01(c)), 5.09(d)(D) (but only with respect to the failure of the Sponsor Subsidiaries to, or to cause any Controlled Business to, deposit into the relevant Proceeds Account any Net Cash Proceeds from any Dispositions described in Section 5.09(d)(D) in an aggregate amount not greater than the first $5,000,000 in excess of $15,000,000), 5.09(g), 5.10(a)(iv) or 5.10(a)(v) or El Paso shall fail to cause CIG Production Company L.P. (to the extent it is a CIG Controlled Business) to comply with any of such covenants or agreements applicable to it (as contemplated by Section 5.2(l) of the El Paso Agreement), in each case, if such failure shall remain unremedied for five Business Days after the occurrence thereof; or

                  (e) any Sponsor Subsidiary shall fail to perform or observe in any material respect any other term, covenant or agreement contained in any Sponsor Subsidiary Credit Document (other than as set forth in, including giving effect to exclusions of Sections of the Sponsor Subsidiary Credit Agreement set forth in, Section 6.01(a), Section 6.01(c), Section 6.01(d), or Section 6.01(m)) on its part to be performed or observed, or El Paso shall fail to cause CIG Production Company L.P. (to the extent it is a CIG Controlled Business) to comply with any covenants or agreements under Section 5.08, 5.09 or 5.10 applicable to it (other than as set forth in Section 6.01(c) or 6.01(d), in each case, if such failure shall remain unremedied for 30 days following notice thereof by Clydesdale if such failure is reasonably curable; or

                  (f) subject to Section 1.10, at any time that the E&P Borrowing Base exceeds $0 (but tested only as of each Coverage Test
         Date), the ratio of:

                           (i) the aggregate net cash received by the Sponsor
                  Subsidiaries, Lipizzan, Noric, and Noric LP (without double counting) in respect of each Production Payment and each E&P Participation Property which is then part of any E&P Asset for the most recently completed four Fiscal Quarters, provided that, for the purpose of calculating this ratio with respect to each Production Payment, the net cash received shall be deemed to be equal to the lesser of (x) all cash revenues from the Subject Interests (without regard to such Production Payment) minus all operating expenses, capital expenditures and Taxes attributable to the Subject Interests for such most recently completed four Fiscal Quarters and (y) aggregate net cash received by Lipizzan in respect of each


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                  Production Payment for such most recently completed four
                  Fiscal Quarters; provided further that for purposes of calculating this ratio for the period starting on the Third Restatement Date and ending on September 30, 2002, the net cash received with respect to each Production Payment shall be deemed to be equal to that set forth in clause (x) above, over

                           (ii) E&P Notional Interest computed as of the end of
                  the most recently completed Payment Period,

         shall be less than 4.25 to 1; or

                  (g) any judgment or order for the payment of money in excess of $50,000 (or the equivalent in any foreign currency) shall be rendered against any Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such lien, or payment over in respect of such garnishment or similar order, has commenced) or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal, bonding or otherwise, shall not be in effect; or

                  (h) any non-monetary judgment or order shall be rendered against any Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP that is reasonably likely to have a Material Adverse Effect, and there shall be any period of ten consecutive Business Days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (i) any provision of any Sponsor Subsidiary Credit Document after the delivery thereof pursuant to Section 3.01, 3.02 or 3.03 shall for any reason cease, in any material respect, to be valid and binding on or enforceable against any Sponsor Subsidiary; or

                  (j) the Sponsor Subsidiary Collateral Agent shall, at any time after the Closing Date, not have a valid and perfected first priority security interest in the Collateral (other than as a result of Permitted Liens); or

                  (k) any Person who holds an Equity Interest in Appaloosa, Clydesdale, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP or any Sponsor Subsidiary shall transfer its interest therein so that as a result of any such transfer Appaloosa, Clydesdale, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP or such Sponsor Subsidiary (as applicable) is caused to be required to be registered as an "investment company" within the meaning of the Investment Company Act; or

                  (l) a Liquidating Event shall have occurred, or the Liquidation Period with respect to Clydesdale, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP, Appaloosa or a Sponsor Subsidiary shall have expired or terminated; or


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                  (m) the Sponsor Subsidiaries and Noric LP shall fail to
         maintain a credit balance (i) in the Noric LP Cash Reserve equal to at least the Noric LP Required Cash Reserve Balance, (ii) in the Noric Holdings IV Cash Reserve equal to at least the Noric Holdings IV Required Cash Reserve Balance, and (iii) in the Sponsor Subsidiary Cash Reserve equal to at least the Sponsor Subsidiary Required Cash Reserve Balance and any such failure remains unremedied for two Business Days; or

                  (n) any Counterparty to any E&P Participation Agreement shall fail to perform or observe any term, covenant or agreement contained in
         (i) Section 4.2.12, 4.2.20 or 5.1 of such E&P Participation Agreement,
         (ii) Section 4 (other than Sections 4.2.12 and 4.2.20) of such E&P Participation Agreement and such failure shall remain unremedied for five Business Days after the occurrence thereof, or (iii) any other Section of such E&P Participation Agreement in any material respect and such failure shall remain unremedied for 30 days after the occurrence thereof; or

                  (o) any written representation or warranty made or deemed made by any Counterparty in any E&P Participation Agreement or any Production Payment Agreement or in any certificate or report prepared by or furnished by or on behalf of any such Person pursuant to any E&P Participation Agreement or any Production Payment Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

                  (p) any provision of any E&P Participation Agreement after the Closing Date or the applicable Acquisition/Accession Date shall for any reason cease, in any material respect, to be valid and binding on or enforceable against any Counterparty to any E&P Participation Agreement; or

                  (q) any Termination Event of the kind described in paragraph
         (c), (d) or (e) of the definition thereof in Exhibit A to the Clydesdale Partnership Agreement shall occur; or

                  (r) Any Counterparty to a Production Payment Agreement shall fail to perform or observe any term, covenant or agreement contained in
         (i) Section 1.08 of such Production Payment Conveyance or Sections 9(e) or 11(a) of such Production and Delivery Agreement, (ii) Section 1.07 of such Production Payment Conveyance or Section 9 (other than Section 9(e)) of such Production and Delivery Agreement and such failure shall remain unremedied for five Business Days after the occurrence thereof or (iii) any other Section of such Production Payment Agreement in any material respect and such failure shall remain unremedied for 30 days after the occurrence thereof; or

                  (s) any provision of any Production Payment Agreement after the Third Restatement Date or the applicable Acquisition/Accession Date shall for any reason cease, in any material respect, to be valid and binding on or enforceable against any Counterparty to any Production Payment Agreement,

then, and in any such event, Clydesdale may by notice to Noric Holdings (in its individual capacity and on behalf of all Sponsor Subsidiaries) declare all Advances, all interest thereon, all


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amounts required to be paid pursuant to Section 2.06(c) and all other amounts payable under this Agreement and the other Sponsor Subsidiary Credit Documents to be forthwith due and payable, whereupon all Advances, all such interest, amounts under Section 2.06(c) and other amounts under the Sponsor Subsidiary Credit Documents shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Sponsor Subsidiary; provided, however, that in the event of either (i) an actual or deemed entry of an order for relief with respect to any Sponsor Subsidiary under the United States Bankruptcy Code as then in effect or (ii) the occurrence of the event described in clause (s) above, all Advances, all such interest, all such amounts under Section 2.06(c) and all such other amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Sponsor Subsidiary. The Sponsor Subsidiary Collateral Agent and Clydesdale shall each have, in addition to all other rights and remedies under the Sponsor Subsidiary Credit Documents or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative.

                  Without limiting the foregoing, after the occurrence of an Event of Default:

                  (i) Clydesdale may (acting on the instructions of Mustang):

                           (A) direct the Sponsor Subsidiary Collateral Agent to
                  apply all or any part of the credit balance in the Sponsor Subsidiary Cash Reserve and the Noric Holdings IV Cash Reserve in prepayment of any Obligations of any Sponsor Subsidiary under the Sponsor Subsidiary Credit Documents; and/or

                           (B) exercise the rights of Noric Holdings I in
                  respect of its Noric Class A Membership Interest; and in turn Noric's rights in respect of its Palomino Membership Interest and its Paso Fino Membership Interest, and Palomino's and Paso Fino's rights in respect of Palomino's Noric LP General Partnership Interest and Paso Fino's Noric LP Limited Partnership Interest; and/or

                           (C) exercise the rights of Noric Holdings IV in
                  respect of its Lipizzan Limited Partnership Interest and its Lusitano Membership Interest; and in turn Lusitano's rights in respect of its Lipizzan General Partnership Interest; and/or

                           (D) exercise the rights of each Sponsor Subsidiary
                  under each Sponsor Subsidiary Company Agreement to call for mandatory capital contributions from the Sponsor Subsidiary Members in respect of the Maximum Clawback Amount; and/or

                           (E) exercise any right, remedy, power or privilege of
                  any Sponsor Subsidiary, or cause Noric or Noric LP (as the case may be) to exercise any right, remedy, power or privilege of Noric or Noric LP (as the case may), under or in respect of any E&P Participation Agreement to which such Sponsor Subsidiary, Noric, or Noric LP (as the case may be) is a party; and/or

                           (F) exercise any right, remedy, power or privilege of
                  Noric Holdings IV, or cause Lusitano or Lipizzan (as the case may be) to exercise any right,


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                  remedy, power or privilege of Lusitano or Lipizzan (as the case may), under or in respect of any Production Payment Agreement to which Noric Holdings IV or Lipizzan (as the case may be) is a party; and/or

                           (G) exercise any right, remedy, power or privilege of
                  each Sponsor Subsidiary, or cause Lusitano, Lipizzan, Noric or Noric LP to exercise any right, remedy, power or privilege of Lusitano, Lipizzan, Noric or Noric LP, under the El Paso Guaranty; and

                  (ii) the Sponsor Subsidiary Collateral Agent shall make such demands under any letter of credit issued for the benefit of any Sponsor Subsidiary or any El Paso Demand Loan or Affiliate Loan and liquidate such other Permitted Investments as are necessary to give effect to the prepayment referred to in clause (i)(A) above.

                                   ARTICLE VII

                    ADMINISTRATION, SETTLEMENT AND COLLECTION

                  Section 7.01. Maintaining the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Operating Account. Until the Debt Collection Date:

                  (a) Noric Holdings will maintain the Sponsor Subsidiary Cash Reserve and the Sponsor Subsidiary Operating Account with the Sponsor Subsidiary Collateral Agent, such accounts to be in the name of Noric Holdings, but subject to the sole dominion and control of the Sponsor Subsidiary Collateral Agent. Noric Holdings IV will maintain the Noric Holdings IV Cash Reserve with the Sponsor Subsidiary Collateral Agent, such account to be in the name of Noric Holdings IV, but subject to the sole dominion and control of the Sponsor Subsidiary Collateral Agent.

                  (b) It shall be a term and condition of the Noric Holdings IV Cash Reserve, the Sponsor Subsidiary Cash Reserve and the Sponsor Subsidiary Operating Account, and on or prior to the date hereof Noric Holdings IV and Noric Holdings, as the case may be, shall give to the Sponsor Subsidiary Collateral Agent written notice and shall obtain the Sponsor Subsidiary Collateral Agent's written agreement (such notice and agreement to be in form and substance satisfactory to the Sponsor Subsidiary Collateral Agent and Clydesdale), that notwithstanding any term or condition to the contrary in any other agreement relating to the Noric Holdings IV Cash Reserve, the Sponsor Subsidiary Cash Reserve and the Sponsor Subsidiary Operating Account, no amount (including interest on Permitted Investments held in the Noric Holdings IV Cash Reserve, the Sponsor Subsidiary Cash Reserve and the Sponsor Subsidiary Operating Account) shall be paid or released from the Noric Holdings IV Cash Reserve, the Sponsor Subsidiary Cash Reserve to or for the account of, or withdrawn by or for the account of, Noric Holdings IV, Noric Holdings, any other Sponsor Subsidiary, or any other Person other than pursuant to instructions originated by the Sponsor Subsidiary Collateral Agent, which shall in turn


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         act at the direction of Clydesdale, and without the need for further consent by Noric Holdings IV, Noric Holdings, any other Sponsor Subsidiary, or any other Person.

                  (c) Clydesdale shall give all necessary directions to the Sponsor Subsidiary Collateral Agent to effect the following investments, payments or withdrawals under this Section 7.01 and the Sponsor Subsidiary Collateral Agent may rely on such directions as certifying that the requirements of the Operative Documents have been met with respect to such investments, payments and withdrawals:

                           (i) with respect to the Noric Holdings IV Cash
                  Reserve and the Sponsor Subsidiary Cash Reserve:

                                    (A) amounts standing to the credit of the
                           Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Cash Reserve may be invested in Permitted Investments in accordance with Section 7.03; provided, however, that the Total Cash Collateral Amount shall not be invested in El Paso Demand Loans; and

                                    (B) withdrawals may be made from the Noric
                           Holdings IV Cash Reserve and the Sponsor Subsidiary Cash Reserve in accordance with Sections 7.04, 7.06 and 7.07; and

                           (ii) with respect to the Sponsor Subsidiary Operating
                  Account:

                                    (A) Noric Holdings may invest amounts
                           standing to the credit of the Sponsor Subsidiary Operating Account in Permitted Investments in accordance with Section 7.03; and

                                    (B) withdrawals may be made from the Sponsor
                           Subsidiary Operating Account in accordance with Sections 7.05, 7.06 and 7.07.

                  The Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Operating Account shall be subject to Applicable Laws and applicable regulations of any competent banking authority, as may now or hereafter be in effect.

                  Each Sponsor Subsidiary shall have an undivided interest in the Sponsor Subsidiary Cash Reserve to the extent of any funds deposited by or on behalf of such Sponsor Subsidiary in the Sponsor Subsidiary Cash Reserve.

                  Each Sponsor Subsidiary hereby acknowledges and agrees that the Sponsor Subsidiary Collateral Agent has sole dominion and control of the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Operating Account. Each Sponsor Subsidiary agrees not to take any action inconsistent with the preceding sentence.

                  To the extent that El Paso or its Affiliates have arranged to have letters of credit issued for the benefit of any Sponsor Subsidiary in respect of any obligations owing to such Sponsor Subsidiary by El Paso or such Affiliates, the Sponsor Subsidiary Collateral Agent shall be entitled to draw under such letters of credit in compliance therewith.


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                  Section 7.02. Deposit of Funds into the Sponsor Subsidiary
Cash Reserve and Noric Holdings IV Cash Reserve. (a) Noric Holdings IV shall deposit, or shall cause to be deposited, into the Noric Holdings IV Cash Reserve forthwith upon receipt thereof all amounts received by it or payable to it on any account whatsoever (including, in the case of any Disposition referred to in clause (ii)(2) below, received by or payable to Lipizzan) and each other Sponsor Subsidiary shall deposit, or shall cause to be deposited, into the Sponsor Subsidiary Cash Reserve forthwith upon receipt thereof all amounts received by it or payable to it on any account whatsoever (or, in the case of any Disposition referred to in clause (ii)(3) below, received by or payable to any Intermediate Holder or Underlying Business) including:

                  (i) any payment of interest under the A-Loan Notes and any prepayment of principal of the A-Loan Notes described in Section 2.05(b)(v);

                  (ii) (1) the Net Cash Proceeds from the Disposition of any Energy Investments owned by any Sponsor Subsidiary and of any E&P Asset constituting E&P Participation Properties owned by any Sponsor Subsidiary and Noric, (2) the Disposition Value of any E&P Asset constituting a Production Payment Interest Disposed of by Lipizzan, (3) Net Cash Proceeds from any Disposition described in Section 5.09(d)(B) and any Disposition occurring under the circumstances described in the last proviso of Section 5.09(d) and (4) all amounts Distributed from the Proceeds Accounts and the Noric LP Cash Reserve pursuant to Sections 5.11(a) and (b);

                  (iii) (1) in the case of Noric Holdings, any Distribution in respect of its Clydesdale Class A Limited Partnership Interest after the Liquidation Start Date, (2) in the case of Noric Holdings I, any Distribution in respect of its Clydesdale Class A Limited Partnership Interest or Noric Class A Membership Interest after the Liquidation Start Date, and (3) in the case of Noric Holdings IV, any Distribution in respect of its Lusitano Membership Interest or Lipizzan Limited Partnership Interest;

                  (iv) (1) any proceeds of Sponsor Subsidiary Property, Noric Property or Noric LP Property distributable to Noric Holdings I as the Noric Class A Member, in each case, after the Liquidation Start Date and (2) any proceeds of Sponsor Subsidiary Property or Lipizzan Property distributable to Noric Holdings IV as the Lusitano Member or the Lipizzan Limited Partner;

                  (v) the proceeds of any Distribution made by any Intermediate Holder or Underlying Business; provided, however, a Distribution made by any Intermediate Holder shall not be required to be deposited into the Sponsor Subsidiary Cash Reserve to the extent that a capital contribution in the amount of such Distribution is made by any Sponsor Subsidiary Member pursuant to Section 5.2(a)(viii) of the relevant Sponsor Subsidiary Company Agreement and such capital contribution is deposited into the Sponsor Subsidiary Cash Reserve on or before the date such Distribution is made;

                  (vi) the proceeds of any capital contribution made by any Sponsor Subsidiary Member pursuant to the terms of the Sponsor Subsidiary Company Agreement of the Sponsor Subsidiary of which it is a member;



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                  (vii) any payments of principal and interest on any El Paso
         Demand Loan or any other Permitted Investment;

                  (viii) any amount received by a Sponsor Subsidiary under or in respect of any E&P Participation Agreement to which such Sponsor Subsidiary is a party; and

                  (ix) any payments of Cash Collateral Amounts made pursuant to
         Section 5.06(b),

but excluding (A) principal payments on the A-Loans (but including any amount representing the prepayment of principal of the A-Loan Notes described in
Section 2.05(b)(v)), (B) the proceeds of the Advances deposited into the Sponsor Subsidiary Operating Account in accordance with Section 2.02(c), and (C) Excluded Payments.

                  (b) On or prior to the date hereof, (i) Noric Holdings shall give to El Paso written notice (such notice to be in form and substance satisfactory to Clydesdale) irrevocably instructing El Paso and its Affiliates that all amounts payable by El Paso and its Affiliates to any Sponsor Subsidiary under the A-Loan Notes (other than principal under the A-Loan Notes, except any prepayment of principal of the A-Loan Notes described in Section 2.05(b)(v)), the El Paso Demand Notes and each E&P Participation Agreement (including under the El Paso Guaranty with respect to any of the foregoing) shall be deposited directly into the Sponsor Subsidiary Cash Reserve and (ii) Noric Holdings IV shall cause Lusitano as the Lipizzan General Partner to cause Lipizzan to give to El Paso and to each Counterparty to any Production Payment Agreement written notice (such notice to be in form and substance satisfactory to Clydesdale) irrevocably instructing El Paso and such Counterparty that all amounts payable by El Paso, such Counterparty and their respective Affiliates to Lipizzan under any Production Payment Agreement and any El Paso Hydrocarbon Sales Contract (including under the El Paso Guaranty and the El Paso Agreement with respect to any of the foregoing) shall be deposited directly into the Noric Holdings IV Cash Reserve.

                  (c) Noric Holdings shall cause the Sponsor Subsidiary Collateral Agent to promptly notify Noric Holdings and Clydesdale of any such deposit made pursuant to this Section 7.02 and to provide to Noric Holdings and Clydesdale quarterly reports of holdings and transactions in the Sponsor Subsidiary Cash Reserve and the Noric Holdings IV Cash Reserve.

                  Section 7.03. Permitted Investments. (a) The Sponsor Subsidiary Collateral Agent at the direction of Clydesdale may from time to time invest amounts on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Operating Account in Permitted Investments in accordance with this Section 7.03; provided, however, that the Total Cash Collateral Amount shall not be invested in El Paso Demand Loans.

                  (b) Amounts on deposit in the Sponsor Subsidiary Cash Reserve and the Noric Holdings IV Cash Reserve shall not be invested in other Permitted Investments (and no Sponsor Subsidiary shall make any further El Paso Demand Loans) if a Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result therefrom.


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                  (c) El Paso Demand Loans may only be made to El Paso or an
Affiliate of El Paso if, on the date any such El Paso Demand Loan is made, (i) in the case of any El Paso Demand Loan made to El Paso, El Paso has, or (ii) in the case of any El Paso Demand Loan made to an Affiliate of El Paso, such El Paso Demand Loan is guaranteed by El Paso and El Paso has, a senior unsecured long term debt credit rating of at least BBB- by S&P or at least Baa3 by Moody's; provided that, if an El Paso RA Event has occurred and is continuing, any existing El Paso Demand Loans shall be permitted to be maintained but no additional El Paso Demand Loans shall be permitted to be made.

                  (d) If a Liquidating Event shall occur, the Sponsor Subsidiaries shall forthwith demand repayment of each El Paso Demand Loan.

                  (e) [Intentionally Omitted].

                  (f) Any Permitted Investment (other than any El Paso Demand
Loan) made from amounts on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve or the Sponsor Subsidiary Operating Account shall be made in the name of the Sponsor Subsidiary Collateral Agent.

                  (g) Clydesdale shall give notice of any such Permitted Investment to the Sponsor Subsidiary Collateral Agent promptly after the making of such Permitted Investment.

                  (h) The Sponsor Subsidiary Collateral Agent (at the direction of Clydesdale), in the case of clause (i) below, and at the direction of the Sponsor Subsidiary Liquidator, in the case of clause (ii) below), shall liquidate, convert or call in, or demand payment of, any Permitted Investment prior to its maturity:

                  (i) if the proceeds of such liquidation, conversion or calling in or demand are necessary for any payment required to be made by the Sponsor Subsidiary Collateral Agent in accordance with the provisions of Section 7.04 or Section 7.05; or

                  (ii) pursuant to an exercise by the Sponsor Subsidiary Collateral Agent of the rights and remedies available under the Sponsor Subsidiary Credit Documents.

                  (i) Clydesdale will give all necessary directions to the Sponsor Subsidiary Collateral Agent to effect the investments made pursuant to this Section 7.03.

                  (j) Interest and proceeds from or in respect of any Permitted Investment may be invested or reinvested in additional Permitted Investments and, if not so invested or reinvested, shall be deposited and held in the Sponsor Subsidiary Cash Reserve (in the case of any Permitted Investment made from amounts on deposit in the Sponsor Subsidiary Cash Reserve or the Sponsor Subsidiary Operating Account) or the Noric Holdings IV Cash Reserve (in the case of any Permitted Investment made from amounts on deposit in the Noric Holdings IV Cash Reserve), all as directed by Clydesdale.

                  (k) The Sponsor Subsidiary Collateral Agent at the direction of Clydesdale to the extent reasonably practicable, may dispose of Permitted Investments in the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary


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Operating Account so as to minimize any loss on such Permitted Investments, but in no event shall the Sponsor Subsidiary Collateral Agent be liable for any losses incurred as the result of any sale or disposition of Permitted Investments, and each party hereto hereby releases the Sponsor Subsidiary Collateral Agent from any liability arising out of, or in connection with, any investment or liquidation or conversion made by it hereunder, except where such liability arises from the Sponsor Subsidiary Collateral Agent's gross negligence or willful misconduct.

                  Section 7.04. Transfers from the Cash Reserves. (a) Transfers in Respect of Periodic Payments from the Cash Reserves. Subject to Section 7.06, on each Payment Date Clydesdale shall direct the Sponsor Subsidiary Collateral Agent to make the following transfers from funds in the Sponsor Subsidiary Cash Reserve and, to the extent additional amounts are required, funds in the Noric Holdings IV Cash Reserve (except in the case of clauses (1) to (5) (inclusive) below, free from any Lien under the Sponsor Subsidiary Credit Documents) to the following accounts, such transfers to be applied in the following order of priority:

                  (1) First, to the Sponsor Subsidiary Operating Account in respect of Excluded Payments (to the extent not paid);

                  (2) Second, to the Sponsor Subsidiary Operating Account, such amount as is necessary to pay Sponsor Subsidiary Expenses (except any Sponsor Subsidiary Expenses specified in clause (6) below) then due or that are scheduled to become due within 30 days thereafter;

                  (3) Third, to the Sponsor Subsidiary Operating Account, such amount as is necessary to meet capital calls with respect to Energy Investments;

                  (4) Fourth, to the Sponsor Subsidiary Operating Account, such amount as represents capital contributions received from Sponsor Subsidiaries in respect of Noric Holdings' and Noric Holdings I's obligations to make mandatory capital contributions under Section 5.3 of the Clydesdale Partnership Agreement so as to meet Noric Holdings' and Noric Holdings I's obligations to make such mandatory capital contributions;

                  (5) Fifth, to the Sponsor Subsidiary Operating Account, such amount as represents capital contributions received from Sponsor Subsidiaries in respect of the obligation of Noric Holdings I to make mandatory capital contributions under Section 5.3 of the Noric Company Agreement so as to meet the obligation of Noric Holdings I to make such mandatory capital contributions;

                  (6) Sixth, to the Clydesdale Operating Account such amount as is necessary to satisfy the Obligations of the Sponsor Subsidiaries under the Operative Documents payable on that Payment Date (including any mandatory prepayments), such transfer in turn to be applied to the Obligations of the Sponsor Subsidiaries in the following order of priority (without duplication):

                           (i) First, to the aggregate amount of fees and other
                  amounts then due and payable to the Sponsor Subsidiary Collateral Agent under the Sponsor Subsidiary Credit Documents;


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                           (ii) Second, to accrued and unpaid interest then due
                  and payable under this Agreement;

                           (iii) Third, to any Indemnified Amount then due and
                  payable under Section 10;

                           (iv) Fourth, to any prepayment of principal under
                  Section 2.05 (if any) to be made on such Payment Date; and

                           (v) Fifth, to any other payment to be made by the
                  Sponsor Subsidiaries under the Operative Documents on the Payment Date; and

                  (7) Seventh, provided (A) no Incipient Event, Event of Default, Notice Event, Termination Event or Liquidating Event shall have occurred and be continuing or would result therefrom and (B) El Paso has a senior unsecured long-term debt credit rating of at least BBB- by S&P or at least Baa3 by Moody's, to the Noric Holdings Member or such other Person or account as Clydesdale directs (upon request therefor from Noric Holdings) an amount equal to the sum of (A) the balance (if any) standing to the credit of the Sponsor Subsidiary Cash Reserve, (B) the balance (if any) standing to the credit of the Noric Holdings IV Cash Reserve, (C) the balance (if any) standing to the credit of the Noric Cash Reserve and (D) the balance (if any) standing to the credit of the Noric LP Cash Reserve on such Payment Date, after accounting for any payments from the Noric Cash Reserve and the Noric LP Cash Reserve made or to be made on such Payment Date, less the sum of:

                           (x) (i) if, in relation to a Fiscal Year, such
                  Payment Date is a Payment Date falling prior to the E&P Borrowing Base Effective Date for the E&P Borrowing Base Determination pursuant to Section 2.09(b) to be made in such Fiscal Year, the E&P Holdback Amount for the last Fiscal Quarter of the prior Fiscal Year plus the E&P Holdback Amount for the most recently completed Fiscal Quarter or (ii) in any other case, the E&P Holdback Amount for the most recently completed Fiscal Quarter;

                           (y) the Noric Holdings IV Required Cash Reserve
                  Balance, the Noric LP Required Cash Reserve Balance and the Sponsor Subsidiary Required Cash Reserve Balance as of the end of the Fiscal Quarter preceding such Payment Date; and

                           (z) the Total Cash Collateral Amount (subject to
                  Section 7.04(g) below),

         provided, however, that the balance in the Sponsor Subsidiary Cash Reserve and in the Noric Holdings IV Cash Reserve shall not in any circumstances be reduced to below $0.

                  (b) Transfers from the Cash Reserves in Respect of Sponsor Subsidiary Expenses, Lusitano Expenses and Lipizzan Expenses Otherwise than on a Payment Date. Subject to Section 7.06 and so long as no Incipient Event, Event of Default, Notice Event, Termination Event or Liquidating Event would result therefrom, Clydesdale may from time to


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                                       84


time (other than on a Payment Date), at Noric Holdings' request, direct the Sponsor Subsidiary Collateral Agent to transfer funds in the Sponsor Subsidiary Cash Reserve and, to the extent additional amounts are required, funds in the Noric Holdings IV Cash Reserve to the Sponsor Subsidiary Operating Account such amount as is necessary to pay Sponsor Subsidiary Expenses, Lusitano Expenses and Lipizzan Expenses then due or that are scheduled to become due within 30 days thereafter; provided, however, that, to the extent funds are required to be applied from the Noric Holdings IV Cash Reserve to pay Lusitano Expenses and Lipizzan Expenses, such payments shall be made directly from funds in the Noric Holdings IV Cash Reserve with no intermediate transfer to the Sponsor Subsidiary Operating Account.

                  (c) Transfers from the Cash Reserves in Respect of Prepayments of Principal Under Section 2.05 Otherwise than on a Payment Date. Subject to
Section 7.06, on the date (other than a Payment Date) of each prepayment under
Section 2.05, Clydesdale shall direct the Sponsor Subsidiary Collateral Agent to transfer funds in the Sponsor Subsidiary Cash Reserve and, to the extent additional amounts are required, funds in the Noric Holdings IV Cash Reserve to the Clydesdale Operating Account such amount as is necessary to satisfy the Obligations of the Sponsor Subsidiaries under this Agreement in respect of that prepayment (including amounts payable under Section 2.06(c) in respect of such prepayment), such transfer to be applied to the Obligations of the Sponsor Subsidiaries in the following order of priority (without duplication):

                  (1) First, to the aggregate amount of fees and other amounts then due and payable to the Sponsor Subsidiary Collateral Agent under the Sponsor Subsidiary Credit Documents;

                  (2) Second, to accrued and unpaid interest then due and payable under this Agreement in respect of such prepayment; and

                  (3) Third, to the prepayment of principal under Section 2.05.

                  (d) Transfers from the Cash Reserves in Respect of Excluded Payments Otherwise than on a Payment Date. Clydesdale may, upon Noric Holdings' request, from time to time (other than on a Payment Date) direct the Sponsor Subsidiary Collateral Agent to transfer funds in the Sponsor Subsidiary Cash Reserve and, to the extent additional amounts are required, funds in the Noric Holdings IV Cash Reserve to the Sponsor Subsidiary Operating Account such amount as is represented by Excluded Payments (to the extent not paid).

                  (e) Transfers from the Cash Reserves in Respect of Capital Contributions Otherwise than on a Payment Date. Clydesdale may, upon Noric Holdings' request, from time to time direct the Sponsor Subsidiary Collateral Agent to transfer funds in the Sponsor Subsidiary Cash Reserve and, to the extent additional amounts are required, funds in the Noric Holdings IV Cash Reserve to the Sponsor Subsidiary Operating Account such amount as represents the proceeds of capital contributions received from Sponsor Subsidiary Members in respect of capital calls made in respect of the Energy Investments, capital contributions pursuant to the Sponsor Subsidiary Company Agreements, in respect of Noric Holdings, mandatory capital calls under Section 5.3 of the Clydesdale Partnership Agreement, in respect of Noric Holdings IV, mandatory capital calls under Section 5.3 of the Lusitano Company Agreement and Section 5.3 of the Lipizzan Partnership Agreement and, in respect of Noric Holdings I, mandatory capital


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                                       85


calls under Section 5.3 of the Clydesdale Partnership Agreement and mandatory capital calls under Section 5.3 of the Noric Company Agreement and Section 5.3 of the Noric LP Partnership Agreement.

                  (f) Transfers from the Cash Reserves in Respect of Distributions on the E&P Borrowing Base Effective Date. Clydesdale shall, upon Noric Holdings' request, on the E&P Borrowing Base Effective Date direct the Sponsor Subsidiary Collateral Agent to transfer funds in the Sponsor Subsidiary Cash Reserve and the Noric Holdings IV Cash Reserve (free from any Lien under the Sponsor Subsidiary Credit Documents) in accordance with Section 2.10(b) or 2.10(c) (as applicable) such aggregate amount as is permitted to be Distributed thereby.

                  (g) Transfers from the Total Cash Collateral Amount in the Cash Reserves. Subject to Section 7.06 and provided that (i) no Incipient Event, Event of Default, Notice Event, Termination Event, or Liquidating Event shall have occurred and be continuing or would result therefrom and (ii) El Paso has senior unsecured long-term debt credit rating of at least BBB- by S&P or at least Baa3 by Moody's, Noric Holdings shall have the right to direct the Sponsor Subsidiary Collateral Agent to make transfers from the Total Cash Collateral Amount in the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve to a Sponsor Subsidiary Member or such other Person or account as Noric Holdings directs in an amount not exceeding the balance of the Total Cash Collateral Amount on (A) any date on which (x) any reduction of the Unrecovered Capital of Mustang in Clydesdale, (y) any increase of the E&P Borrowing Base or
(z) any increase of the Aggregate Energy Investments Loan Value Amount becomes effective pursuant to the terms of this Agreement, (B) each Coverage Test Date and (C) the date referred to in Section 5.07(f) (each such date being a "CASH COLLATERAL AMOUNT DISTRIBUTION DATE"); provided that such transfers shall be permitted upon delivery by a Responsible Officer of El Paso of a Compliance Certificate showing the amount of the Total Cash Collateral Amount to be so transferred and the calculation of the financial covenant set forth in Section 5.04(f).

                  (h) Transfers from the Sponsor Subsidiary Cash Reserve in Respect of Distributions from the Proceeds Accounts and the Noric LP Cash Reserve. Subject to Section 7.06 and pursuant to Sections 5.11(a) and (b), Clydesdale shall, upon Noric Holdings' request, from time to time direct the Sponsor Subsidiary Collateral Agent to Distribute from the Sponsor Subsidiary Cash Reserve any amounts deposited into the Sponsor Subsidiary Cash Reserve pursuant to Section 7.02(a)(ii)(4) if, at any such time, Affiliate Loans are permitted to be made pursuant to Section 5.09(e).

                  (i) Transfer from the Cash Reserves in Respect of Net Cash Proceeds and Disposition Value. The amounts deposited by any Sponsor Subsidiary into the Sponsor Subsidiary Cash Reserve pursuant to Section 5.02(d)(C)(4) and the amounts deposited by Noric Holdings IV into the Noric Holdings IV Cash Reserve pursuant to Section 5.05(a)(F) may, at any time, be invested by such Sponsor Subsidiary and Noric Holdings IV, as the case may be, in Cash Equivalents. Noric Holdings and Noric Holdings IV from time to time shall also have the right, subject to clauses (A) and (B) below, to apply any amounts on deposit in the Sponsor Subsidiary Cash Reserve and the Noric Holdings IV Cash Reserve, as the case may be, to make El Paso Demand Loans or Distributions, provided that:


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
                                       86


                           (A) with respect to any amounts deposited into the
                  Sponsor Subsidiary Cash Reserve pursuant to Section 5.02(d)(C)(4) and into the Noric Holdings IV Cash Reserve pursuant to Section 5.05(a)(F), such amounts shall be held in the Sponsor Subsidiary Cash Reserve or the Noric Holdings IV Cash Reserve, as the case may be, pending an E&P Borrowing Base Redetermination pursuant to Section 2.09(e) (or, in the absence of such redetermination, a redetermination pursuant to
                  Section 2.09(b)) and, on or after the E&P Borrowing Base Effective Date occurring after any Disposition referred to in
                  Section 5.02(d)(C)(4) and Section 5.05(a)(F), may be applied by Noric Holdings and Noric Holdings IV, as the case may be, to make El Paso Demand Loans or Distributions; provided that, prior to such application of such amounts, to the extent there is any Collateral Shortfall Amount, the amount necessary to cure such Collateral Shortfall Amount (x) shall have been deposited, or deemed deposited, into the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve as a Cash Collateral Amount and/or (y) shall have been applied to prepay the Advances in accordance with Section 2.05(b)(vi) in order to ensure compliance with the financial covenant set forth in Section 5.04(f) after giving effect to such deposit and/or prepayment; and

                           (B) notwithstanding anything to the contrary
                  contained in clause (A) above, if the new E&P Borrowing Base that will become effective on the next E&P Borrowing Base Effective Date has been determined on the basis of a pro forma Reserve Report, Noric Holdings and Noric Holdings IV, as the case may be, may apply, immediately prior to or contemporaneously with such new E&P Borrowing Base becoming effective, (1) the Net Cash Proceeds from any Disposition referred to in Sections 5.02(d)(C)(4) and 5.05(a)(D) and (2) an amount not to exceed the aggregate Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F), as the case may be, solely to complete the proposed acquisition of the Relevant Assets reflected in such pro forma Reserve Report and in an aggregate amount not to exceed the PV-10 Value of such Relevant Assets to be acquired, provided that (x) the new E&P Borrowing Base shall become effective, in accordance with Section 2.09(e), immediately after or contemporaneously with the completion of such acquisition, (y) to the extent there is any Collateral Shortfall Amount, the amount necessary to cure such Collateral Shortfall Amount (A) shall have been deposited, or deemed deposited, into the Sponsor Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve as a Cash Collateral Amount and/or (B) shall have been applied to prepay the Advances in accordance with Section 2.05(b)(v) in order to ensure compliance with the financial covenant set forth in Section 5.04(f) after giving effect to such deposit and/or prepayment, and (z) on or after such new E&P Borrowing Base Effective Date, the remaining balance, if any, of the Net Cash Proceeds from any Disposition referred to in Section 5.02(d)(C)(4) and the remaining balance, if any, of the Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F) may be applied by Noric Holdings and Noric Holdings IV, as the case may be, to make El Paso Demand Loans or Distributions.


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                  (j) Application of Total Cash Collateral Amount. The Total
Cash Collateral Amount in the Sponsor Subsidiary Cash Reserve and/or Noric Holdings IV Cash Reserve may be applied at any time to prepay Advances in accordance with Section 2.05(a).

                  (k) Release of Net Cash Proceeds from Sponsor Subsidiary Cash Reserve. Clydesdale hereby agrees that any amount maintained on deposit in the Sponsor Subsidiary Cash Reserve pursuant to the Letter Waiver dated as of June 26, 2002, among the Sponsor Subsidiaries and Clydesdale, shall be released together with earnings thereon through the date of release and hereby authorizes Noric Holdings to direct the Sponsor Subsidiary Collateral Agent to Distribute from the Sponsor Subsidiary Cash Reserve such amounts to any account specified by Noric Holdings.

                  Section 7.05. Transfers from the Sponsor Subsidiary Operating Account. (a) Excluded Payments. Clydesdale may from time to time, upon Noric Holdings' request, direct the Sponsor Subsidiary Collateral Agent to transfer from the Sponsor Subsidiary Operating Account (free from any Lien under the Sponsor Subsidiary Credit Documents) to such account or Person as Noric Holdings designates such amount as is represented by Excluded Payments (to the extent not paid).

                  (b) Sponsor Subsidiary Expenses. Clydesdale may from time to time, upon request from Noric Holdings, direct the Sponsor Subsidiary Collateral Agent to transfer from the Sponsor Subsidiary Operating Account (free from any Lien under the Sponsor Subsidiary Credit Documents) to such account or Person as Noric Holdings designates such amounts as are necessary to pay Sponsor Subsidiary Expenses when due.

                  (c) Energy Investments Capital Calls. Clydesdale may from time to time, upon Noric Holdings' request, direct the Sponsor Subsidiary Collateral Agent to transfer from the Sponsor Subsidiary Operating Account (free from any Lien under the Sponsor Subsidiary Credit Documents) to such account or Person as Noric Holdings designates such amounts as are necessary to meet capital calls with respect to Energy Investments to the extent such funds have been transferred to the Sponsor Subsidiary Operating Account pursuant to Section 7.04(e).

                  (d) Clydesdale Mandatory Capital Calls. Clydesdale may from time to time, upon Noric Holdings' or Noric Holdings I's request, direct the Sponsor Subsidiary Collateral Agent to transfer from the Sponsor Subsidiary Operating Account to the Clydesdale Operating Account (free from any Lien under the Sponsor Subsidiary Credit Documents) such amounts as are necessary to meet Noric Holdings' or Noric Holdings I's obligation to make mandatory capital contributions under Section 5.3 of the Clydesdale Partnership Agreement when due to the extent such funds have been transferred to the Sponsor Subsidiary Operating Account pursuant to Section 7.04(e).

                  (e) Noric and Noric LP Mandatory Capital Calls. Clydesdale may from time to time, upon Noric Holdings I's request, direct the Sponsor Subsidiary Collateral Agent to transfer from the Sponsor Subsidiary Operating Account to the Noric Cash Reserve or the Noric LP Cash Reserve (free from any Lien under the Sponsor Subsidiary Credit Documents) such amounts as are necessary to meet the obligations of Noric Holdings I to make mandatory capital contributions under Section 5.3 of the Noric Company Agreement, or of Noric or any of its


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Subsidiaries to make mandatory capital contributions to Noric LP under Section
5.3 of the Noric LP Partnership Agreement when due to the extent such funds have been transferred to the Sponsor Subsidiary Operating Account pursuant to Section 7.04(e).

                  Section 7.06. Subsisting Event of Default or Incipient Event. Notwithstanding anything to the contrary set forth in Section 7.04 or Section 7.05, if Clydesdale provides notice to the Sponsor Subsidiary Collateral Agent of the occurrence and continuance of an Event of Default, Notice Event, Termination Event or Incipient Event, and until such time as the Sponsor Subsidiary Collateral Agent receives notice from Clydesdale that such Event of Default, Notice Event, Termination Event or Incipient Event no longer continues, the Sponsor Subsidiary Collateral Agent shall (and each Sponsor Subsidiary agrees not to take any action inconsistent with any such action by the Sponsor Subsidiary Collateral Agent) hold all funds in the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Operating Account for application, following and during the continuance of an Event of Default, pursuant to Section 13 of the Sponsor Subsidiary Security Agreement and
Section 7.07 hereof, as directed by Clydesdale. Clydesdale shall promptly notify the Sponsor Subsidiary Collateral Agent if any Incipient Event, Notice Event, Termination Event or Event of Default ceases to exist or is waived.

                  Section 7.07. Transfers from the Cash Reserves and the Sponsor Subsidiary Operating Account in Respect of Payments on the Maturity Date and Application of Proceeds of Collateral Pursuant to the Sponsor Subsidiary Security Agreement. Subject to Section 13 of the Sponsor Subsidiary Security Agreement, on:

                  (a) the Maturity Date;

                  (b) receipt by the Sponsor Subsidiary Collateral Agent of any proceeds of Collateral upon and after any sale of, collection from, or other realization upon, all or any part of the Collateral pursuant to the exercise of remedies available to the Sponsor Subsidiary Collateral Agent under the Sponsor Subsidiary Security Agreement; or

                  (c) receipt by the Sponsor Subsidiary Collateral Agent of any proceeds of any Disposition of Sponsor Subsidiary Property after the Liquidation Start Date,

the Sponsor Subsidiary Collateral Agent shall (and each Sponsor Subsidiary agrees not to take any action inconsistent with such action by the Sponsor Subsidiary Collateral Agent) direct the Sponsor Subsidiary Collateral Agent to transfer (free from any Lien under the Sponsor Subsidiary Credit Documents) to the Clydesdale Operating Account all amounts on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Operating Account and such proceeds, such transfer to be applied to the Obligations of the Sponsor Subsidiaries in the following order of priority (without duplication):

                  (1) First, to the aggregate amount of fees and other amounts then due and payable to the Sponsor Subsidiary Collateral Agent under this Agreement;

                  (2) Second, to accrued and unpaid interest then due and payable under this Agreement;


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                  (3) Third, to the repayment of principal;

                  (4) Fourth, to any other payment to be made by the Sponsor Subsidiaries on such date; and

                  (5) Fifth, the balance (if any) to Noric Holdings.

                                  ARTICLE VIII

                              THE COLLATERAL AGENT

                  Section 8.01. Authorization and Action. Clydesdale hereby appoints and authorizes Wilmington as the Sponsor Subsidiary Collateral Agent hereunder to take such action as Sponsor Subsidiary Collateral Agent on its behalf and to exercise such powers under this Agreement and the other Sponsor Subsidiary Credit Documents as are expressly delegated to the Sponsor Subsidiary Collateral Agent by the terms hereof and thereof. As to any matters not expressly provided for by the Sponsor Subsidiary Credit Documents, including enforcement or collection of the Indebtedness resulting from the Advances and enforcement of this Agreement, the Sponsor Subsidiary Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Clydesdale and such instructions shall be binding upon Clydesdale; provided, however, that the Sponsor Subsidiary Collateral Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement or Applicable Law. The Sponsor Subsidiary Collateral Agent agrees to give to Clydesdale prompt notice of each notice and copies of all other documents (if any) given to it by the Sponsor Subsidiaries pursuant to the terms of this Agreement and the other Sponsor Subsidiary Credit Documents.

                  Section 8.02. Sponsor Subsidiary Collateral Agent's Reliance, Etc. Neither the Sponsor Subsidiary Collateral Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Sponsor Subsidiary Credit Documents, except for its or their own gross negligence, fraud or willful misconduct, and each party hereto agrees that it will not assert or seek to assert any claim it might have against any of them in violation of this provision. Without limiting the generality of the foregoing:

                  (a) the Sponsor Subsidiary Collateral Agent may consult with legal counsel (including counsel for any Sponsor Subsidiary), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

                  (b) the Sponsor Subsidiary Collateral Agent makes no warranty or representation to Clydesdale and shall not be responsible to Clydesdale for any statements, warranties or representations made in or in connection with the Sponsor Subsidiary Credit Documents;


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
                                       90


                  (c) the Sponsor Subsidiary Collateral Agent shall have no duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Sponsor Subsidiary Credit Document on the part of any Sponsor Subsidiary or to inspect the property (including the books and records) of any Sponsor Subsidiary;

                  (d) the Sponsor Subsidiary Collateral Agent shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Operative Document or any other instrument or document furnished pursuant hereto or thereto;

                  (e) the Sponsor Subsidiary Collateral Agent shall not be liable under or in respect of any Operative Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy or e-mail) believed by it to be genuine and signed or sent by the proper party or parties;

                  (f) the Sponsor Subsidiary Collateral Agent shall not be liable for any losses incurred as the result of any sale or disposition of Permitted Investments or the transfer of any funds pursuant to the terms hereof; and

                  (g) the Sponsor Subsidiary Collateral Agent makes no representation or warranty and shall have no responsibility concerning the value or validity of the Collateral or the validity or the perfection of the pledge thereof nor concerning Liens thereon, except as expressly set forth in Section 6.5 of the Sponsor Subsidiary Collateral Agent Agreement.

                  Section 8.03. Clydesdale Credit Decision. Clydesdale acknowledges that it has, independently and without reliance upon the Sponsor Subsidiary Collateral Agent and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Clydesdale also acknowledges that it will, independently and without reliance upon the Sponsor Subsidiary Collateral Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  Section 8.04. Fee. The Sponsor Subsidiaries shall jointly and severally pay the Sponsor Subsidiary Collateral Agent an annual fee in the amount set out in and pursuant to the terms of the Sponsor Subsidiary Collateral Agent Fee Letter.

                                   ARTICLE IX

           ASSIGNMENTS; ACCESSION OF ADDITIONAL SPONSOR SUBSIDIARIES;
                       ACQUISITIONS OF TRANSACTION ASSETS

                  Section 9.01. No Assignment by any Sponsor Subsidiary. No Sponsor Subsidiary may assign or otherwise transfer any of its rights or obligations under this Agreement.


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
                                       91


                  Section 9.02. Additional Sponsor Subsidiaries and Acquisitions of Transaction Assets. An El Paso Company may become an additional Sponsor Subsidiary and an existing Sponsor Subsidiary may acquire a Transaction Asset in accordance with the provisions of the Acquisition/Accession Procedures Schedule. The terms of the Acquisition/Accession Procedures Schedule shall be incorporated herein as if set out herein in full.

                  Section 9.03. Permitted Assignment by Clydesdale. After the occurrence of a Liquidating Event, Clydesdale may assign or otherwise transfer any or all of its rights or obligations under this Agreement to any Person; provided, however, that such assignment shall only be valid if the assignee's ownership of an interest in an Advance, and any interest thereon payable by a Sponsor Subsidiary, is reflected in the books of such Sponsor Subsidiary.

                                    ARTICLE X

                                 INDEMNIFICATION

                  Section 10.01. Indemnities by Sponsor Subsidiaries. Each Sponsor Subsidiary jointly and severally agrees, to the fullest extent permitted by Applicable Law, to indemnify and hold harmless each Indemnified Person on an After-Tax Basis from and against any and all claims, damages, liabilities and expenses (including fees and disbursements of counsel and claims, damages, liabilities and expenses relating to environmental matters) other than Taxes or Other Taxes (except in the case of the Sponsor Subsidiary Collateral Agent) (all of the foregoing to the extent not expressly excluded being collectively referred to as the "INDEMNIFIED AMOUNTS") for which any of them may become liable or which may be incurred or realized by or asserted against any such Indemnified Person, in each case in connection with or arising out of or by reason of any investigation, litigation, or proceeding, whether or not any Indemnified Person is a party thereto, arising out of, related to or in connection with this Agreement, any Sponsor Subsidiary Credit Document, any Operative Document, or any Assigned Agreement, or the use of proceeds of any Advance, including any and all Indemnified Amounts relating to, growing out of or resulting from:

                  (i) reliance on any representation or warranty or statement made or deemed made by any El Paso Party (other than Clydesdale) in any Operative Document that shall have been incorrect in any material respect when made or deemed made;

                  (ii) the failure by any El Paso Party (other than Clydesdale) to comply with any Applicable Law with respect to any Operative Document or Assigned Agreement, or the nonconformity of any Operative Document or Assigned Agreement with any such Applicable Law;

                  (iii) the failure to vest in the Sponsor Subsidiary Collateral Agent a valid and perfected first priority security interest in the Collateral (subject to Permitted Liens);

                  (iv) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC (or its equivalent) of any applicable jurisdiction or other Applicable Laws with respect to any Collateral;


Sponsor Subsidiary Credit Agreement

                  (v) any dispute, claim, offset or defense of Clydesdale, the Sponsor Subsidiary Collateral Agent or any other party to any Operative Document or Assigned Agreement to the payment of any amount owing to any Sponsor Subsidiary under the provisions thereof (including a defense based on such payment or the related Operative Document or Assigned Agreement not being a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms);

                  (vi) any failure by any El Paso Party (other than Clydesdale) to perform any duty or obligation (other than a payment obligation) under any Operative Document or Assigned Agreement or any failure by any Intermediate Holder or Underlying Business to perform any duty or obligation under any Assigned Agreement;

                  (vii) any investigation, litigation or proceeding in respect of any Operative Document or Assigned Agreement or arising out of or related to the use of the proceeds of any Advance; or

                  (viii) (A) any petition or proceeding (x) seeking or asserting or (y) a court ordering, in any case or proceeding under the United States Bankruptcy Code involving El Paso, any El Paso Party or any other Subsidiary of El Paso, as debtor, that the assets and liabilities of Clydesdale, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP or any Sponsor Subsidiary be consolidated substantively with the assets and liabilities of El Paso, any El Paso Party (other than Clydesdale, Lusitano, Lippizan, Noric, Palomino, Paso Fino, Noric LP or any Sponsor Subsidiary) or any other Subsidiary of El Paso (other than Clydesdale, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP or any Sponsor Subsidiary) and (B) defending against any petition, proceeding or order referred to in clause (A) above; it being agreed that upon the occurrence of an event described in clause (A)(y) above which is or becomes a final judgment or order, the Indemnified Persons involved shall be entitled to recover from the Sponsor Subsidiaries, as liquidated damages for Indemnified Amounts under such clause (A) (but without prejudice to amounts recoverable under clause (B) above or any other provision of the Operative Documents), and not as a penalty, an aggregate amount equal to the sum of the amount that would be paid to Mustang as the Purchase Amount and all accrued and unpaid payments owing to Mustang pursuant to the Clydesdale Partnership Agreement through the date of payment in full of such amount in addition to all other Indemnified Amounts hereunder.

                  Section 10.02. Survival of Indemnification Obligations. All indemnities provided for in this Agreement shall survive the termination of this Agreement.

                  Section 10.03. Limitations on Indemnification Obligations. The indemnities provided in Section 10.01 shall be subject to the following limitations:

                  (a) Limitation by Law. Such sections shall be enforced only to the maximum extent permitted by Applicable Law.

                  (b) Misconduct. Etc. No Indemnified Person shall be indemnified or held harmless for and no Sponsor Subsidiary shall have any liability for or in respect of, any


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
                                       93


         Expenses with respect to such Indemnified Person to the extent caused by or resulting from (i) the actual fraud, willful misconduct, bad faith or gross negligence of such Indemnified Person or any of its Related Persons or (ii) any inaccuracy in, or breach of, any written certification, representation or warranty made by such Indemnified Person or any of its Related Persons in any Operative Document or in any written report or certification required hereunder or under any other Operative Document (unless and to the extent such inaccuracy or breach is attributable to any written information provided by El Paso or its Affiliates), in each case under this clause (iii) (A) if, but only if, such certification, representation or warranty is made as of a specific date, as of the date as of which the facts stated therein were certified, represented or warranted and (B) in all other cases, as of any date or during any period to which such certification, representation or warranty may be applicable.

                  (c) No Duplication. Indemnified Amounts under this Article X shall be without duplication of any amounts payable under indemnification provisions of any other Operative Document or other agreement or any amounts actually paid thereunder.

                  (d) Limitation with Respect to Production Payments. No Indemnified Person shall be indemnified or held harmless for any insufficiency in the quantity of Hydrocarbons produced from the Subject Lands (as defined in each Production Payment Agreement) and attributable to the Subject Interests.

                  Section 10.04. Payments. Any amounts subject to the indemnification provisions of this Article X shall be paid by each Sponsor Subsidiary within two Business Days following demand therefor, accompanied, as may be appropriate in the context, by supporting documentation in reasonable detail. Payment shall be made to the bank account or at another location as such Indemnified Person shall designate in writing or as is expressly required under any Operative Document the obligations under which are the subject of any such payment, not later than 10:00 AM (New York time) on the date for such payment in immediately available funds.

                  Section 10.05. Procedural Requirements. (a) Notice of Claims. Any Indemnified Person that proposes to assert a right to be indemnified under this Article X will, promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Person in respect of which a claim is to be made against any Sponsor Subsidiary under this Article X (an "INDEMNIFIED PROCEEDING"), or the incurrence or realization of Indemnified Amounts in respect of which a claim is to be made against any Sponsor Subsidiary under this Article X, notify Noric Holdings of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission so to notify Noric Holdings promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (x) any Sponsor Subsidiary from any liability that it may have to such Indemnified Person under this Article X or otherwise, except, as to each Sponsor Subsidiary's liability under this
Article X, to the extent, but only to the extent, that such Sponsor Subsidiary shall have been prejudiced by such omission, or (y) any other indemnitor from liability that it may have to any Indemnified Person under the Operative Documents.


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
                                       94


                  (b) Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Person and it shall notify Noric Holdings of the commencement thereof, the Sponsor Subsidiaries together shall be entitled to participate in, and to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Person and, after notice from Noric Holdings to such Indemnified Person of such Sponsor Subsidiary's election so to assume the defense thereof and the failure by such Indemnified Person to object to such counsel within ten Business Days following its receipt of such notice, no Sponsor Subsidiary shall be liable to such Indemnified Person for legal or other expenses incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Person reasonably necessary in connection with the defense thereof. Such Indemnified Person shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless:

                  (i) the employment of counsel by such Indemnified Person at the expense of the Sponsor Subsidiaries has been authorized in writing by Noric Holdings;

                  (ii) such Indemnified Person shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between a Sponsor Subsidiary and such Indemnified Person in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this clause (ii) the Sponsor Subsidiaries shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Person);

                  (iii) the Sponsor Subsidiaries shall not have employed Jones, Day, Reavis and Pogue, or other counsel reasonably acceptable to the Indemnified Person, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided, however, that this clause shall not be deemed to constitute a waiver of any conflict of interest which may arise with respect to any such counsel); or

                  (iv) any counsel employed by the Sponsor Subsidiaries shall fail to timely commence or maintain the defense of such Indemnified Proceeding;

in each of which cases the fees and expenses of counsel for such Indemnified Person shall be at the expense of the Sponsor Subsidiaries jointly and severally; provided that without the prior written consent of such Indemnified Person, no Sponsor Subsidiary shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise or consent or related judgment includes an unconditional release of such Indemnified Person from all liability for Expenses arising out of such claim, action, investigation, suit or other legal proceeding. No Indemnified Person shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the Operative


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
                                       95


Documents without the prior written consent of El Paso, such consent not to be unreasonably withheld or delayed. Only one counsel shall be retained by all Indemnified Persons with respect to any Indemnified Proceeding, unless counsel for any Indemnified Person reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Person and one or more other Indemnified Persons in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this sentence such Indemnified Person may retain separate counsel together with all other Indemnified Persons subject to the same conflict of interest or sharing such additional defenses, claims, counterclaims or causes of action).

THE FOREGOING INDEMNITIES SHALL EXPRESSLY INCLUDE ANY INDEMNIFIED AMOUNTS ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY INDEMNIFIED PERSON.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.01. Amendments, Etc. No amendment, waiver, modification or supplement of any provision of this Agreement or any other Sponsor Subsidiary Credit Document, nor consent to any departure by any Sponsor Subsidiary therefrom, shall in any event be effective unless the same shall be in writing and signed by Noric Holdings and Clydesdale; provided that if the amendment, waiver, modification, or supplement relates to the rights or obligations of the Sponsor Subsidiary Collateral Agent under this Agreement, then the consent of the Sponsor Subsidiary Collateral Agent also shall be required. Such amendment, waiver, modification, supplement or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 11.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied or delivered:

                  (a) if to any Sponsor Subsidiary, to Noric Holdings at its address set forth in Section 2.2 of the Clydesdale Partnership Agreement, with a copy to El Paso at the address set forth in the Notice Agreement;

                  (b) if to Clydesdale, c/o Wilmington Trust Company at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention: Corporate Trust Administration, Facsimile No.:
         (302) 651-8882 with a copy to Citibank, N.A., Attention: Jonathan Kaufman, Managing Director, Capital Structuring, Facsimile (212) 816-0636 and Citicorp North America, Inc., 388 Greenwich Street, New York, New York 10013, Attention: James Huddleston, Vice President, Global Securitization, Facsimile (212) 816-0293;


Sponsor Subsidiary Credit Agreement
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                  (c) if to the Sponsor Subsidiary Collateral Agent, at Rodney
         Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention: James Hanley, Facsimile No.: (302) 651-8882, with a copy to Citibank, N.A., Attention: Jonathan Kaufman, Managing Director, Capital Structuring, Facsimile (212) 816-0636 and Citicorp North America, Inc., 388 Greenwich Street, New York, New York 10013,
         Attention: James Huddleston, Vice President, Global Securitization, Facsimile (212) 816-0293,

or at such other address as shall be designated by such party in a written notice to the other parties. Any such notices and communications shall be deemed to be delivered, given, and received for all purposes as of the date so delivered, if delivered personally, or otherwise as of the date on which the same was received (if a Business Day or, if not, on the next succeeding Business
Day).

                  Section 11.03. No Waiver, Remedies. No failure on the part of Clydesdale or the Sponsor Subsidiary Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Sponsor Subsidiary Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Section 11.04. Costs and Expenses. (a) Each Sponsor Subsidiary jointly and severally agrees to pay pursuant to Section 7.04:

                  (i) all reasonable costs and expenses of the Sponsor Subsidiary Collateral Agent and Clydesdale, in connection with the administration, modification and amendment of any Sponsor Subsidiary Credit Document (including (A) all due diligence, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing, rating agency and recording fees and expenses, (B) the preservation of, or the sale (other than any registration under the securities laws with respect thereto) of, collection from, or other realization upon, any of the Collateral, (C) the enforcement of any of the rights of the Sponsor Subsidiary Collateral Agent or Clydesdale under any Sponsor Subsidiary Credit Document and (D) the reasonable fees and expenses of counsel for the Sponsor Subsidiary Collateral Agent and Clydesdale with respect to advising such Person as to its rights and responsibilities, or the perfection, protection, or preservation of rights or interests, under any Sponsor Subsidiary Credit Document, with respect to negotiations with any Sponsor Subsidiary or with other creditors of any Sponsor Subsidiary arising out of any Incipient Event or Event of Default or with Clydesdale or El Paso arising out of any Notice Event, Termination Event or Liquidating Event or any events or circumstances that may give rise to an Incipient Event or Event of Default or a Notice Event, Termination Event or Liquidating Event and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto with respect to any Sponsor Subsidiary, Clydesdale or El Paso); and

                  (ii) all reasonable out-of-pocket costs and expenses of the Sponsor Subsidiary Collateral Agent and Clydesdale in connection with the enforcement of any Sponsor


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
                                       97


         Subsidiary Credit Document, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including the reasonable fees and expenses of counsel for Clydesdale with respect thereto), subject, in each case to the limitations set forth in Section 10.03.

                  (b) If the Sponsor Subsidiaries fail to pay when due any costs, expenses or other amounts payable by them under any Sponsor Subsidiary Credit Document, including fees and expenses of counsel and indemnities, but excluding principal and interest payments and commitment fees, such amount may be paid on behalf of the Sponsor Subsidiaries by Clydesdale, in its sole discretion.

                  (c) The indemnities set forth in Article X and this Section
11.04 shall be in addition to any other obligations or liabilities of any Sponsor Subsidiary hereunder or at common law or otherwise; provided, however, that the indemnities set forth in Article X and this Section 11.04 shall not apply with respect to Relevant Taxes and liabilities with respect thereto, for which the exclusive remedy of Clydesdale and the Sponsor Subsidiary Collateral Agent against each Sponsor Subsidiary shall be pursuant to Section 2.07 hereof. Without prejudice to the survival of any other obligation of any Sponsor Subsidiary under this Agreement, but subject to the foregoing, the indemnities and obligations contained in Article X and this Section 11.04 shall survive the payment in full of the principal of and interest on the Advances or the termination of this Agreement.

                  Section 11.05. Right of Setoff. On and after the Liquidation Start Date, Clydesdale is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to setoff and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Clydesdale to or for the credit or the account of any Sponsor Subsidiary against any and all of the Obligations of any Sponsor Subsidiary now or hereafter existing under this Agreement and although such obligations may be unmatured. The rights of Clydesdale under this Section are in addition to other rights and remedies (including other rights of setoff) that Clydesdale may have.

                  Section 11.06. Binding Effect. This Agreement shall become effective when it shall have been executed by each Sponsor Subsidiary party hereto on the date of this Agreement, Clydesdale and the Sponsor Subsidiary Collateral Agent and thereafter shall be binding upon and inure to the benefit of each Sponsor Subsidiary (including each Additional Sponsor Subsidiary pursuant to Section 9.02 hereof and the terms of the Acquisition/Accession Procedures Schedule), Clydesdale and the Designated Representative and their respective successors and assigns and each other Indemnified Person; provided, however, that the obligations of Clydesdale under Article II hereof shall not become effective until satisfaction or waiver by Clydesdale of each of the conditions set forth in Section 3.01 hereof.

                  Section 11.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 11.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall


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
                                       98


constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  Section 11.09. Non-Recourse Liability. No recourse shall be had against the principal amount of (as distinguished from any interest payable on) any A-Loan (other than in respect of any prepayment of principal of the A-Loan Notes described in Section 2.05(b)(iii)).

                  Section 11.10. WAIVER OF JURY TRIAL. EACH SPONSOR SUBSIDIARY, THE SPONSOR SUBSIDIARY COLLATERAL AGENT AND CLYDESDALE EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE SPONSOR SUBSIDIARY CREDIT DOCUMENTS, THE ADVANCES OR ACTIONS OF THE SPONSOR SUBSIDIARY COLLATERAL AGENT OR CLYDESDALE IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  Section 11.11. Authorization of Noric Holdings as Sponsor Subsidiaries' Agent. Each Sponsor Subsidiary (other than Noric Holdings) hereby
(a) appoints Noric Holdings as its agent to take all actions, do all things, and exercise all discretions, in each case for and on behalf of such Sponsor Subsidiary, that are expressly delegated to Noric Holdings under the Operative Documents and/or that such Sponsor Subsidiary is entitled to take, do or exercise, under the Sponsor Subsidiary Credit Documents or any other Operative Document and (b) authorizes Noric Holdings, for and on behalf of such Sponsor Subsidiary, to execute and deliver all certificates and notices to be delivered by such Sponsor Subsidiary under the Sponsor Subsidiary Credit Documents or any other Operative Document.

                  Section 11.12. Consent to Jurisdiction. (a) Each Sponsor Subsidiary hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding by Clydesdale or the Clydesdale Liquidator or any other Indemnified Person (each such Person, a "CLAIMANT") in respect of, but only in respect of, any claims or causes of action arising out of or relating to any Sponsor Subsidiary Credit Document (such claims and causes of action, collectively, being "PERMITTED CLAIMS"), and each Sponsor Subsidiary hereby irrevocably agrees that all Permitted Claims may be heard and determined in such New York State court or in such Federal court. Each Sponsor Subsidiary hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any aforementioned court in respect of Permitted Claims. Each Sponsor Subsidiary hereby irrevocably appoints CT Corporation System (the "PROCESS AGENT"), with an office on the date hereof at 111 8th Avenue, New York, New York 10011, as its agent to receive on behalf of such Person and its property service of copies of the summons and complaint and other process which may be served on a Claimant in any such action or proceeding in any aforementioned court in respect of Permitted Claims. Such service may be made by delivering a copy of such process to a Sponsor Subsidiary by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at El Paso's address specified pursuant to Section 6.2 of the El Paso Agreement, and each Sponsor Subsidiary hereby irrevocably authorizes and directs the Process Agent to accept such service on


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
                                       99


its behalf. Each Sponsor Subsidiary agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Nothing in this Section 11.12 shall affect the right of any Claimant to serve legal process in any other manner permitted by law or affect any right otherwise existing of any Claimant to bring any action or proceeding against any Sponsor Subsidiary or its property in the courts of other jurisdictions or (ii) shall be deemed to be a general consent to jurisdiction in any particular court or a general waiver of any defense or a consent to jurisdiction of the courts expressly referred to in subsection (a) above in any action or proceeding in respect of any claim or cause of action other than Permitted Claims.

                  [Remainder of page intentionally left blank]


Sponsor Subsidiary Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       SPONSOR SUBSIDIARIES

                                       NORIC HOLDINGS, L.L.C.

                                       By:  Shetland Holdings Company,
                                            the Noric Holdings, L.L.C. Class A
                                            Member


                                            By: /s/ John J. Hopper
                                               ---------------------------------
                                               Name: John J. Hopper
                                               Title: Vice President and
                                                      Treasurer



                                       NORIC HOLDINGS I, L.L.C.

                                       By:  El Paso Production Company,
                                            the Noric Holdings I, L.L.C.
                                            Managing Member


                                            By: /s/ John J. Hopper
                                               ---------------------------------
                                               Name: John J. Hopper
                                               Title: Vice President



                                       NORIC HOLDINGS III, L.L.C.

                                       By:  El Paso CNG Company,
                                            the Noric Holdings III, L.L.C. Class
                                            A Member


                                            By: /s/ Greg Gruber
                                               ---------------------------------
                                               Name: Greg Gruber
                                               Title: Senior Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer



Sponsor Subsidiary Credit Agreement

                                       NORIC HOLDINGS IV, L.L.C.

                                       By:  El Paso Production Oil & Gas USA,
                                            L.P., the Noric Holdings IV, L.L.C.
                                            Managing Member

                                       By:  El Paso Production Oil & Gas
                                            Company, its general partner


                                            By: /s/ John J. Hopper
                                               ---------------------------------
                                               Name: John J. Hopper
                                               Title: Vice President



Sponsor Subsidiary Credit Agreement

                                       SPONSOR SUBSIDIARY COLLATERAL AGENT

                                       WILMINGTON TRUST COMPANY,
                                       Not in its individual capacity, but
                                       solely in its capacity as Sponsor
                                       Subsidiary Collateral Agent

                                       By: /s/ James A. Hanley
                                          --------------------------------------
                                          Name: James A. Hanley
                                          Title: Financial Services Officer



Sponsor Subsidiary Credit Agreement

                                       CLYDESDALE

                                       CLYDESDALE ASSOCIATES, L.P.

                                       By:  Appaloosa Holdings Company,
                                            the Clydesdale Associates, L.P.
                                            General Partner


                                            By: /s/ John J. Hopper
                                               ---------------------------------
                                               Name: John J. Hopper
                                               Title: Vice President and
                                                      Treasurer



Sponsor Subsidiary Credit Agreement